Exhibit 99.2


                                                                       EXECUTION

                                               [Published CUSIP No. ___________]


                           SECOND AMENDED AND RESTATED
                                 LOAN AGREEMENT


                          Dated as of December 21, 2004


                                      among


                       PALACE STATION HOTEL & CASINO, INC.
                              BOULDER STATION, INC.
                               TEXAS STATION, LLC
                             SANTA FE STATION, INC.
                              SUNSET STATION, INC.
                         LAKE MEAD STATION HOLDINGS, LLC
                             LAKE MEAD STATION, INC.
                          FIESTA STATION HOLDINGS, LLC
                              FIESTA STATION, INC.
                                       and
                             CHARLESTON STATION, LLC


                            the Lenders herein named,


                                BANK OF SCOTLAND
                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                          LEHMAN COMMERCIAL PAPER INC.
                                       and
                             WELLS FARGO BANK, N.A.

                              as Syndication Agents

                                       and


                 BANK OF AMERICA, N.A., as Administrative Agent


                         BANC OF AMERICA SECURITIES LLC
                has served as Sole Lead Arranger and Book Manager
                   for the Credit Facilities described herein

                                TABLE OF CONTENTS

                                                                                                            Page(s)
Article 1 DEFINITIONS AND ACCOUNTING TERMS....................................................................1

1.1      Defined Terms........................................................................................1
         -------------

1.2      Use of Defined Terms................................................................................27
         --------------------

1.3      Accounting Terms....................................................................................27
         ----------------

1.4      Rounding............................................................................................27
         --------

1.5      Exhibits and Schedules..............................................................................28
         ----------------------

1.6      References to "Borrowers and their Subsidiaries"....................................................28
         -----------------------------------------------

1.7      Miscellaneous Terms.................................................................................28
         -------------------


Article 2 LOANS AND LETTERS OF CREDIT........................................................................29

2.1      Loans-General.......................................................................................29
         -------------

2.2      Base Loans..........................................................................................30
         ----------

2.3      Eurodollar Loans....................................................................................30
         ----------------

2.4      Letters of Credit...................................................................................30
         -----------------

2.5      Voluntary Reduction of Commitment...................................................................34
         ---------------------------------

2.6      Senior Indebtedness.................................................................................34
         -------------------

2.7      Optional Termination of Commitment..................................................................34
         ----------------------------------

2.8      Administrative Agent's Right to Assume Funds Available for Advances.................................34
         -------------------------------------------------------------------

2.9      Swing Line..........................................................................................34
         ----------

2.10     Collateral and Guaranty.............................................................................36
         -----------------------


Article 3 PAYMENTS AND FEES..................................................................................37

3.1      Principal and Interest..............................................................................37
         ----------------------

3.2      Amendment and Upfront Fees..........................................................................38
         --------------------------

3.3      Commitment Fee......................................................................................38
         --------------

3.4      Letter of Credit Fees...............................................................................38
         ---------------------
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                                      -i-
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

3.5      Arrangement and Agency Fees.........................................................................38
         ---------------------------

3.6      Increased Commitment Costs..........................................................................39
         --------------------------

3.7      Eurodollar Costs and Related Matters................................................................39
         ------------------------------------

3.8      Late Payments.......................................................................................42
         -------------

3.9      Computation of Interest and Fees....................................................................42
         --------------------------------

3.10     Non-Business Days...................................................................................42
         -----------------

3.11     Manner and Treatment of Payments....................................................................42
         --------------------------------

3.12     Funding Sources.....................................................................................43
         ---------------

3.13     Failure to Charge Not Subsequent Waiver.............................................................43
         ---------------------------------------

3.14     Administrative Agent's Right to Assume Payments Will be Made by Borrowers...........................44
         -------------------------------------------------------------------------

3.15     Fee Determination Detail............................................................................44
         ------------------------

3.16     Survivability.......................................................................................44
         -------------


Article 4 REPRESENTATIONS AND WARRANTIES.....................................................................45

4.1      Existence and Qualification; Power; Compliance With Laws............................................45
         --------------------------------------------------------

4.2      Authority; Compliance With Other Agreements and Instruments and Government Regulations..............45
         --------------------------------------------------------------------------------------

4.3      No Governmental Approvals Required..................................................................46
         ----------------------------------

4.4      Subsidiaries........................................................................................46
         ------------

4.5      Financial Statements................................................................................46
         --------------------

4.6      No Other Liabilities; No Material Adverse Changes...................................................46
         -------------------------------------------------

4.7      Title to Property...................................................................................46
         -----------------

4.8      Intangible Assets...................................................................................46
         -----------------

4.9      Public Utility Holding Company Act..................................................................47
         ----------------------------------

4.10     Litigation..........................................................................................47
         ----------

4.11     Binding Obligations.................................................................................47
         -------------------

4.12     No Default..........................................................................................47
         ----------

4.13     ERISA...............................................................................................47
         -----

4.14     Regulations T, U and X; Investment Company Act......................................................48
         ----------------------------------------------



4.15     Disclosure..........................................................................................48
         ----------

4.16     Tax Liability.......................................................................................48
         -------------

4.17     Projections.........................................................................................48
         -----------

4.18     Hazardous Materials.................................................................................48
         -------------------

4.19     Gaming Laws.........................................................................................48
         -----------

4.20     Security Interests..................................................................................48
         ------------------

4.21     Deposit and Other Accounts..........................................................................49
         --------------------------


Article 5 NEGATIVE COVENANTS OF BORROWERS....................................................................50

5.1      Fixed Charge Coverage Ratio.........................................................................50
         ---------------------------

5.2      Borrower Leverage Ratio.............................................................................50
         -----------------------

5.3      New Capital Stock...................................................................................50
         -----------------


Article 6 AFFIRMATIVE COVENANTS..............................................................................51

6.1      Payment of Taxes and Other Potential Liens..........................................................51
         ------------------------------------------

6.2      Preservation of Existence...........................................................................51
         -------------------------

6.3      Maintenance of Properties...........................................................................51
         -------------------------

6.4      Maintenance of Insurance............................................................................51
         ------------------------

6.5      Compliance With Laws................................................................................51
         --------------------

6.6      Inspection Rights...................................................................................51
         -----------------

6.7      Keeping of Records and Books of Account.............................................................52
         ---------------------------------------

6.8      Compliance With Agreements..........................................................................52
         --------------------------

6.9      Use of Proceeds.....................................................................................52
         ---------------

6.10     Hazardous Materials Laws............................................................................52
         ------------------------

6.11     Construction Monitoring.............................................................................52
         -----------------------

6.12     Designation of Additional Borrowers; Sibling Guarantors, Immaterial Subsidiaries, Etc...............52
         --------------------------------------------------------------------------------------

6.13     Additional Collateral...............................................................................53
         ---------------------

6.14     Designated Senior Indebtedness......................................................................54
         ------------------------------


Article 7 GENERALLY APPLICABLE NEGATIVE COVENANTS............................................................55



7.1      Payment of Certain Obligations......................................................................55
         ------------------------------

7.2      Disposition of Property.............................................................................56
         -----------------------

7.3      Mergers.............................................................................................56
         -------

7.4      Hostile Acquisitions................................................................................56
         --------------------

7.5      Distributions.......................................................................................56
         -------------

7.6      ERISA...............................................................................................57
         -----

7.7      Change in Nature of Business........................................................................57
         ----------------------------

7.8      Liens and Negative Pledges..........................................................................57
         --------------------------

7.9      Indebtedness and Guaranty Obligations...............................................................58
         -------------------------------------

7.10     Transactions with Affiliates........................................................................59
         ----------------------------

7.11     Parent Leverage Ratio...............................................................................59
         ---------------------

7.12     Capital Expenditures................................................................................60
         --------------------

7.13     Investments.........................................................................................60
         -----------

7.14     Amendments to Other Financial Instruments...........................................................61
         -----------------------------------------

7.15     Prepayments.........................................................................................61
         -----------

7.16     Basket Expenditures.................................................................................61
         -------------------


Article 8 INFORMATION AND REPORTING REQUIREMENTS.............................................................62

8.1      Financial and Business Information..................................................................62
         ----------------------------------

8.2..........................................................................................................62

8.1..........................................................................................................64

8.2      Compliance Certificates.............................................................................64
         -----------------------


Article 9 CONDITIONS.........................................................................................65

9.1      Initial Advances, Etc...............................................................................65
         ----------------------

9.2      Any Advance; Letter of Credit or Swing Line Loan....................................................67
         ------------------------------------------------


Article 10 EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT..............................................68

10.1     Events of Default...................................................................................68
         -----------------

10.2     Remedies Upon Event of Default......................................................................70
         ------------------------------


Article 11 THE ADMINISTRATIVE AGENT..........................................................................72

11.1     Appointment and Authorization.......................................................................72
         -----------------------------

11.2     Delegation of Duties................................................................................72
         --------------------

11.3     Liability of Administrative Agent...................................................................72
         ---------------------------------

11.4     Reliance by Administrative Agent....................................................................73
         --------------------------------

11.5     Notice of Default...................................................................................73
         -----------------

11.6     Credit Decision; Disclosure of Information by Administrative Agent..................................73
         ------------------------------------------------------------------

11.7     Indemnification of Administrative Agent.............................................................74
         ---------------------------------------

11.8     Administrative Agent in its Individual Capacity.....................................................74
         -----------------------------------------------

11.9     Successor Administrative Agent......................................................................74
         ------------------------------

11.10      Administrative Agent May File Proofs of Claim.....................................................75
           ---------------------------------------------

11.11      Collateral and Guaranty Matters...................................................................76
           -------------------------------

11.12      Other Agents; Arrangers and Managers..............................................................76
           ------------------------------------


Article 12 MISCELLANEOUS.....................................................................................77

12.1     Cumulative Remedies; No Waiver......................................................................77
         ------------------------------

12.2     Amendments; Consents................................................................................77
         --------------------

12.3     Costs, Expenses and Taxes...........................................................................78
         -------------------------

12.4     Nature of Lenders' Obligations......................................................................78
         ------------------------------

12.5     Survival of Representations and Warranties..........................................................79
         ------------------------------------------

12.6     Notices.............................................................................................79
         -------

12.7     Execution of Loan Documents.........................................................................79
         ---------------------------

12.8     Binding Effect; Assignment..........................................................................79
         --------------------------

12.9     Right of Setoff.....................................................................................82
         ---------------

12.10      Sharing of Setoffs................................................................................82
           ------------------

12.11      Indemnity by Borrowers............................................................................82
           ----------------------

12.12      Nonliability of the Lenders.......................................................................83
           ---------------------------

12.13      No Third Parties Benefited........................................................................84
           --------------------------


12.14      Confidentiality...................................................................................84
           ---------------

12.15      Further Assurances................................................................................85
           ------------------

12.16      Integration.......................................................................................85
           -----------

12.17      Governing Law.....................................................................................85
           -------------

12.18      Severability of Provisions........................................................................85
           --------------------------

12.19      Headings..........................................................................................85
           --------

12.20      Time of the Essence...............................................................................85
           -------------------

12.21      Foreign Lenders and Participants..................................................................85
           --------------------------------

12.22      Hazardous Material Indemnity......................................................................87
           ----------------------------

12.23      Gaming Boards.....................................................................................87
           -------------

12.24      Joint and Several.................................................................................88
           -----------------

12.25      WAIVER OF RIGHT TO TRIAL BY JURY..................................................................88
           --------------------------------

12.26      Purported Oral Amendments.........................................................................88
           -------------------------

12.27      USA PATRIOT ACT...................................................................................88
           ---------------

Exhibits
--------

A   -    Assignment and Assumption
B   -    Compliance Certificate
C   -    Joinder Agreement
D   -    Landlord Consent
E   -    Note
F   -    Pricing Certificate
G   -    Request for Letter of Credit
H   -    Request for Loan
I     -  Joint Borrower Provisions

Schedules
---------

4.3      Governmental Approvals
4.4      Subsidiaries
4.7      Existing Liens, Negative Pledges and Rights of Others
4.8      Trademarks and Trade Names
4.10     Material Litigation
4.18     Hazardous Materials Matters
4.21     Parent's Deposit Accounts
7.9      Existing Indebtedness and Guaranty Obligations
7.13     Existing Investments

                           SECOND AMENDED AND RESTATED
                           ---------------------------
                                 LOAN AGREEMENT
                                 --------------

                          Dated as of December 21, 2004

     This SECOND AMENDED AND RESTATED LOAN AGREEMENT is entered into by and among Palace Station Hotel & Casino, Inc., a Nevada corporation, Boulder Station, Inc., a Nevada corporation, Texas Station, LLC, a Nevada limited liability company, Santa Fe Station, Inc., a Nevada corporation, Sunset Station, Inc., a Nevada Corporation, Lake Mead Station Holdings, LLC, a Nevada limited liability company, Lake Mead Station, Inc., a Nevada corporation, Fiesta Station Holdings, LLC, a Nevada limited liability company, Fiesta Station, Inc., a Nevada corporation, and Charleston Station, LLC, a Nevada limited liability company (collectively, with each other Person hereafter designated as a Borrower pursuant to Section 6.12, the "Borrowers"), Station Casinos, Inc., a Nevada corporation ("Parent") (but only for the purpose of making the covenants set forth in Articles 6 and 7 hereof), each lender whose name is set forth on the signature pages of this Agreement and each lender which may hereafter become a party to this Agreement pursuant to Section 12.8 (collectively, the "Lenders" and individually, a "Lender"), Bank of Scotland, Deutsche Bank Trust Company Americas, Lehman Commercial Paper Inc. and Wells Fargo Bank, N.A., as Syndication Agents, and Bank of America, N.A., as Administrative Agent. While not a party hereto, Banc of America Securities LLC has served as sole Lead Arranger and Book Manager for the credit facilities described herein.

     This Agreement amends and restates in its entirety the Amended and Restated Loan Agreement dated as of September 18, 2002 (as amended, the "Existing Loan Agreement") among the Borrowers, Parent (but only for the limited purposes specified therein), the lenders party thereto and Bank of America, N.A., as the administrative agent for the lenders named therein.

     In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                   Article 1
                        DEFINITIONS AND ACCOUNTING TERMS
                        --------------------------------

     1.1 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

     "Adjusted EBITDA" means, with respect to any Person and with respect to any fiscal period, the sum of (a) the consolidated Net Income of that Person for that period, plus (b) any non-operating non-recurring loss reflected in such Net Income, minus (c) any non-operating non-recurring gain reflected in such Net Income, plus (d) Interest Expense of that Person for that period, plus (e) the aggregate amount of federal and state taxes on or measured by income of that Person for that period (whether or not payable during that period), plus (f) depreciation, amortization and all other non-cash expenses of that Person for that period, plus (g) any Pre-Opening Expenses of that Person for that period, in each case as determined in accordance with GAAP.

     "Adjusted Funded Debt" means, as of each date of determination, the sum without duplication of, (a) the aggregate principal amount of all Indebtedness of Parent and its Subsidiaries for borrowed money (including debt securities issued and outstanding) on that date, plus (b) the aggregate amount of the principal portion of all Capital Lease Obligations of Parent and its Subsidiaries on that date, plus (c) the aggregate amount available for drawing under all outstanding letters of credit on that date for which Parent or any of its Subsidiaries are the account party, plus (d) the aggregate amount of the principal portion of the Indebtedness of any other Person on that date subject to a Guaranty Obligation issued by Parent or any of its Subsidiaries plus (e) the aggregate amount of all Guaranty Obligations which are not guarantees of Indebtedness that have been quantified and reflected on the balance sheet of Parent and its Subsidiaries as of that date; provided, however, that Adjusted Funded Debt shall not include (i) the obligations of a Person under an operating lease (as such term is defined in accordance with GAAP) or (ii) obligations under Support Agreements unless and until the amount thereof has been quantified and reflected in the consolidated balance sheet of Parent.

     "Administrative Agent" means Bank of America, N.A., when acting in its capacity as the Administrative Agent under any of the Loan Documents, or any successor Administrative Agent.

     "Administrative Agent's Office" means the Administrative Agent's address as set forth on the signature pages of this Agreement, or such other address as the Administrative Agent hereafter may designate by written notice to Borrowers and the Lenders.

     "Advance" means any advance made or to be made by any Lender to Borrowers as provided in Article 2, and includes each Base Advance and Eurodollar Advance.

     "Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (and the correlative terms, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person that owns, directly or indirectly, 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation that has more than 100 record holders of such securities, or 10% or more of the partnership or other ownership interests of any other Person that has more than 100 record holders of such interests, will be deemed to be an Affiliate of such corporation, partnership or other Person.

     "Agent-Related Persons" means the Administrative Agent, together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, Banc of America Securities LLC), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

     "Aggregate Basket" means, as of each date of determination, $600,000,000 minus (i) the aggregate amount of the liabilities required by GAAP to be quantified on the consolidated balance sheet of Parent in respect of Support Agreements, and (ii) without duplication, Support Payments required to be made following the Closing Date.

     "Aggregate Effective Amount" means (a) as of any date of determination and with respect to all Letters of Credit then outstanding, the sum of (i) the aggregate effective face amounts of all such Letters of Credit not then paid by the Issuing Lender plus (ii) the aggregate amounts paid by the Issuing Lender and neither repaid by Borrowers pursuant to Section 2.4(d) nor the subject of Advances made pursuant to Sections 2.4(e) and 2.4(f).

     "Aggregate Outstandings" means, as of each date of determination, the sum of (a) the aggregate outstanding principal balance of the Loans, (b) the aggregate outstanding principal balance of the Swing Line Loans, and (c) the Aggregate Effective Amount.

     "Agreement" means this Second Amended and Restated Loan Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, restated or extended.

     "Amended and Restated Pledge Agreement" means the Amended and Restated Pledge Agreement executed on the Closing Date by Parent, Borrowers and the Sibling Guarantors in respect of the Equity Interests held by them in all Restricted Subsidiaries of the Parent other than Dormant Subsidiaries and Native American Subsidiaries.

     "Annualized Adjusted EBITDA" means, as of the last day of each Fiscal Quarter, the consolidated Adjusted EBITDA of Parent and its Subsidiaries, for the four Fiscal Quarters ending on that date, after making pro forma adjustments thereto to (i) eliminate that portion of Adjusted EBITDA which is attributable to any Unrestricted Subsidiaries except to the extent that the amount thereof has been actually received by Parent and its Restricted Subsidiaries, (ii) exclude the Adjusted EBITDA of any Person or assets sold or otherwise disposed of by Parent and its Subsidiaries during that period having an attributable Adjusted EBITDA which is in excess of $10,000,000, and (iii) to annualize, on a straight line basis, and to include, without duplication, the Adjusted EBITDA of
(A) each Person or assets acquired by Parent and its Restricted Subsidiaries during that period having an attributable Adjusted EBITDA which is in excess of $10,000,000, and (B) of each Substantial Project which commences operations during that period.

     "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

     "Assignment   and   Assumption"   means  an   Assignment   and   Assumption
substantially in the form of Exhibit A.

     "Attorney Costs" means and includes all fees, expenses and disbursements of any law firm or other external counsel and, without duplication, the allocated cost of internal legal services and all expenses and disbursements of internal counsel.

     "Bank of America" means Bank of America, N.A., its successors and permitted assigns.

     "Base Advance" means an Advance made under Section 2.1(a) and specified to be a Base Advance in accordance with Article 2.

     "Base Loan" means a Loan made hereunder and specified to be an Base Loan in accordance with Article 2.

     "Base Margin" means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Pricing Level for that Pricing Period.

                Pricing Level               Base Margin
           -----------------------          -----------
                    I                              0
                    II                             0
                    III                           12.5
                    IV                            37.5
                    V                             62.5
                    VI                            87.5

     "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

     "Basket Expenditures" means, without duplication, the sum of all:

          (a) Stock Repurchases and derivative and option transactions relating to the repurchase of Common Stock, in each case made following the Closing Date;

          (b) Distributions in respect of Common Stock made pursuant to Section 7.5(e) and Preferred Stock Dividends, in each case paid following the Closing Date;

          (c)  repayments or  prepayments of Parent Funded Debt made pursuant to
          Section 7.1(a)(v);

          (d) other retirements, redemptions, repurchases of Indebtedness of Parent, Borrowers or the Restricted Subsidiaries made following the Closing Date (other than in respect of the Obligations), except to the extent that the same are made using the proceeds of substantially contemporaneous Indebtedness of the same class, by proceeds of substantially contemporaneous Indebtedness of a class which is entitled to a more junior preference in liquidation, or by proceeds of substantially contemporaneous equity securities of Parent; and

          (e) Investments made by Parent and its Subsidiaries in Persons of the type contemplated by Section 7.13(i).

          The amount of a Basket Expenditure that is made by way of the contribution or other transfer of Property shall be the fair market value of the Property at the time of its contribution or transfer.

     "Borrower Leverage Ratio" means, as of each date of determination, the ratio of:

          (a) Adjusted Funded Debt as of that date, minus Parent Funded Debt; to

          (b) Annualized Adjusted EBITDA determined as of that date, minus that portion of Annualized Adjusted EBITDA which is attributable to Persons other than the Borrowers, and minus the Management Fee Factor.

     "Borrowers" means each of the Persons listed as Borrowers in the preamble to this Agreement, and each other Person which hereafter executes a Joinder and thereby becomes a Borrower pursuant to Section 6.12.

     "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday, other than a day on which banks are authorized or required to be closed in California, Nevada or New York.

     "Cactus Project" means a proposed development of the Property owned by Vista Holdings, LLC, a Nevada limited liability company, and located at the corner of Cactus Avenue and Las Vegas Boulevard South consisting of approximately 60 acres.

     "Capital Expenditure" means any expenditure that is treated as a capital expenditure under GAAP, including any amount which is required to be treated as an asset subject to a Capital Lease Obligation and including interest required by GAAP to be capitalized with respect to such an expenditure. An Investment shall not be deemed a Capital Expenditure.

     "Capital Lease Obligations" means all monetary obligations of a Person under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease.

     "Cash" means, when used in connection with any Person, all monetary and non-monetary items owned by that Person that are treated as cash in accordance with GAAP, consistently applied.

     "Cash Equivalents" means, when used in connection with any Person, that Person's Investments in:

          (a) Government Securities due within one year after the date of the making of the Investment;

          (b) readily marketable direct obligations of any State of the United States of America or any political subdivision of any such State or any public agency or instrumentality thereof given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), in each case due within one year from the making of the Investment;

          (c) certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by any Lender or any bank incorporated under the Laws of the United States of America, any State thereof or the District of Columbia and having on the date of such Investment combined capital, surplus and undivided profits of at least $250,000,000, or total assets of at least $5,000,000,000, in each case due within one year after the date of the making of the Investment;

          (d) certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by any Lender or any branch or office located in the United States of America of a bank incorporated under the Laws of any jurisdiction outside the United States of America having on the date of such Investment combined capital, surplus and undivided profits of at least $500,000,000, or total assets of at least $15,000,000,000, in each case due within one year after the date of the making of the Investment;

          (e) repurchase agreements covering Government Securities executed by a broker or dealer registered under Section 15(b) of the Securities Exchange Act of 1934, as amended, having on the date of the Investment capital of at least $50,000,000, due within 90 days after the date of the making of the Investment; provided that the maker of the Investment receives written confirmation of the transfer to it of record ownership of the Government Securities on the books of a "primary dealer" in such Government Securities or on the books of such registered broker or dealer, as soon as practicable after the making of the Investment;

          (f) readily marketable commercial paper or other debt securities issued by corporations doing business in and incorporated under the Laws of the United States of America or any State thereof or of any corporation that is the holding company for a bank described in clause
          (c) or (d) above given on the date of such Investment a credit rating of at least P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), in each case due within one year after the date of the making of the Investment;

          (g)  "money   market   preferred   stock"   issued  by  a  corporation
          incorporated under the Laws of the United States of America or any State thereof (i) given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. and AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), in each case having an investment period not exceeding 50 days or (ii) to the extent that investors therein have the benefit of a standby letter of credit issued by a Lender or a bank described in clauses (c) or (d) above; provided that (y) the amount of all such Investments issued by the same issuer does not exceed $5,000,000 and (z) the aggregate amount of all such Investments does not exceed $15,000,000;

          (h) a readily redeemable "money market mutual fund" sponsored by a bank described in clause (c) or (d) hereof, or a registered broker or dealer described in clause (e) hereof, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (a) through (g) hereof and given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. and AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.); and

          (i) corporate notes or bonds having an original term to maturity of not more than one year issued by a corporation incorporated under the Laws of the United States of America or any State thereof, or a participation interest therein; provided that (i) commercial paper issued by such corporation is given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. and AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.),
          (ii) the amount of all such Investments issued by the same issuer does not exceed $5,000,000 and (iii) the aggregate amount of all such Investments does not exceed $15,000,000.

     "Cash Income Taxes" means, with respect to any fiscal period, taxes on or measured by the income of Borrowers that are paid or currently payable in Cash by Borrowers or Parent during that fiscal period.

     "Cash Interest Expense" means Interest Expense that is paid or currently payable in Cash.

     "Certificate" means a certificate signed by a Senior Officer or Responsible Official (as applicable) of the Person providing the certificate.

     "Change in Control" means (a) any transaction or series of related transactions in which any Unrelated Person or two or more Unrelated Persons acting in concert acquire beneficial ownership (within the meaning of Rule 13d-3(a)(1) under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 40% or more of the outstanding Common Stock and at such time the Existing Equity Holders together shall fail to beneficially own, directly or indirectly, at least the same percentage of Common Stock as is beneficially owned by such Unrelated Person, (b) Parent consolidates with or merges into another Person or conveys, transfers or leases its properties and assets substantially as an entirety to any Person or any Person consolidates with or merges into Parent, in either event pursuant to a transaction in which the outstanding Common Stock is changed into or exchanged for cash, securities or other property, with the effect that any Unrelated Person (other than the Existing Equity Holders) becomes the beneficial owner, directly or indirectly, of 40% or more of Common Stock and at such time the Existing Equity Holders together shall fail to beneficially own, directly or indirectly, at least the same percentage of Common Stock as is beneficially owned by such Unrelated Person or (c) during any period of 24 consecutive months, individuals who at the beginning of that period constituted the board of directors of Parent (together with any new or replacement directors whose election by the then incumbent board of directors, or whose nomination for election, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of that period or whose election or nomination for reelection was previously so approved) cease for any reason to constitute a majority of the directors then in office. For purposes of the foregoing, the term "Unrelated Person" means any Person other than (i) a Subsidiary of Parent, (ii) an employee stock ownership plan or other employee benefit plan covering the employees of Parent and its Subsidiaries or (iii) any of the Existing Equity Holders, and the term "Existing Equity Holders" means Frank J. Fertitta III, Blake L. Sartini, Delise F. Sartini, Lorenzo J. Fertitta, Glenn C. Christenson, Scott M Nielson and William W. Warner and their executors, administrators or the legal representatives of their estates, their heirs, distributees and beneficiaries, any trust as to which any of the foregoing is a settlor or co-settlor and any corporation, partnership or other entity which is an Affiliate of any of the foregoing, and any lineal descendants of such Persons, but only to the extent that the beneficial ownership of Common Stock held by such lineal descendants was directly received (by gift, trust or sale) from any such Person.

     "Closing Date" means the time and Business Day on which the conditions set forth in Section 9.1 are satisfied or waived.

     "Code" means the Internal Revenue Code of 1986, as amended or replaced and as in effect from time to time.

     "Collateral"  means  all  of  the  collateral  covered  by  the  Collateral
Documents.

     "Collateral Documents" means, collectively, the Deeds of Trust, the Second Amended and Restated Security Agreement, the Second Amended and Restated Trademark Collateral Assignment, the Amended and Restated Pledge Agreement and any other security agreement, pledge agreement, deed of trust, mortgage, deposit account control agreement or other collateral security agreement hereafter executed and delivered by Parent, the Borrowers or any Sibling Guarantor to secure the Obligations.

     "Commencement" means, in respect of any Substantial Project, the date upon which any work of improvement is commenced in respect of such Substantial Project which, under applicable Laws would result in the ability of any mechanics lien, materialmens lien, contractors lien or similar claim to become a lien in respect of that Property.

     "Commitment" means, subject to Sections 2.5 and 2.7, $1,000,000,000.

     "Commitment Fee Rate" means, for each Pricing Period, the rate set forth below (expressed in basis points per annum) opposite the Pricing Level for that Pricing Period:


                        Applicable
                       Pricing Level                    Commitment Fee
                       -------------                    --------------
                           I                                  20.0
                           II                                 25.0
                           III                                25.0
                           IV                                 37.5
                           V                                  37.5
                           VI                                 37.5


     "Common Stock" means the common stock of Parent or its successor.

     "Compliance Certificate" means a certificate in the form of Exhibit B, properly completed and signed by a Senior Officer of Borrowers and Parent.

     "Contractual Obligation" means, as to any Person, any provision of any outstanding security issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its Property is bound.

     "Core Property" means collectively, (a) the hotel, resort and casino properties commonly known as Palace Station, Boulder Station, Texas Station, Santa Fe Station, Sunset Station, Fiesta Henderson, Fiesta Rancho, the Red Rock Project and (b) each casino or hotel property hereafter acquired or developed by Parent and its Subsidiaries in respect of which Adjusted EBITDA for the then most recently ended twelve month period for which financial statements are then available exceeds $10,000,000.

     "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, as amended from time to time, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws from time to time in effect affecting the rights of creditors generally.

     "Deeds of Trust" means each of the deeds of trust pursuant to Section 9.1 (which may include deeds of trust amending and restating the deeds of trust executed in connection with the Existing Loan Agreement) and any other deed of trust required to be provided to the Administrative Agent pursuant to Section 6.13.

     "Deemed Intercompany Indebtedness" means, as of any date of determination, an amount equal to the sum of (a) the principal of all outstanding Indebtedness of Parent (other than (i) Indebtedness owed to any Borrower or to a Restricted

Subsidiary and (ii) Indebtedness consisting of Guaranty Obligations with respect to Indebtedness of Borrowers owed to Persons other than Parent or a Restricted Subsidiary) plus (b) the liquidation preference on all outstanding Equity Interests of Parent that bears a dividend payable in Cash at a specified rate or per share amount.

     "Default" means any event that, with the giving of any applicable notice or passage of time specified in Section 10.1, or both, would be an Event of Default.

     "Default Rate" means the interest rate prescribed in Section 3.8.

     "Designated Deposit Account" means a deposit account to be maintained by Borrowers with Bank of America, or one of its Affiliates, as from time to time designated by Borrowers by written notification to the Administrative Agent.

     "Designated  Eurodollar Market" means, with respect to any Eurodollar Loan,
(a) the London Eurodollar Market, (b) if prime banks in the London Eurodollar Market are at the relevant time not accepting deposits of Dollars or if the Administrative Agent determines in good faith that the London Eurodollar Market does not represent at the relevant time the effective pricing to the Lenders for deposits of Dollars in the London Eurodollar Market, the Cayman Islands Eurodollar Market or (c) if prime banks in both the London and Cayman Islands Eurodollar Markets are at the relevant time not accepting deposits of Dollars or if the Administrative Agent determines in good faith that neither the London nor the Cayman Islands Eurodollar Market represents at the relevant time the effective pricing to the Lenders for deposits of Dollars in such Eurodollar Market, such other Eurodollar Market as may from time to time be selected by the Administrative Agent with the approval of Borrowers and the Requisite Lenders.

     "Disposition" means the voluntary sale, transfer or other disposition of any asset of Borrowers other than (a) Cash, Cash Equivalents, inventory or other assets sold, leased or otherwise disposed of in the ordinary course of business of Borrowers and (b) equipment sold or otherwise disposed of where substantially similar equipment in replacement thereof has theretofore been acquired, or thereafter within 90 days is acquired, by Borrowers, or where Borrowers determine in good faith that the failure to replace such equipment will not be detrimental to the business of Borrowers.

     "Distribution" means, with respect to any Equity Interests, (i) the retirement, redemption, purchase or other acquisition for Cash or for Property by such Person of any such Equity Interests, (ii) the declaration or (without duplication) payment by such Person of any dividend in Cash or in Property on or with respect thereto, (iii) any Investment by such Person in the holder of 5% or more of any such Equity Interests if a purpose of such Investment is to avoid characterization of the transaction as a Distribution and (iv) any other payment in Cash or Property by such Person constituting a distribution under applicable Laws with respect to such Equity Interests.

     "Dollar" and "$" mean lawful money of the United States.

     "Dormant Subsidiary" means (a) as of the Closing Date, those Subsidiaries of Parent which are designated as such on Schedule 4.4, and (b) each additional Subsidiary of Parent which is hereafter designated as such from time to time by written notice to Administrative Agent in a manner consistent with Section 6.12, provided that no Person shall be so designated (i) if, as of the date of its designation, its has assets having a book value (as reasonably determined by

Borrowers) in excess of $5,000,000, and (ii) at time when the aggregate book value (as reasonably determined by Borrowers) of the assets of all Dormant Subsidiaries would thereby be in excess of $10,000,000.

     "Durango" means Durango Station, Inc., a Nevada corporation, successor by merger to St. Charles Riverfront Station, Inc., a Missouri corporation.

     "Durango Project" means a proposed development of the Property owned by Durango and located at Durango Avenue and Interstate 215, consisting of approximately 67 acres of real property.

     "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, the Issuing Lender and the Swing Line Lender, and (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that (A) Parent and its Subsidiaries and Affiliates shall not be "Eligible Assignees," (B) each Eligible Assignee shall be exempt from withholding of tax on interest and deliver the documents related thereto pursuant to Section 12.21 and (C) to the extent required under applicable Gaming Laws, each Eligible Assignee must be registered with, approved by, or not disapproved by (whichever may be required under applicable Gaming Laws), all applicable Gaming Boards.

     "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

     "ERISA" means the Employee Retirement Income Security Act of 1974, and any regulations issued pursuant thereto, as amended or replaced and as in effect from time to time.

     "Eurodollar Advance" means an Advance made under Section 2.1(a) and specified to be a Eurodollar Advance in accordance with Article 2.

     "Eurodollar Business Day" means any Business Day on which dealings in Dollar deposits are conducted by and among banks in the Designated Eurodollar Market.

     "Eurodollar Lending Office" means, as to each Lender, its office or branch so designated by written notice to Borrowers and the Administrative Agent as its Eurodollar Lending Office. If no Eurodollar Lending Office is designated by a Lender, its Eurodollar Lending Office shall be its office at its address for purposes of notices hereunder.

     "Eurodollar Loan" means a Loan made hereunder and specified to be a Eurodollar Loan in accordance with Article 2.

     "Eurodollar Margin" means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Pricing Level for that Pricing Period:

                         Pricing Level                  Eurodollar Margin
                         -------------                  -----------------

                           I                                    100.0
                           II                                   112.5
                           III                                  137.5
                           IV                                   162.5
                           V                                    187.5
                           VI                                   212.5

     "Eurodollar Market" means a regular established market located outside the United States of America by and among banks for the solicitation, offer and acceptance of Dollar deposits in such banks.

     "Eurodollar Obligations" means eurocurrency liabilities, as defined in Regulation D or any comparable regulation of any Governmental Agency having jurisdiction over any Lender.

     "Eurodollar Period" means, as to each Eurodollar Loan, the period commencing on the date specified by Borrowers pursuant to Section 2.1(b) and ending 1, 2, 3 or 6 months (or, with the written consent of all of the Lenders, any other period) thereafter, as specified by Borrowers in the applicable Request for Loan; provided that:

          (a) The first day of any Eurodollar Period shall be a Eurodollar Business Day;

          (b) Any Eurodollar Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Eurodollar Period shall end on the next preceding Eurodollar Business Day; and

          (c) No Eurodollar Period shall extend beyond the Maturity Date.

     "Eurodollar Rate" means for any Interest Period with respect to a Eurodollar Loan, the rate per annum equal to the British Bankers Association LIBOR Rate ("BBA LIBOR"), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the "Eurodollar Rate" for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

     "Event of Default" shall have the meaning provided in Section 10.1.

     "Existing Loan Agreement" has the meaning set forth in the preamble to this Agreement.

     "Existing Senior Notes" means Parent's (a) 8-3/8% senior notes due 2008, and (b) Parent's 6% senior notes due 2012.

     "Existing Subordinated Notes" means Parent's (a) 9-7/8% senior subordinated notes due 2010, (b) 6-7/8% senior subordinated notes due 2016 and (c) 6-1/2% senior subordinated notes due 2014.

     "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent. For purposes of this Agreement, any change in the Base Rate due to a change in the Federal Funds Rate shall be effective as of the opening of business on the effective date of such change.

     "Fiscal Quarter" means the fiscal quarter of Borrowers or Parent, as applicable, ending on each March 31, June 30, September 30 and December 31.

     "Fiscal Year" means the fiscal year of Borrowers or Parent, as applicable, ending on each December 31.

     "Fixed Charge Coverage Ratio" means, as of each date of determination, the ratio of:

          (a) Annualized Adjusted EBITDA for the twelve month period then ended, minus that portion of Annualized Adjusted EBITDA which is attributable to Persons other than the Borrowers, minus the Management Fee Factor, minus Cash Income Taxes of Borrowers, in each case determined for the same period; to

          (b) the sum of (i) Interest Charges of Borrowers for such fiscal period with respect to Indebtedness other than Indebtedness owed to Parent or a Restricted Subsidiary (provided that such Interest Charges shall be adjusted on a pro forma basis to (A) include the Interest Charges associated with Indebtedness in an amount equal to the consideration paid to acquire any Person or assets for having an attributable annual Adjusted EBITDA in excess of $10,000,000 during that period (including any Indebtedness assumed in connection with such acquisition) annualized on a straight line basis and (B) exclude Interest Charges associated with Indebtedness repaid using the consideration received from the sale or other disposition of any such Person or operating business during that period), plus (ii) Maintenance Capital Expenditures of Borrowers made during such fiscal period, plus (iii) all scheduled principal payments on all Indebtedness of Borrowers during such fiscal period, plus (iv) Interest Charges of Borrowers for such fiscal period with respect to Deemed Intercompany Indebtedness calculated at an interest rate that is not less than the Minimum Intercompany Rate, and plus (v) Preferred

          Stock Dividends and Common Stock dividends, in each case paid in cash during such fiscal period.

     "Foreign Lender" means each Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code.

     "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

     "GAAP" means, as of any date of determination, accounting principles (a) set forth as generally accepted in then currently effective Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) set forth as generally accepted in then currently effective Statements of the Financial Accounting Standards Board or (c) that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "consistently applied," as used in connection therewith, means that the accounting principles applied are consistent in all material respects with those applied at prior dates or for prior periods.

     "Gaming Board" means, collectively, (a) the Nevada Gaming Commission, (b) the Nevada State Gaming Control Board and (c) any other Governmental Agency that holds regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Borrowers within its jurisdiction.

     "Gaming Laws" means all Laws pursuant to which any Gaming Board possesses regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by any of the Parent, Borrowers or their Subsidiaries within its jurisdiction.

     "Government Securities" means readily marketable (a) direct full faith and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America and (b) obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America.

     "Governmental Agency" means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body (including any Gaming Board), or (c) any court or administrative tribunal of competent jurisdiction.

     "Green Valley Ranch Station Casino" means the hotel and casino facility of that name in Henderson, Nevada.

     "Guaranty Obligation" means, as to any Person, any (a) guarantee by that Person of Indebtedness of, or other obligation performable by, any other Person or (b) assurance given by that Person to an obligee of any other Person with respect to the performance of an obligation by, or the financial condition of, such other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person or any "keep-well" or other arrangement of whatever nature given for the purpose of assuring or holding harmless such obligee against loss with respect to any obligation of such other Person; provided, however, that the term Guaranty
Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation in respect of Indebtedness shall be deemed to be an amount equal to the stated or determinable amount of the related Indebtedness (unless the Guaranty Obligation is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith. The amount of any other Guaranty Obligation shall be deemed to be zero unless and until the amount thereof has been (or in accordance with Financial Accounting Standards Board Statement No. 5 should be) quantified and reflected in the consolidated balance sheet of Borrowers.

     "Gun Lake Project" means the proposed gaming facility and related amenities to be located in the vicinity of Grand Rapids, Michigan to be owned by the
Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians or an agency or instrumentality thereof and managed or operated on their behalf by an Affiliate of Parent.

     "GV Ranch Station" means GV Ranch Station, Inc., a Nevada corporation.

     "Hazardous Materials" means substances defined as "hazardous substances" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss. 9601, et seq., or as "hazardous", "toxic" or "pollutant" substances or as "solid waste" pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq., or as "friable asbestos" pursuant to the Toxic Substances Control Act, 15 U.S.C. ss. 2601, et seq., or any other applicable Hazardous Materials Law, in each case as such Laws are amended from time to time.

     "Hazardous   Materials  Laws"  means  all  Laws  governing  the  treatment, transportation or disposal of Hazardous Materials applicable to any of the Real Property.

     "Immaterial Subsidiary" means (a) as of the Closing Date, those Subsidiaries of Parent which are designated as such on Schedule 4.4, and (b) each additional Subsidiary of Parent which is hereafter designated as such from time to time by written notice to Administrative Agent in a manner consistent with Section 6.12, provided that no Person shall be so designated (i) if, as of the date of its designation, its Adjusted EBITDA for the then most recent period of twelve months is in excess of $10,000,000, (ii) at any time when the aggregate book value (as reasonably determined by Borrowers) of the assets of all Immaterial Subsidiaries would thereby be in excess of $200,000,000, (iii) if it owns any Equity Interests in a Borrower or any Sibling Guarantor, or (iv) owns any material assets which are used in connection with any gaming, lodging or hospitality business.

     "Indebtedness" means, as to any Person (without duplication), (a) indebtedness of such Person for borrowed money or for the deferred purchase price of Property (excluding trade and other accounts payable in the ordinary course of business in accordance with ordinary trade terms), including any Guaranty Obligation for any such indebtedness, (b) indebtedness of such Person of the nature described in clause (a) that is non-recourse to the credit of such Person but is secured by assets of such Person, to the extent of the fair market value of such assets as determined in good faith by such Person, (c) Capital

Lease Obligations of such Person, (d) indebtedness of such Person arising under bankers' acceptance facilities or under facilities for the discount of accounts receivable of such Person, (e) any direct or contingent obligations of such Person under letters of credit issued for the account of such Person, (f) any obligation of that Person with respect of an operating lease which is a "synthetic lease" or any other similar financial product, in each case, to the extent secured by a Lien on the assets of that Person and (g) any net obligations of such Person under Swap Agreements.

     "Indemnified Liabilities" has the meaning given to such term in Section 12.11.

     "Intangible Assets" means assets that are considered intangible assets under GAAP, including customer lists, goodwill, copyrights, trade names, trademarks and patents.

     "Interest Charges" means, with respect to any Person and as of the last day of any fiscal period, the sum of (a) Cash Interest Expense of that Person plus
(b) all interest currently payable by that Person in Cash incurred during that fiscal period which is capitalized under GAAP.

     "Interest Differential" means, with respect to any prepayment of a Eurodollar Loan on a day other than the last day of the applicable Interest Period and with respect to any failure to borrow a Eurodollar Loan on the date or in the amount specified in any Request for Loan, (a) the Eurodollar Rate payable (or, with respect to a failure to borrow, the Eurodollar Rate which would have been payable) with respect to the Eurodollar Loan minus (b) the Eurodollar Rate on, or as near as practicable to the date of the prepayment or failure to borrow for a Eurodollar Loan with an Interest Period commencing on such date and ending on the last day of the Interest Period of the Eurodollar Loan so prepaid or which would have been borrowed on such date.

     "Interest Expense" means, with respect to any Person and as of the last day of any fiscal period, the sum of (a) all interest, fees, charges and related expenses paid or payable (without duplication) for that fiscal period by that Person to a lender in connection with borrowed money (including any obligations for fees, charges and related expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered "interest expense" under GAAP plus (b) the portion of rent paid or payable (without duplication) for that fiscal period by that Person under Capital Lease Obligations that should be treated as interest in accordance with Financial Accounting Standards Board Statement No. 13.

     "Interest Period" means, with respect to any Eurodollar Loan, the related Eurodollar Period.

     "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any partnership and joint venture interests of such Person. The amount of any Investment shall be the amount actually invested (minus any return of capital with respect to such Investment which has actually been received in Cash or Cash Equivalents or has been converted into Cash or Cash Equivalents or has resulted in a cancellation or forgiveness of Indebtedness payable in Cash or Cash Equivalents), without adjustment for subsequent increases or decreases in the value of such Investment. An Investment in a Person consisting of the guaranty of an obligation of such Person shall not be deemed outstanding following the termination or expiration of such guaranty. Swap Agreements shall not be deemed Investments.

     "ISP" means, with respect to any Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

     "Issuing Lender" means Bank of America.

     "Joinder Agreement" means a joinder agreement executed and delivered pursuant to Section 6.12, substantially in the form of Exhibit C, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

     "Landlord Consent" means a landlord consent certificate executed by each of the lessors with respect to a leasehold estate comprising Collateral, substantially in the form of Exhibit D, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

     "Laws" means, collectively, all international,  foreign, federal, state and
local   statutes,   treaties,   rules,   regulations,   ordinances,   codes  and
administrative or judicial precedents.

     "Lead Arranger" means Banc of America Securities LLC.

     "Lender" has the meaning set forth in the preamble to this Agreement.

     "Letter of Credit Fee" means, for each Pricing Period, the per annum rate set forth as the interest rate margin in the definition of "Eurodollar Margin" opposite the Pricing Level for that Pricing Period.

     "Letters of Credit" means any of the letters of credit issued by the Issuing Lender under the Commitment pursuant to Section 2.4 either as originally issued or as the same may be supplemented, modified, amended, renewed, extended or supplanted.

     "License Revocation" means the revocation, involuntary failure to renew or suspension of, or the appointment of a receiver, supervisor or similar official with respect to, any casino, gambling or gaming license issued by any Gaming Board covering any casino or gaming facility of Parent or any Subsidiary of Parent.

     "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any Property, including any currently effective agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of or currently effective agreement to give any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the Uniform Commercial Code or comparable Law of any jurisdiction with respect to any Property.

     "Loan" means the aggregate of the Advances made at any one time by the Lenders pursuant to Article 2, and includes, as the context requires, any term loans made pursuant to Section 2.6

     "Loan Documents" means, collectively, this Agreement, the Notes, the Second Amended and Restated Parent Guaranty, the Second Amended and Restated Sibling Guaranty, the Letters of Credit, the Collateral Documents, any Secured Swap Agreement, the Swing Line Note and any other agreements of any type or nature hereafter executed and delivered by Parent, Borrowers or the Sibling Guarantors to the Administrative Agent, any Lender or the Swing Line Lender in any way relating to or in furtherance of this Agreement, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

     "Maintenance Capital Expenditure" means a Capital Expenditure for the maintenance, repair, restoration or refurbishment of any Property, excluding any Capital Expenditures which materially adds to or further improves such Property.

     "Management Fee Factor" means $12,000,000.

     "Margin Stock" means "margin stock" as such term is defined in Regulations U, T or X.

     "Material  Adverse Effect" means any set of  circumstances  or events which
(a) has had or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document (other than as a result of any action or inaction of the Administrative Agent, any Lender or any Affiliate of any Lender), (b) has been or could reasonably be expected to be material and adverse to the business or condition (financial or otherwise) of Borrowers, taken as a whole or (c) has materially impaired or could reasonably be expected to materially impair the ability of Borrowers to perform the Obligations.

     "Maturity Date" means December 21, 2009.

     "Mechoopda - Chico Tribe Project" means the proposed gaming facility and related amenities to be located on tribal lands south of Chico, California to be owned by the Mechoopda - Chico Tribe or an agency or instrumentality thereof and managed or operated on their behalf by an Affiliate of Parent.

     "Minimum Intercompany Rate" means, as of any date of determination, the interest rate that is the weighted (by principal amount outstanding or liquidation preference, as applicable) daily average of (a) the effective after-tax interest rates payable as of that date on all outstanding Indebtedness of Parent (other than Indebtedness owed to any of Borrowers or to a Restricted Subsidiary) and (b) the effective after-tax rate (calculated by converting the per share dividend amount with reference to the related per share liquidation preference) at which dividends, if not paid in Cash, will accrue and cumulate as of that date on all outstanding Equity Interests of Parent (including Permitted Preferred Stock).

     "Model Senior Unsecured Indenture" means the Indenture dated as of March 17, 2004 between Parent and Law Debenture Trust Company of New York governing Parent's 6% senior notes due 2012.

     "Model Subordinated Indenture" means the Indenture dated as of February 27, 2004 governing Parent's 6 7/8% senior subordinated notes due 2016.

     "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA to which Borrowers or any of their ERISA Affiliates contribute or are obligated to contribute.

     "Native American Contracts" means contracts between Parent or any of its Restricted Subsidiaries and Native American tribes, bands or other forms of government, or their agencies and instrumentalities, related to the development, construction, management or operation of gaming, lodging and other related businesses.

     "Native American Subsidiary" means each Subsidiary of Parent formed for the exclusive purpose of engaging in the business of managing, constructing, developing, servicing, and otherwise supporting gaming, lodging and other related businesses under the auspices of a Native American tribe, band or other forms of government. For the avoidance of doubt, a Native American Subsidiary may be an Immaterial Subsidiary (including a Dormant Subsidiary) or a Sibling Guarantor.

     "Negative Pledge" means a Contractual Obligation that contains a covenant binding on Parent, the Borrowers or any of the Sibling Guarantors that prohibits Liens on any of its or their Property, other than (a) any such covenant contained in a Contractual Obligation granting a Lien permitted under Section 7.8(e) which affects only the Property that is the subject of such permitted Lien and (b) any such covenant that does not apply to Liens securing the Obligations or to any credit facilities which may refinance the Obligations.

     "Net Income" means, with respect to any Person and with respect to any fiscal period, the net income of that Person for that period, determined in accordance with GAAP, consistently applied.

     "Note" means any of the promissory notes made by Borrowers to a Lender evidencing Advances under that Lender's Pro Rata Share, substantially in the form of Exhibit E, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

     "Obligations" means all present and future obligations of every kind or nature of Parent, the Borrowers or the Sibling Guarantors at any time and from time to time owed to the Administrative Agent or the Lenders or any one or more of them, under any one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any proceeding under any Debtor Relief Law by or against Parent, the Borrowers or the Sibling Guarantors.

     "Opinions of Counsel" means the favorable written legal opinions of (a) Milbank, Tweed, Hadley & McCloy, special counsel to Parent, Borrowers and the Sibling Guarantors and (b) Schreck Brignone, special Nevada counsel to Parent, the Borrowers and the Sibling Guarantors.

     "Parent" has the meaning set forth in the preamble to this Agreement.

     "Parent Funded Debt" means, as of each date of determination, the unpaid principal balance of (a) the Permitted Senior Notes (including without limitation the Existing Senior Notes) and (b) the Permitted Subordinated Notes (including without limitation the Existing Subordinated Notes).

     "Parent Leverage Ratio" means, as of each date of determination, the ratio of (a) Adjusted Funded Debt as of that date, to (b) Annualized Adjusted EBITDA determined as of that date.

     "Party" means any Person other than the Administrative Agent, the Lenders and any Affiliate of any Lender, which now or hereafter is a party to any of the Loan Documents.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereof established under ERISA.

     "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, which is subject to Title IV of ERISA and is maintained by Borrowers or to which Borrowers contributes or has an obligation to contribute.

     "Permitted Encumbrances" means:

          (a) inchoate Liens incident to construction on or maintenance of Property; or Liens incident to construction on or maintenance of Property now or hereafter filed of record for which adequate reserves have been set aside (or deposits made pursuant to applicable Law) and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no material Property is subject to a material impending risk of loss or forfeiture;

          (b) Liens for taxes and assessments on Property which are not yet past due; or Liens for taxes and assessments on Property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no material Property is subject to a material impending risk of loss or forfeiture;

          (c) minor defects and irregularities in title to any Property which in the aggregate do not materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held;

          (d) easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

          (e) easements, exceptions, reservations, or other agreements for the purpose of facilitating the joint or common use of Property in or adjacent to a shopping center or similar project affecting Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

          (f) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, the use of any Property;

          (g) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, any right, power, franchise, grant, license, or permit;

          (h) present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use, or enjoyment of Property;

          (i) statutory Liens, other than those described in clauses (a) or (b) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, provided that, if delinquent, adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no material Property is subject to a material impending risk of loss or forfeiture;

          (j) covenants, conditions, and restrictions affecting the use of Property which in the aggregate do not materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held;

          (k) rights of tenants under leases and rental agreements covering Property entered into in the ordinary course of business of the Person owning such Property;

          (l) Liens consisting of pledges or deposits to secure obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

          (m) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business, provided the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 20% of the annual fixed rentals payable under such lease;

          (n) Liens consisting of deposits of Property to secure bids made with respect to, or performance of, contracts (other than contracts creating or evidencing an extension of credit to the depositor);

          (o) Liens consisting of any right of offset, or statutory bankers' lien, on bank deposit accounts maintained in the ordinary course of business so long as such bank deposit accounts are not established or maintained for the purpose of providing such right of offset or bankers' lien;

          (p) Liens consisting of deposits of Property to secure statutory obligations of Borrowers;

          (q) Liens consisting of deposits of Property to secure (or in lieu of) surety, appeal or customs bonds;

          (r) Liens created by or resulting from any litigation or legal proceeding in the ordinary course of business which is currently being contested in good faith by appropriate proceedings, provided that such Lien is junior to the Lien of the Collateral Documents, adequate reserves have been set aside and no material Property is subject to a material impending risk of loss or forfeiture; and

          (s) other non-consensual Liens incurred in the ordinary course of business but not in connection with the incurrence of any Indebtedness, which do not in the aggregate, when taken together with all other Liens, materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held.

     "Permitted  Preferred  Stock" means  preferred stock of Parent in an amount which is not in excess of $80,000,000 that is issued pursuant to charter documents and/or a governing agreement that contains representations, warranties, covenants, change of control provisions, events of default which are reasonably determined by the Administrative Agent to be no less favorable to Parent than those contained in Parent's 6 7/8% Senior Subordinated Notes due 2016 and other provisions which are reasonably acceptable to the Administrative Agent.

     "Permitted Right of Others" means a Right of Others consisting of (a) an interest (other than a legal or equitable co-ownership interest, an option or right to acquire a legal or equitable co-ownership interest and any interest of a ground lessor under a ground lease), that does not materially impair the fair market value or use of Property for the purposes for which it is or may reasonably be expected to be held, (b) an option or right to acquire a Lien that would be a Permitted Encumbrance, (c) the subordination of a lease or sublease in favor of a financing entity and (d) a license, or similar right, of or to Intangible Assets granted in the ordinary course of business.

     "Permitted Senior Notes" means, collectively, the Existing Senior Notes and any other Indebtedness of Parent which is (a) not secured by any Lien on, or Right of Others with respect to, the assets or other Property of Parent or any of its Subsidiaries, (b) does not have any principal or sinking fund payment due prior to the date which is one year following the Maturity Date, and (c) is issued pursuant to a governing agreement that contains representations, warranties, covenants, change of control provisions, events of default and other provisions which are (i) not more favorable to the holders of such Indebtedness than those contained in the Model Senior Unsecured Indenture (as determined by the Administrative Agent in its discretion), or (ii) substantially identical to those in the Model Senior Unsecured Indenture (as determined by the
Administrative Agent) it being understood that the Administrative Agent may conclusively rely upon a written statement by the Borrower describing any variations between the terms of such Indebtedness and the Model Senior Unsecured Indenture.

     "Permitted Subordinated Notes" means, collectively, the Existing Subordinated Notes and any other Indebtedness of Parent that (a) does not have any principal or sinking fund payment due prior to the date which is one year following the Maturity Date, (b) is subordinated (including interest blockage and delayed acceleration provisions) to the Obligations to at least the same degree as is set forth in the Model Subordinated Indenture, and (c) is issued pursuant to a governing agreement that contains representations, warranties, covenants, change of control provisions, events of default and other provisions which are (i) not more favorable to the holders of such Indebtedness than those contained in the Model Subordinated Indenture (as determined by the Administrative Agent in its discretion), or (ii) substantially identical to those in the Model Subordinated Indenture (as determined by the Administrative Agent), it being understood that the Administrative Agent may conclusively rely upon a written statement by the Borrower describing any variations between the terms of such Indebtedness and the Model Subordinated Indenture.

     "Person" means any individual or entity, including a trustee, corporation, limited liability company, general partnership, limited partnership, joint stock company, trust, estate, unincorporated organization, business association, firm, joint venture or Governmental Agency.

     "Pledged  Collateral" means 100% of the Equity Interests in each Subsidiary
of  Parent  other  than  other  than  Dormant   Subsidiaries,   Native  American
Subsidiaries and Unrestricted Subsidiaries.

     "Preferred Stock Dividends" means for any period, all dividends paid or payable with respect to Permitted Preferred Stock during that period.

     "Pre-Opening Expenses" means, with respect to any fiscal period, the amount of expenses (other than Interest Expense) classified as "pre-opening expenses" on the applicable financial statements of Parent and its Subsidiaries for that period, prepared in accordance with GAAP consistently applied.

     "Pricing Certificate" means a certificate in the form of Exhibit F, properly completed and signed by a Senior Officer of Borrowers and Parent.

     "Pricing Level" means, for each Pricing Period, the pricing level set forth below opposite the Parent Leverage Ratio as of the last day of the Fiscal Quarter most recently ended prior to the commencement of that Pricing Period:

                 Pricing Level           Parent Leverage Ratio
                 -------------           ---------------------

                 I                       Less than 3.00:1.00

                 II                      Equal to or greater than 3.00:1.00
                                         but less than 3.50:1.00

                 III                     Equal to or greater than 3.50:1.00
                                         but less than 4.00:1.00

                 IV                      Equal to or greater than 4.00:1.00
                                         but less than 4.50:1.00

                 V                       Equal to or greater than 4.50:1.00
                                         but less than 5.00:1.00

                 VI                      Equal to or greater than 5.00:1.00;

provided that (a) in the event that Borrowers do not deliver a Pricing Certificate with respect to any Pricing Period prior to the commencement of such Pricing Period, then until (but only until) such Pricing Certificate is delivered the Pricing Level for that Pricing Period shall be Pricing Level IV, and (b) if any Pricing Certificate is subsequently determined to be in error, then the resulting change in the Pricing Level shall be made retroactively to the beginning of the relevant Pricing Period.

     "Pricing Period" means (a) the period commencing on each February 16 and ending on the next following May 15, (b) the period commencing on each May 16 and ending on the next following August 15, (c) the period commencing on each August 16 and ending on the next following November 15 and (d) the period commencing on each November 16 and ending on the next following February 15.

     "Pro Rata Share" means as of each date of determination and with respect to each Lender, the percentage of the Commitment held by that Lender as of that date. On the Closing Date, each Lender shall be issued a Note in the principal amount of its Pro Rata Share.

     "Projections" means the financial projections contained in the Confidential Information Memorandum dated November, 2004 distributed by or on behalf of Borrowers to the Lenders.

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "Purchase Money Obligations" means Indebtedness of Parent or of Borrowers consisting of (i) Capital Lease Obligations (and Guaranty Obligations with respect to such Capital Lease Obligations of a Borrower), and (ii) Indebtedness otherwise incurred to finance the purchase or construction of capital assets (which shall be deemed to exist if the Indebtedness is incurred at or within 180 days before or after the purchase or construction of the capital asset), or to refinance any such Indebtedness.

     "Quarterly Payment Date" means each June 30, September 30, December 31 and March 31.

     "Real Property" means, as of any date of determination, all real Property then or theretofore owned, leased or occupied by any of Parent, the Borrowers or any of the Restricted Subsidiaries.

     "Red Rock Completion Date" means the date upon which the Red Rock Project is substantially physically complete and legally open for business to gaming and hotel patrons.

     "Red Rock Project" means the hotel and casino project currently being constructed on the Red Rock Property with a minimum of 400 hotel rooms.

     "Red Rock Property" means the approximately 67.61 acres of real property owned by Charleston Station, LLC and located on the southeast corner of the intersection of the Beltway (I-215) and Charleston Boulevard in Clark County, Nevada (APN 164-01-111-001).

     "Regulation D" means Regulation D, as at any time amended, of the Board of Governors of the Federal Reserve System, or any other regulation in substance substituted therefor.

     "Regulations T, U and X" means Regulations T, U and X, as at any time amended, of the Board of Governors of the Federal Reserve System, or any other regulations in substance substituted therefor.

     "Request for Letter of Credit" means a written request for a Letter of Credit substantially in the form of Exhibit G, signed by a Responsible Official of any Borrower, and properly completed to provide all information required to be included therein.

     "Request for Loan" means a written request for a Loan substantially in the form of Exhibit H, signed by a Responsible Official of any Borrower, on behalf of Borrowers, and properly completed to provide all information required to be included therein.

     "Requirement of Law" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any Law, or judgment, award, decree, writ or determination of a Governmental Agency, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

     "Requisite Lenders" means (a) as of any date of determination if the Commitment is then in effect, Lenders having in the aggregate 51% or more of the Commitment then in effect and (b) as of any date of determination if the Commitment has then been terminated and there is then any Indebtedness evidenced by the Notes, Lenders holding Notes evidencing in the aggregate 51% or more of the aggregate Indebtedness then evidenced by the Notes.

     "Responsible Official" means (a) when used with reference to a Person other than an individual, any officer or manager of such Person, general partner of such Person, officer of a corporate or limited liability company general partner of such Person, or officer of a corporate or limited liability company general partner of a partnership that is a general partner of such Person, or any other responsible official thereof duly acting on behalf thereof, and (b) when used with reference to a Person who is an individual, such Person. The Lenders shall be entitled to conclusively rely upon any document or certificate that is signed or executed by a Responsible Official of Parent or any of its Subsidiaries as having been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of Parent or such Subsidiary; provided that such Responsible Official has been designated as a Responsible Official for purposes of this Agreement in a written notice signed by a Senior
Officer and delivered to the Administrative Agent, which notice has not been cancelled or superseded.

     "Restricted Subsidiary" means, as of any date of determination, all Subsidiaries of Parent other than any Subsidiary which is hereafter properly designated as an Unrestricted Subsidiary in accordance with Section 6.12.

     "Right of Others" means, as to any Property in which a Person has an interest, any legal or equitable right, title or other interest (other than a Lien) held by any other Person in that Property, and any option or right held by any other Person to acquire any such right, title or other interest in that Property, including any option or right to acquire a Lien; provided, however, that (a) no covenant restricting the use or disposition of Property of such Person contained in any Contractual Obligation of such Person and (b) no provision contained in a contract creating a right of payment or performance in favor of a Person that conditions, limits, restricts, diminishes, transfers or terminates such right shall be deemed to constitute a Right of Others.

     "Second Amended and Restated Parent Guaranty" means the continuing guaranty of the Obligations executed and delivered by Parent on the Closing Date.

     " Second Amended and Restated Security Agreement" means the security agreement executed and delivered by Parent, the Borrowers, and the Sibling Guarantors on the Closing Date, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

     "Second Amended and Restated Sibling Guaranty" means the continuing guaranty of the Obligations executed and delivered by the Sibling Guarantors on the Closing Date, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

     " Second Amended and Restated Trademark Collateral Assignment" means the trademark collateral assignment executed and delivered by Parent and Borrowers on the Closing Date, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

     "Secured Swap Agreement" means a Swap Agreement between Borrowers or Parent (or all or any of them) and a Lender (or, to the extent that the Administrative Agent is notified by the parties thereto of the existence of such agreement concurrently with the entry of the parties into such agreement, an Affiliate of a Lender).

     "Senior Officer" means (a) the chief executive officer,  (b) the president,
(c) any executive vice president, (d) any senior vice president, (e) the chief financial officer, (f) the treasurer, (g) any assistant treasurer, of (h) any manager (as defined NRS 86.071)in each case of any of the Borrowers or Parent, as applicable.

     "Sibling Guarantors" means, collectively, Durango, Gold Rush Station, LLC, Green Valley Station, Inc., GV Ranch Station, Magic Star Station, LLC, Palms Station, LLC, Rancho Station, LLC, Station California, LLC, Station Holdings, Inc., Town Center Station, LLC, Tropicana Station, Inc., Vista Holdings, LLC, and any other future Restricted Subsidiary that (i) is a Wholly-Owned Subsidiary and (ii) is not an Immaterial Subsidiary.

     "Special Eurodollar Circumstance" means the application or adoption after the Closing Date of any Law or interpretation, or any change therein or thereof, or any change in the interpretation or administration thereof by any Governmental Agency, central bank or comparable authority charged with the interpretation or administration thereof, or compliance by any Lender or its Eurodollar Lending Office with any request or directive (whether or not having the force of Law) of any such Governmental Agency, central bank or comparable authority.

     "Stock Repurchases" means repurchases or redemption by Parent of Common Stock and Permitted Preferred Stock.

     "Subsidiary" means, as of any date of determination and with respect to any Person, any corporation, limited liability company or partnership (whether or not, in either case, characterized as such or as a "joint venture"), whether now existing or hereafter organized or acquired: (a) in the case of a corporation or limited liability company, of which a majority of the securities having ordinary voting power for the election of directors or other governing body (other than securities having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (b) in the case of a partnership, of which a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries.

     "Substantial Project" means each capital project for which the overall budget for Capital Expenditures exceeds $100,000,000 (excluding land acquisition costs).

     "Support Agreement" means (a) the guaranty by Parent, Borrowers or a Restricted Subsidiary of the completion of the development, construction and opening of a new gaming facility by an Affiliate or Subsidiary of Parent (or of any gaming facility owned by others which is to be managed exclusively by Parent or a Subsidiary of Parent), (b) the agreement by Parent, Borrowers or a Restricted Subsidiary to advance funds, property or services on behalf of an Affiliate or Subsidiary of Parent in order to maintain the financial condition of such Affiliate in connection with the development, construction and operations of a new gaming facility by such Affiliate (or of any gaming facility owned by others which is to be managed exclusively by Parent or a Subsidiary of Parent), (c) performance bonds incurred in the ordinary course of business; provided that, in the case of agreements of the types described in clauses (a) and (b) above, such guaranty or agreement is entered into in connection with obtaining financing for such gaming facility or is required by a Governmental Agency.

     "Support Payments" means, for any period, the aggregate amount of the payments which are required to be made by Parent, the Borrowers and their respective Subsidiaries to other Persons pursuant to Support Agreements or other Contractual Obligations constituting suretyship arrangements, provided that such amount shall be reduced, in any period, for amounts recouped by Parent, the Borrowers and their respective Subsidiaries in cash from the primary obligors or co-sureties by reason of any reimbursement, indemnification or contribution rights held by them.

     "Swap Agreement" means a written agreement between Borrowers or Parent (or all or any of them) and one or more financial institutions providing for "swap", "cap", "collar" or other interest rate protection with respect to any Indebtedness.

     "Swing Line" means the revolving line of credit established by the Swing Line Lender in favor of Borrowers pursuant to Section 2.9.

     "Swing Line Lender" means Bank of America, N.A., acting through its Las Vegas Commercial Banking Division.

     "Swing Line Loans" means loans made by the Swing Line Lender to Borrowers pursuant to Section 2.9.

     "Swing Line Note" means the promissory note executed by Borrowers in favor of the Swing Line Lender in connection with the Swing Line.

     "Swing Line Outstandings" means, as of any date of determination, the aggregate principal Indebtedness of Borrowers on all Swing Line Loans then outstanding.

     "Syndication  Agent" means the Persons described as such in the preamble to
this  Agreement.   The  Syndication  Agent  shall  have  no  rights,  duties  or responsibilities under the Loan Documents beyond those of a Lender.

     "Taxes" has the meaning set forth in Section 3.11(d).

     "Thunder Valley" means the Thunder Valley Casino and related amenities located in Placer County, California owned by the United Auburn Indian Community and managed or operated on their behalf by Station California, LLC.

     "Title Company" means Commonwealth Land Title Company, acting through its representative, Nevada Title Insurance Company, or such other title insurance company as is reasonably acceptable to the Administrative Agent.

     "to the best knowledge of" means, when modifying a representation, warranty or other statement of any Person, that the fact or situation described therein is known by the Person (or, in the case of a Person other than a natural Person, known by a Responsible Official of that Person) making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person in similar circumstances would have done) would have been known by the Person (or, in the case of a Person other than a natural Person, would have been known by a Responsible Official of that Person).

     "type", when used with respect to any Loan or Advance, means the designation of whether such Loan or Advance is an Base Loan or Advance, or a Eurodollar Loan or Advance.

     "Unrestricted Subsidiary" means a Subsidiary of Parent formed following the Closing Date which (a) does not own any interest in any Core Property, (b) is not a Wholly-Owned Subsidiary, and (c) as to which all Equity Interests owned by Parent and its Subsidiaries are held through one or more Sibling Guarantors.

     "Wholly-Owned Subsidiary" means a Subsidiary of Parent, 100% of the Equity Interests of which are owned, directly or indirectly, by Parent, except for director's qualifying shares required by applicable Laws.

     "Wild Wild West Project" means a proposed redevelopment of the Wild Wild West Casino site together with surrounding lands.

     1.2 Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class.

     1.3 Accounting Terms. All accounting terms not specifically defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, except as otherwise specifically prescribed herein. In the event that GAAP change during the term of this Agreement such that the covenants contained in Sections 5.1, 5.2, 7.11, 7.12 or 7.16 would then be calculated in a different manner or with different components, (a) Parent, Borrowers and the Lenders agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Parent's or Borrowers' financial condition to substantially the same criteria as were effective prior to such change in GAAP and (b) Parent and Borrowers shall be deemed to be in compliance with the covenants contained in the aforesaid Sections if and to the extent that Parent and Borrowers would have been in compliance therewith under GAAP as in effect immediately prior to such change, but shall have the obligation to deliver each of the materials described in
Article 8 to the Administrative Agent and the Lenders, on the dates therein specified, with financial data presented in a manner which conforms with GAAP as in effect immediately prior to such change.

     1.4 Rounding. Any financial ratios required to be maintained by Borrowers or Parent pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this

Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

     1.5 Exhibits and Schedules. All Exhibits and Schedules to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

     1.6 References to "Borrowers and their Subsidiaries". Any reference herein to "Borrowers and their Subsidiaries" or the like shall refer solely to Borrowers during such times, if any, as Borrowers shall have no Subsidiaries.

     1.7 Miscellaneous Terms. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Masculine terms also apply to females; feminine terms also apply to males. The term "including" is by way of example and not limitation.

                                   Article 2
                           LOANS AND LETTERS OF CREDIT
                           ---------------------------

     2.1 Loans-General.

          (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the Maturity Date, each Lender shall, pro rata according to that Lender's Pro Rata Share of the then applicable Commitment, make Advances to Borrowers under the Commitment in such amounts as Borrowers may request that do not result in the Aggregate Outstandings being in excess of the Commitment. Subject to the limitations set forth herein, Borrowers may borrow, repay and reborrow under the Commitment without premium or penalty.

          (b) Subject to the next sentence, each Loan shall be made pursuant to a Request for Loan which shall specify the requested (i) date of such Loan, (ii) type of Loan, (iii) amount of such Loan, and (iv) in the case of a Eurodollar Loan, the Interest Period for such Loan. Unless the Administrative Agent has notified, in its sole and absolute discretion, Borrowers to the contrary, a Loan may be requested by telephone by a Responsible Official of Borrowers, in which case Borrowers shall confirm such request by promptly delivering a Request for Loan in person or by telecopier conforming to the preceding sentence to the Administrative Agent. The Administrative Agent shall incur no liability whatsoever hereunder in acting upon any telephonic request for Loan purportedly made by a Responsible Official of Borrowers, and Borrowers hereby agree to indemnify the Administrative Agent from any loss, cost, expense or liability as a result of so acting.

          (c)   Promptly   following   receipt  of  a  Request  for  Loan,   the
          Administrative Agent shall notify each Lender by telephone or telecopier (and if by telephone, promptly confirmed by telecopier) of the date and type of the Loan, the applicable Interest Period, and that Lender's Pro Rata Share of the Loan. Not later than 10:00 a.m., Nevada time, on the date specified for any Loan (which must be a Business Day), each Lender shall make its Pro Rata Share of the Loan in immediately available funds available to the Administrative Agent at the Administrative Agent's Office. Upon satisfaction or waiver of the applicable conditions set forth in Article 9, all Advances shall be credited on that date in immediately available funds to the Designated Deposit Account.

          (d) Unless the Requisite Lenders otherwise consent, each Base Loan shall be not less than $5,000,000 and each Eurodollar Loan shall be not less than $10,000,000 and in an integral multiple of $1,000,000.

          (e) The Advances made by each Lender under the Commitment shall be evidenced by that Lender's Note.

          (f)  Subject to  Sections  3.7(c) and (d), a Request for Loan shall be
          irrevocable  upon  the   Administrative   Agent's  first  notification
          thereof.

          (g) If no Request for Loan (or telephonic request for Loan referred to in the second sentence of Section 2.1(b), if applicable) has been made within the requisite notice periods set forth in Section 2.2 or 2.3 prior to the end of the Interest Period for any Eurodollar Loan, then on the last day of such Interest Period, such Eurodollar Loan shall be automatically converted into an Base Loan in the same amount.

          (h) If a Loan is to be made on the same date that another Loan is due and payable, Borrowers or the Lenders, as the case may be, shall make available to the Administrative Agent the net amount of funds giving effect to both such Loans and the effect for purposes of this Agreement shall be the same as if separate transfers of funds had been made with respect to each such Loan.

     2.2 Base Loans. Each request by Borrowers for a Base Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of Section 2.1(b), if applicable) received by the Administrative Agent, at the Administrative Agent's Office, not later than 9:00 a.m., Nevada time, on the date (which must be a Business Day) of the requested Base Loan. All Loans shall constitute Base Loans unless properly designated as a Eurodollar Loan pursuant to Section 2.3.

     2.3 Eurodollar Loans.

          (a) Each request by Borrowers for a Eurodollar Loan shall be made pursuant to a Request for Loan (or telephonic or other request for
          Loan referred to in the second sentence of Section 2.1(b), if applicable) received by the Administrative Agent, at the Administrative Agent's Office, not later than 9:00 a.m., Nevada time, at least three Eurodollar Business Days before the first day of the applicable Eurodollar Period.

          (b) On the date which is two Eurodollar Business Days before the first day of the applicable Eurodollar Period, the Administrative Agent shall confirm its determination of the applicable Eurodollar Rate (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to Borrowers and the Lenders by telephone or telecopier (and if by telephone, promptly confirmed by telecopier).

          (c)  Unless  the  Administrative   Agent  and  the  Requisite  Lenders
          otherwise consent, no more than ten Eurodollar Loans shall be outstanding at any one time.

          (d) No Eurodollar Loan may be requested during the continuation of a Default or Event of Default.

          (e) Nothing contained herein shall require any Lender to fund any Eurodollar Advance in any particular eurodollar market or use funds from any particular source.

     2.4 Letters of Credit.

          (a) On the Closing Date, the Administrative Agent shall advise the Lenders of the letters of credit issued and outstanding under the Existing Loan Agreement, each of which shall each be deemed issued and outstanding hereunder as Letters of Credit. Subject to the terms and conditions hereof, at any time and from time to time from the Closing Date through the Maturity Date, the Issuing Lender shall issue such further Letters of Credit under the Commitment as Borrowers may request by a Request for Letter of Credit; provided that giving effect to all such Letters of Credit, (i) the Aggregate Outstandings shall not exceed the then applicable Commitment, and (ii) the Aggregate Effective Amount under all outstanding Letters of Credit shall not exceed $75,000,000. The Issuing Lender shall not be obligated to issue any Letter of Credit if the issuance of that Letter of Credit would violate one or more policies of the Issuing Lender. Each Letter of Credit shall be in a form acceptable to the Issuing Lender. Unless all the Lenders otherwise consent in a writing delivered to the Administrative Agent, the term of any Letter of Credit shall not exceed one year (except Letters of Credit with automatic extension provisions, so long as such provisions permit the Issuing Lender to decline to renew or extend such Letter of Credit in its discretion on each anniversary of the issuance thereof, and are otherwise on terms acceptable to the Administrative Agent) or (unless each Lender has consented thereto) any extend beyond the Maturity Date.
          Notwithstanding the foregoing, the Issuing Lender shall not be obligated to issue a Letter of Credit if, (A) an order, judgment or decree of any Governmental Agency or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing such Letter of Credit, or any Law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Agency with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Lender in good faith deems material.

          (b) Each Request for Letter of Credit shall be submitted to the Issuing Lender, with a copy to the Administrative Agent, at least five Business Days prior to the date upon which the related Letter of
          Credit is proposed to be issued (or any shorter period which the Issuing Lender may agree to in its sole discretion). The Administrative Agent shall promptly notify the Issuing Lender whether such Request for Letter of Credit, and the issuance of a Letter of Credit pursuant thereto, conforms to the requirements of this Agreement. Upon issuance of a Letter of Credit, the Issuing Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Lenders, of the amount and terms thereof.

          (c) Upon the issuance of a Letter of Credit, each Lender shall be deemed to have purchased a pro rata participation in such Letter of Credit from the Issuing Lender in an amount equal to that Lender's Pro Rata Share. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed by Borrowers for any payment required to be made by the Issuing Lender under any Letter of Credit, each Lender shall, pro rata according to its Pro Rata Share, reimburse the Issuing Lender through the Administrative Agent promptly upon demand for the amount of such payment. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of Borrowers to reimburse the Issuing Lender for the amount of any payment made by the Issuing Lender under any Letter of Credit together with interest as hereinafter provided.

          (d) Borrowers agree to pay to the Issuing Lender through the Administrative Agent an amount equal to any payment made by the Issuing Lender with respect to each Letter of Credit within one Business Day after demand made by the Issuing Lender therefor, together with interest on such amount from the date of any payment made by the Issuing Lender at the rate applicable to Base Loans for three Business Days and thereafter at the Default Rate. The principal amount of any such payment shall be used to reimburse the Issuing Lender for the payment made by it under the Letter of Credit and, to the extent that the Lenders have not reimbursed the Issuing Lender pursuant to Section 2.4(c), the interest amount of any such payment shall be for the account of the Issuing Lender. Each Lender that has reimbursed the Issuing Lender pursuant to Section 2.4(c) for its Pro Rata Share of any payment made by the Issuing Lender under a Letter of

          Credit shall thereupon acquire a pro rata participation, to the extent of such reimbursement, in the claim of the Issuing Lender against Borrowers for reimbursement of principal and interest under this
          Section 2.4(d) and shall share, in accordance with that pro rata participation, in any principal payment made by Borrowers with respect to such claim and in any interest payment made by Borrowers (but only with respect to periods subsequent to the date such Lender reimbursed the Issuing Lender) with respect to such claim.

          (e) Borrowers may request that Advances be made pursuant to Section 2.1(a) to provide funds for the payment required by Section 2.4(d), the Administrative Agent shall cause such Advances to be made by the Lenders and, for this purpose, the conditions precedent set forth in
          Article 9 shall not apply. The proceeds of such Advances shall be paid directly to the Issuing Lender to reimburse it for the payment made by it under the Letter of Credit.

          (f) If Borrowers fail to make the payment required by Section 2.4(d) within the time period therein set forth, in lieu of the reimbursement to the Issuing Lender under Section 2.4(c) the Issuing Lender may (but is not required to), without notice to or the consent of Borrowers, instruct the Administrative Agent to cause Advances to be made by the Lenders as Base Advances under Section 2.1(a) in an aggregate amount equal to the amount paid by the Issuing Lender with respect to that Letter of Credit and, for this purpose, the conditions precedent set forth in Article 9 shall not apply. The proceeds of such Advances shall be paid directly to the Issuing Lender to reimburse it for the payment made by it under the Letter of Credit.

          (g) The issuance of any supplement, modification, amendment or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

          (h) The obligation of Borrowers to pay to the Issuing Lender the amount of any payment made by the Issuing Lender under any Letter of Credit shall be absolute, unconditional, and irrevocable, subject only to performance by the Issuing Lender of its obligations to Borrowers under Uniform Commercial Code Section 5-108. Without limiting the foregoing, Borrowers' obligations shall not be affected by any of the following circumstances:

               (i) any lack of validity or enforceability of the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

               (ii) any amendment or waiver of or any consent to departure from the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, made with the consent of Borrowers;

               (iii) the existence of any claim, setoff, defense, or other rights which Borrowers may have at any time against the Issuing Lender, the Administrative Agent or any Lender, any beneficiary of the Letter of Credit (or any persons or entities for whom any such beneficiary may be acting) or any other Person, whether in connection with the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, or any unrelated transactions;

               (iv) any demand, statement, or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever so long as any such document appeared substantially to comply with the terms of the Letter of Credit;

               (v) payment by the Issuing Lender in good faith under the Letter of Credit against presentation of a draft or any accompanying document which does not strictly comply with the terms of the Letter of Credit;

               (vi) the existence, character, quality, quantity, condition, packing, value or delivery of any Property purported to be represented by documents presented in connection with any Letter of Credit or any difference between any such Property and the character, quality, quantity, condition, or value of such Property as described in such documents;

               (vii) the time, place, manner, order or contents of shipments or deliveries of Property as described in documents presented in connection with any Letter of Credit or the existence, nature and extent of any insurance relative thereto;

               (viii) the solvency or financial responsibility of any Person issuing any documents in connection with a Letter of Credit;

               (ix) any failure or delay in notice of shipments or arrival of any Property;

               (x) any error in the transmission of any message relating to a Letter of Credit not caused by the Issuing Lender, or any delay or interruption in any such message;

               (xi) any error, neglect or default of any correspondent of the Issuing Lender in connection with a Letter of Credit;

               (xii) any consequence arising from acts of God, war, insurrection, civil unrest, disturbances, labor disputes, emergency conditions or other causes beyond the control of the Issuing Lender;

               (xiii) so long as the Issuing Lender in good faith determines that the contract or document appears substantially to comply with the terms of the Letter of Credit, the form, accuracy, genuineness or legal effect of any contract or document referred to in any document submitted to the Issuing Lender in connection with a Letter of Credit; and

               (xiv)  where  the  Issuing  Lender  has  acted in good  faith and
               observed   general   banking  usage,   any  other   circumstances
               whatsoever.

          (i) The Issuing Lender shall be entitled to the protection accorded to the Administrative Agent pursuant to Article 11, mutatis mutandis.

          (j) Unless otherwise expressly agreed by the Issuing Lender and the Borrowers when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each Letter of Credit.

     2.5 Voluntary Reduction of Commitment. Borrowers shall have the right, at any time and from time to time, without penalty or charge, upon at least three Business Days' prior written notice to the Administrative Agent, voluntarily to reduce, permanently and irrevocably, in aggregate principal amounts in an integral multiple of $1,000,000 but not less than $5,000,000, or to terminate, all or a portion of the then undisbursed portion of the Commitment. The Administrative Agent shall promptly notify the Lenders of any reduction or termination of the Commitment under this Section.

     2.6 Senior Indebtedness. The Obligations shall be "Senior Indebtedness" with respect to all Permitted Subordinated Notes.

     2.7 Optional Termination of Commitment. Following the occurrence of a Change in Control, the Requisite Lenders may in their sole and absolute discretion elect, during the thirty day period immediately subsequent to the later of (a) such occurrence or (b) the earlier of (i) receipt of Borrowers' written notice to the Administrative Agent of such occurrence or (ii) if no such notice has been received by the Administrative Agent, the date upon which the Administrative Agent has actual knowledge thereof, to terminate the Commitment, in which case the Commitment shall be terminated, and all Indebtedness then evidenced by the Notes and the outstanding Obligations shall become due and payable, effective on the date which is thirty days subsequent to written notice from the Administrative Agent to Borrowers thereof.

     2.8 Administrative Agent's Right to Assume Funds Available for Advances. Unless the Administrative Agent shall have been notified by any Lender no later than 11:00 a.m., Nevada time, on the Business Day of the proposed funding by the Administrative Agent of any Loan that such Lender does not intend to make available to the Administrative Agent such Lender's portion of the total amount of such Loan, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the date of the Loan and the Administrative Agent may, in reliance upon such assumption, make available to Borrowers a corresponding amount. If the Administrative Agent has made funds available to Borrowers based on such assumption and such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent promptly shall notify Borrowers and Borrowers shall pay such corresponding amount to the Administrative Agent. The Administrative Agent also shall be entitled to recover from such Lender interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to Borrowers to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to the daily Federal Funds Rate. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Pro Rata Share or to prejudice any rights which the Administrative Agent or Borrowers may have against any Lender as a result of any default by such Lender hereunder.

     2.9 Swing Line.

          (a) Subject to the terms and conditions of this Agreement, the Swing Line Lender shall from time to time from the Closing Date through the day prior to the Maturity Date make Swing Line Loans to Borrowers in such amounts as Borrowers may request, provided that (i) after giving effect to such Swing Line Loan, the Swing Line Outstandings do not exceed $15,000,000 and the Aggregate Outstandings shall not exceed the Commitment, (ii) without the consent of all of the Lenders, no Swing Line Loan may be made during the continuation of an Event of Default and (iii) the Swing Line Lender has not given at least twenty-four hours prior notice to Borrowers that availability under the Swing Line is suspended or terminated. Borrowers may borrow, repay and reborrow under this Section without premium or penalty. Unless notified to the contrary by the Swing Line Lender, borrowings under the Swing Line may be made in amounts which are integral multiples of $100,000 upon telephonic request by a Responsible Official of Borrowers made to the Administrative Agent not later than 1:00 p.m., Nevada time, on the Business Day of the requested borrowing (which telephonic request shall be promptly confirmed in writing by telecopier). Promptly after receipt of such a request for borrowing, the Administrative Agent shall provide telephonic verification to the Swing Line Lender that, after giving effect to such request, availability for Loans will exist under Section 2.1(a) (and such verification shall be promptly confirmed in writing by telecopier). Unless notified to the contrary by the Swing Line Lender, each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $100,000. If Borrowers instruct the Swing Line Lender to debit its demand deposit account at the Swing Line Lender in the amount of any payment with respect to a Swing Line Loan, or the Swing Line Lender otherwise receives repayment, after 3:00 p.m., Nevada time, on a Business Day, such payment shall be deemed received on the next Business Day. The Swing Line Lender shall promptly notify the Administrative Agent of the Swing Loan Outstandings each time there is a change therein and promptly notify the Administrative Agent and the Lenders if it suspends or terminates availability under the Swing Line.

          (b) Swing Line Loans shall bear interest at the rate set forth in the Swing Line Note. Interest shall be payable on such dates, not more frequent than monthly, as may be specified by the Swing Line Lender and in any event on the Maturity Date. The Swing Line Lender shall be responsible for invoicing Borrowers for such interest. The interest payable on Swing Line Loans is solely for the account of the Swing Line Lender (subject to clause (d) below).

          (c) The Swing Line Loans shall be payable within five Business Days after demand made by the Swing Line Lender and in any event on the Maturity Date.

          (d) Upon the making of a Swing Line Loan in accordance with Section 2.9(a), each Lender shall be deemed to have purchased from the Swing Line Lender a participation therein in an amount equal to that Lender's Pro Rata Share times the amount of the Swing Line Loan. Upon demand made by the Swing Line Lender, each Lender shall, according to its Pro Rata Share, promptly provide to the Swing Line Lender its purchase price therefor in an amount equal to its participation therein. The obligation of each Lender to provide its purchase price to the Swing Line Lender shall be absolute and unconditional (subject only to the making of a demand upon that Lender by the Swing Line Lender) and shall not be affected by the existence or occurrence following the making of such Swing Line Loan of a Default or Event of Default; provided that no Lender shall be obligated to purchase its Pro Rata Share of Swing Line Loans (i) to the extent that Swing Line Outstandings are in excess of $15,000,000, (ii) to the extent that the Swing Line Outstandings exceed the limitations set forth in this clause (d), (iii) if that Swing Line Loan is made (absent the consent of all of the Lenders) during the continuation of an Event of Default. Each Lender that has provided to the Swing Line Lender the purchase price due for its participation in Swing Line Loans shall thereupon acquire a pro rata participation, to the extent of such payment, in the claim of the Swing Line Lender against Borrowers for principal and interest and shall share, in accordance with that pro rata participation, in any principal payment made by Borrowers with respect to such claim and in any interest payment made by Borrowers (but only with respect to periods subsequent to the date such Lender paid the Swing Line Lender its purchase price) with respect to such claim.

          (e) In the event that the Swing Line Outstandings are outstanding ten consecutive Business Days, then on the next Business Day (unless Borrowers have made other arrangements acceptable to the Swing Line Lender to pay the Swing Line Outstandings in full), Borrowers shall request a Loan pursuant to Section 2.1 sufficient to pay the Swing Line Outstandings in full. In addition, upon any demand for payment of the Swing Line Outstandings by the Swing Line Lender (unless Borrowers have made other arrangements acceptable to the Swing Line Lender to reduce the Swing Line Outstandings to $0), Borrowers shall request a Loan pursuant to Section 2.1 sufficient to repay all Swing Line Outstandings (and, for this purpose, Section 2.1(d) shall not apply). In each case, the Administrative Agent shall automatically provide the responsive Advances made by each Lender to the Swing Line Lender (which the Swing Line Lender shall then apply to the Swing Line Outstandings). In the event that Borrowers so fail to request such a Loan within the time specified by Section 2.2 on any such date, the Administrative Agent may, but is not required to, without notice to or the consent of Borrowers, cause Advances to be made by the Lenders under the Commitment (as specified by the Administrative Agent) in amounts which are sufficient to reduce the Swing Line Outstandings as required above. The conditions precedent set forth in Article 9 shall not apply to Advances to be made by the Lenders pursuant to the three preceding sentences, but the Lenders shall not be obligated to make such Advances to the extent that the conditions set forth in Section 2.9(a)(i), (ii) and (iii) were not satisfied as to any Swing Line Loan which is part of such Swing Line Outstandings. The proceeds of such Advances shall be paid directly to the Swing Line Lender for application to the Swing Line Outstandings.

     2.10 Collateral and Guaranty. The Obligations shall be secured by the Collateral pursuant to the Collateral Documents and be guaranteed by Parent pursuant to the Second Amended and Restated Parent Guaranty and by the Sibling Guarantors pursuant to the Second Amended and Restated Sibling Guaranty.

                                   Article 3
                                PAYMENTS AND FEES
                                -----------------

     3.1 Principal and Interest.

          (a) Interest shall be payable on the outstanding daily unpaid principal amount of each Advance from the date thereof until payment in full is made and shall accrue and be payable at the rates set forth or provided for herein before and after Default, before and after maturity, before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law, with interest on overdue interest at the Default Rate to the fullest extent permitted by applicable Laws.

          (b) Interest accrued on each Base Loan as of each Quarterly Payment Date shall be due and payable on that day. Except as otherwise provided in Section 3.8, the unpaid principal amount of any Base Loan shall bear interest at a fluctuating rate per annum equal to the Base Rate plus the Base Margin. Each change in the interest rate under this
          Section 3.1(b) due to a change in the Base Rate shall take effect simultaneously with the corresponding change in the Base Rate.

          (c) Interest accrued on each Eurodollar Loan which is for a term of three months or less shall be due and payable on the last day of the related Eurodollar Period. Interest accrued on each other Eurodollar Loan shall be due and payable on the date which is three months after the date such Eurodollar Loan was made (and, in the event that all of the Lenders have approved a Eurodollar Period of longer than six months, every three months thereafter through the last day of the Eurodollar Period) and on the last day of the related Eurodollar Period. Except as otherwise provided in Section 3.8, the unpaid principal amount of any Eurodollar Loan shall bear interest at a rate per annum equal to the Eurodollar Rate for that Eurodollar Loan plus the Eurodollar Margin.

          (d) If not sooner paid, the principal Indebtedness evidenced by the Notes shall be payable as follows:

               (i) the amount, if any, by which the Aggregate Outstandings at any time exceed the then applicable Commitment shall be payable immediately; and

               (ii) the principal Indebtedness evidenced by the Notes shall in any event be payable on the Maturity Date.

          (e) The Notes may, at any time and from time to time, voluntarily be paid or prepaid in whole or in part without premium or penalty, except that with respect to any voluntary prepayment under this Section (i) any partial prepayment shall be not less than $5,000,000, (ii) the Administrative Agent shall have received written notice of any prepayment by 9:00 a.m., Nevada time, on the date of prepayment (which must be a Business Day) in the case of an Base Loan, and, in the case of a Eurodollar Loan, three Business Days before the date of prepayment, which notice shall identify the date and amount of the prepayment and the Loan(s) being prepaid, (iii) each prepayment of principal on any Eurodollar Loan shall be accompanied by payment of interest accrued to the date of payment on the amount of principal paid, (iv) any payment or prepayment of all or any part of any Eurodollar Loan on a day other than the last day of the applicable Interest Period shall be subject to Section 3.7(e) and (v) upon any partial prepayment of a Eurodollar Loan that reduces it below

          $10,000,000, the remaining portion thereof shall automatically convert to an Base Loan.

     3.2 Amendment and Upfront Fees. On the Closing Date, the Borrowers shall pay to the Administrative Agent:

          (a) for the account of each Lender which was a party to the Existing Loan Agreement immediately prior to the date hereof, an amendment fee of 20 basis points times the amount of its lending commitment under the Loan Agreement which is continued as a part of the Commitment hereunder; and

          (b) for the account of each Lender which was not a party to the Existing Loan Agreement immediately prior to the date hereof, and to each Lender under the Existing Loan Agreement which has increased its lending commitments to the Borrowers pursuant to this Agreement, upfront fees as advised to that Lender by the Lead Arranger.

     3.3 Commitment Fee. From the Closing Date, Borrowers shall pay to the Administrative Agent, for the ratable accounts of the Lenders pro rata according to their Pro Rata Share, a commitment fee equal to the Commitment Fee Rate per annum times the actual daily amount by which (a) the Commitment exceeds (b) the Aggregate Outstandings minus the Swing Line Outstandings. The commitment fees payable under this Section shall be payable quarterly in arrears on each Quarterly Payment Date and on the Maturity Date.

     3.4 Letter of Credit Fees. With respect to each Letter of Credit, Borrowers shall pay the following fees:

          (a) concurrently with the issuance of each Letter of Credit, and annually thereafter in respect of each Letter of Credit having a tenor in excess of one year or which is renewed for such a tenor, a letter of credit issuance fee to the Issuing Lender for the sole account of the Issuing Lender, in an amount set forth in a letter agreement among Parent, Borrowers and the Issuing Lender;

          (b) quarterly in arrears on each Quarterly Payment Date and on the Maturity Date or upon any termination of the Commitment, letter of credit fees to the Administrative Agent for the ratable account of the Lenders in accordance with their Pro Rata Shares, in an amount equal to the daily maximum amount available to be drawn under each Letter of Credit times the Letter of Credit Fee, per annum, which the Administrative Agent shall promptly pay to the Lenders in accordance with their respective Pro Rata Shares;

          (c) concurrently with each issuance, negotiation, drawing or amendment of each Letter of Credit, to the Issuing Lender for the sole account of the Issuing Lender, issuance drawing and amendment fees in the amounts published from time to time as the Issuing Lender's scheduled fees for such services.

     Each of the fees  payable  with  respect to  Letters  of Credit  under this
Section is earned when due and is nonrefundable.

     3.5 Arrangement and Agency Fees. Borrowers shall pay to the Administrative Agent an agency fee in such amounts and at such times as heretofore agreed upon by letter agreement between Borrowers and the Administrative Agent. The agency fee is for the services to be performed by the Administrative Agent in acting as Administrative Agent and is fully earned on the date paid.

The agency fee paid to the Administrative Agent is solely for its own account and is nonrefundable. On the Closing Date, Borrowers shall also pay to the Lead Arranger an arrangement fee as heretofore agreed upon by letter agreement between Borrowers and the Lead Arranger. Such arrangement fee is for the services of the Lead Arranger in arranging the credit facilities under this Agreement and is fully earned when paid. The arrangement fee paid to the Lead Arranger is solely for its own account and is nonrefundable.

     3.6 Increased Commitment Costs. If any Lender shall determine in good faith that the introduction after the Closing Date of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein or any change in the interpretation or administration thereof by any central bank or other Governmental Agency charged with the interpretation or administration thereof, or compliance by such Lender (or its Eurodollar Lending Office) or any corporation controlling the Lender, with any request, guideline or directive regarding capital adequacy (whether or not having the force of Law) of any such central bank or other authority not imposed as a result of such Lender's or such corporation's failure to comply with any other Laws, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines in good faith that the amount of such capital is increased, or the rate of return on capital is reduced, as a consequence of its obligations under this Agreement, then, within ten Business Days after demand of such Lender, Borrowers shall pay to such Lender, from time to time as specified in good faith by such Lender, additional amounts sufficient to compensate such Lender in light of such circumstances, to the extent reasonably allocable to such obligations under this Agreement, provided that Borrowers shall not be obligated to pay any such amount which arose prior to the date which is ninety days preceding the date of such demand or is attributable to periods prior to the date which is ninety days preceding the date of such demand. Each Lender's determination of such amounts shall be conclusive in the absence of manifest error.

     3.7 Eurodollar Costs and Related Matters.

          (a) In the event that any Governmental Agency imposes on any Lender any reserve or comparable requirement (including any emergency, supplemental or other reserve) with respect to the Eurodollar Obligations of that Lender, Borrowers shall pay that Lender within five Business Days after demand all amounts necessary to compensate such Lender (determined as though such Lender's Eurodollar Lending Office had funded 100% of its Eurodollar Advance in the Designated Eurodollar Market) in respect of the imposition of such reserve requirements (provided, that Borrowers shall not be obligated to pay any such amount which arose prior to the date which is ninety days preceding the date of such demand or is attributable to periods prior to the date which is ninety days preceding the date of such demand). The Lender's determination of such amount shall be conclusive in the absence of manifest error.

          (b) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance:

               (1) shall subject any Lender or its Eurodollar Lending Office to any tax, duty or other charge or cost with respect to any Eurodollar Advance, any of its Notes evidencing Eurodollar Loans or its obligation to make Eurodollar Advances, or shall change the basis of taxation of payments to any Lender attributable to the principal of or interest on any Eurodollar Advance or any other amounts due under this Agreement in respect of any Eurodollar Advance, any of its Notes evidencing Eurodollar Loans or its obligation to make Eurodollar Advances (provided, that Borrowers shall not be obligated to pay any such amount which arose prior to the date which is ninety days preceding the date of such demand or is attributable to periods prior to the date which is ninety days preceding the date of such demand), excluding (i) taxes imposed on or measured in whole or in part by its overall net income by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business" and (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrowers with the appropriate form or forms required by Section 12.21, to the extent such forms are then required by applicable Laws;

               (2) shall impose, modify or deem applicable any reserve not applicable or deemed applicable on the date hereof (including any reserve imposed by the Board of Governors of the Federal Reserve System, special deposit, capital or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Lender or its Eurodollar Lending Office); or

               (3) shall impose on any Lender or its Eurodollar Lending Office or the Designated Eurodollar Market any other condition affecting any Eurodollar Advance, any of its Notes evidencing Eurodollar Loans, its obligation to make Eurodollar Advances or this Agreement, or shall otherwise affect any of the same;

and the result of any of the foregoing, as determined in good faith by such Lender, increases the cost to such Lender or its Eurodollar Lending Office of making or maintaining any Eurodollar Advance or in respect of any Eurodollar Advance, any of its Notes evidencing Eurodollar Loans or its obligation to make Eurodollar Advances or reduces the amount of any sum received or receivable by such Lender or its Eurodollar Lending Office with respect to any Eurodollar Advance, any of its Notes evidencing Eurodollar Loans or its obligation to make Eurodollar Advances (assuming such Lender's Eurodollar Lending Office had funded 100% of its Eurodollar Advance in the Designated Eurodollar Market), then, within five Business Days after demand by such Lender (with a copy to the Administrative Agent), Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction (determined as though such Lender's Eurodollar Lending Office had funded 100% of its Eurodollar Advance in the Designated Eurodollar Market). A statement of any Lender claiming compensation under this subsection shall be conclusive in the absence of manifest error.

          (c) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance shall, in the good faith opinion of any Lender, make it unlawful or impossible for such Lender or its Eurodollar Lending Office to make, maintain or fund its portion of any Eurodollar Loan, or materially restrict the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the Designated Eurodollar Market, or to determine or charge interest rates based upon the Eurodollar Rate, and such Lender shall so notify the Administrative Agent, then such Lender's obligation to make Eurodollar Advances shall be suspended for the duration of such illegality or impossibility and the Administrative Agent forthwith shall give notice thereof to the other Lenders and Borrowers. Upon receipt of such notice, the outstanding principal amount of such Lender's Eurodollar Advances, together with accrued interest thereon, automatically shall be converted to Base Advances on either (1) the last day of the Eurodollar Period(s) applicable to such Eurodollar Advances if such Lender may lawfully continue to maintain and fund such Eurodollar Advances to such day(s) or (2) immediately if such Lender may not lawfully continue to fund and maintain such Eurodollar Advances to such day(s), provided that in such event the conversion shall not be subject to payment of a prepayment fee under Section 3.7(e). Each Lender agrees to endeavor promptly to notify Borrowers of any event of which it has actual knowledge, occurring after the Closing Date, which will cause that Lender to notify the Administrative Agent under this Section, and agrees to designate a different Eurodollar Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. In the event that any Lender is unable, for the reasons set forth above, to make, maintain or fund its portion of any Eurodollar Loan, such Lender shall fund such amount as a Base Advance for the same period of time, and such amount shall be treated in all respects as a Base Advance. Any Lender whose obligation to make Eurodollar Advances has been suspended under this Section shall promptly notify the Administrative Agent and Borrowers of the cessation of the Special Eurodollar Circumstance which gave rise to such suspension.

          (d) If, with respect to any proposed Eurodollar Loan:

               (1) the Administrative Agent reasonably determines that, by reason of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Lenders, deposits in Dollars (in the applicable amounts) are not being offered to any Lender in the Designated Eurodollar Market for the applicable Eurodollar Period; or

               (2) the Requisite Lenders advise the Administrative Agent that the Eurodollar Rate as determined by the Administrative Agent (i) does not represent the effective pricing to such Lenders for deposits in Dollars in the Designated Eurodollar Market in the relevant amount for the applicable Eurodollar Period, or (ii) will not adequately and fairly reflect the cost to such Lenders of making the applicable Eurodollar Advances;

then the Administrative Agent forthwith shall give notice thereof to Borrowers and the Lenders, whereupon until the Administrative Agent notifies Borrowers that the circumstances giving rise to such suspension no longer exist, the obligation of the Lenders to make any future Eurodollar Advances shall be suspended.

          (e) Upon payment or prepayment of any Eurodollar Advance (other than as the result of a conversion required under Section 3.7(c)), on a day other than the last day in the applicable Eurodollar Period (whether voluntarily, involuntarily, by reason of acceleration, or otherwise), or upon the failure of Borrowers (for a reason other than the breach by a Lender of its obligation pursuant to Section 2.1(a) to make an Advance or the suspension of any Lender's obligation to make or maintain Eurodollar Loans under Section 3.7) to borrow on the date or in the amount specified for a Eurodollar Loan in any Request for Loan, Borrowers shall pay to the appropriate Lender within ten Business Days after demand a prepayment fee or failure to borrow fee, as the case may be (determined as though 100% of the Eurodollar Advance had been funded in the Designated Eurodollar Market) equal to the sum of:

               (1) the principal amount of the Eurodollar Advance prepaid or not borrowed, as the case may be, times [the number of days from and including the date of prepayment or failure to borrow, as applicable, to but excluding the last day in the applicable Eurodollar Period, divided by 360], times the applicable Interest

               Differential (provided that the product of the foregoing formula must be a positive number); plus

               (2) all out-of-pocket expenses incurred by the Lender reasonably attributable to such payment, prepayment or failure to borrow.

Each Lender's determination of the amount of any prepayment fee payable under this Section shall be conclusive in the absence of manifest error.

          (f) Each Lender agrees to endeavor promptly to notify Borrowers of any event of which it has actual knowledge, occurring after the Closing Date, which will entitle such Lender to compensation pursuant to clause (a) or clause (b) of this Section, and agrees to designate a different Eurodollar Lending Office if such designation will avoid the need for or reduce the amount of such compensation and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. Any request for compensation by a Lender under this Section shall set forth the basis upon which it has been determined that such an amount is due from Borrowers, a calculation of the amount due, and a certification that the corresponding costs have been incurred by the Lender.

     3.8 Late Payments. If any installment of principal or interest or any fee or cost or other amount payable under any Loan Document to the Administrative Agent or any Lender is not paid when due, it shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Base Rate plus the Base Margin plus 2%, to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including, without limitation, interest on past due interest) shall be compounded monthly, on the last day of each calendar month, to the fullest extent permitted by applicable Laws.

     3.9 Computation of Interest and Fees. Computation of interest and fees under this Agreement shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made; interest shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid. Any Loan that is repaid on the same day on which it is made shall bear interest for one day. Notwithstanding anything in this Agreement to the contrary, interest in excess of the maximum amount permitted by applicable Laws shall not accrue or be payable hereunder or under the Notes, and any amount paid as interest hereunder or under the Notes which would otherwise be in excess of such maximum permitted amount shall instead be treated as a payment of principal.

     3.10 Non-Business Days. If any payment to be made by Borrowers or any other Party under any Loan Document shall come due on a day other than a Business Day, payment shall instead be considered due on the next succeeding Business Day and the extension of time shall be reflected in computing interest and fees.

     3.11 Manner and Treatment of Payments.

          (a) Each payment hereunder (except payments pursuant to Sections 3.6, 3.7, 12.3, 12.11 and 12.22) or on the Notes or under any other Loan Document shall be made to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders or the Administrative Agent, as the case may be, in immediately available funds not later than 11:00 a.m. Nevada time, on the day of payment (which must be a Business Day). All payments received after such time, on any Business Day, shall be deemed received on the next succeeding Business Day. The amount of all payments received by the Administrative Agent for the account of each Lender shall be immediately paid by the Administrative Agent to the applicable Lender in immediately available funds and, if such payment was received by the Administrative Agent by 11:00 a.m., Nevada time, on a Business Day and not so made available to the account of a Lender on that Business Day, the Administrative Agent shall reimburse that Lender for the cost to such Lender of funding the amount of such payment at the Federal Funds Rate. All payments shall be made in lawful money of the United States of America.

          (b) Each payment or prepayment on account of any Loan shall be applied pro rata according to the outstanding Advances made by each Lender comprising such Loan.

          (c) Each Lender shall use its best efforts to keep a record (in writing or by an electronic data entry system) of Advances made by it and payments received by it with respect to each of its Notes and such record shall, as against Borrowers, be presumptive evidence of the amounts owing. Notwithstanding the foregoing sentence, the failure by any Lender to keep such a record shall not affect Borrowers' obligation to pay the Obligations.

          (d) Each payment of any amount payable by Borrowers or any other Party under this Agreement or any other Loan Document shall be made free and clear of, and without reduction by reason of, any taxes, assessments or other charges imposed by any Governmental Agency, central bank or comparable authority, excluding (i) taxes imposed on or measured in whole or in part by its overall net income by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business" and (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrowers with the appropriate form or forms required by Section 12.21, to the extent such forms are then required by applicable Laws (all such non-excluded taxes, assessments or other charges being hereinafter referred to as "Taxes"). To the extent that Borrowers are obligated by applicable Laws to make any deduction or withholding on account of Taxes from any amount payable to any Lender under this Agreement, Borrowers shall (i) make such deduction or withholding and pay the same to the relevant Governmental Agency and (ii) pay such additional amount to that Lender as is necessary to result in that Lender's receiving a net after-Tax amount equal to the amount to which that Lender would have been entitled under this Agreement absent such deduction or withholding. If and when receipt of such payment results in an excess payment or credit to that Lender on account of such Taxes, that Lender shall promptly refund such excess to Borrowers.

     3.12 Funding Sources. Nothing in this Agreement shall be deemed to obligate any Lender to obtain the funds for any Loan or Advance in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan or Advance in any particular place or manner.

     3.13 Failure to Charge Not Subsequent Waiver. Any decision by the Administrative Agent or any Lender not to require payment of any interest (including interest arising under Section 3.8), fee, cost or other amount payable under any Loan Document, or to calculate any amount payable by a particular method, on any occasion shall in no way limit or be deemed a waiver of the Administrative Agent's or such Lender's right to require full payment of any interest (including interest arising under Section 3.8), fee, cost or other amount payable under any Loan Document, or to calculate an amount payable by another method that is not inconsistent with this Agreement, on any other or subsequent occasion.

     3.14 Administrative Agent's Right to Assume Payments Will be Made by Borrowers. Unless the Administrative Agent shall have been notified by Borrowers prior to the date on which any payment to be made by Borrowers hereunder is due that Borrowers do not intend to remit such payment, the Administrative Agent may, in its discretion, assume that Borrowers have remitted such payment when so due and the Administrative Agent may, in its discretion and in reliance upon such assumption, make available to each Lender on such payment date an amount equal to such Lender's share of such assumed payment. If Borrowers have not in fact remitted such payment to the Administrative Agent, each Lender shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent at the Federal Funds Rate.

     3.15 Fee Determination Detail. The Administrative Agent, and any Lender, shall provide reasonable detail to Borrowers regarding the manner in which the amount of any payment to the Administrative Agent and the Lenders, or that Lender, under Article 3 has been determined, concurrently with demand for such payment.

     3.16  Survivability.  All of Borrowers'  obligations under Sections 3.6 and
3.7 shall survive for the ninety day period following the date on which the Commitment is terminated and all Loans hereunder are fully paid, and Borrowers shall remain obligated thereunder for all claims under such Sections made by any Lender to Borrowers prior to the expiration of that period.

                                   Article 4
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Parent and Borrowers represent and warrant to the Lenders that:

     4.1 Existence and Qualification; Power; Compliance With Laws. Each Borrower is duly formed or organized, validly existing and in good standing under the Laws of its jurisdiction of formation or organization. Parent is a corporation duly formed, validly existing and in good standing under the Laws of Nevada. Each Sibling Guarantor is duly formed or organized, validly existing and in good standing under the Laws of its state of formation or organization. Parent, each Borrower and each Sibling Guarantor is duly qualified or registered to transact business and is in good standing in each other jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification or registration necessary, except where the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Effect. Each of Parent, each Borrower and each Sibling Guarantor has all requisite power and authority to conduct its business, to own and lease its Properties and to execute and deliver each Loan Document to which it is a Party and to perform its Obligations. All outstanding shares of capital stock of Parent are duly authorized, validly issued, fully paid and non-assessable, and no holder thereof has any enforceable right of rescission under any applicable state or federal securities Laws. Each of Parent, each Borrower and each Sibling Guarantor are in compliance with all Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure to do so does not constitute a Material Adverse Effect.

     4.2 Authority; Compliance With Other Agreements and Instruments and Government Regulations. The execution, delivery and performance by Parent, each Borrower and each Sibling Guarantor of the Loan Documents to which it is a Party have been duly authorized by all necessary action, and do not and will not:

          (a) Require any consent or approval not heretofore obtained of any partner, director, stockholder, manager, member, security holder or creditor of such Party;

          (b) Violate or conflict  with any  provision of such Party's  charter,
          articles  of  incorporation,   articles  of  organization,   operating
          agreement or bylaws, as applicable;

          (c) Result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by such Party (other than Liens and Rights of Others created by the Loan Documents);

          (d) Violate any Requirement of Law applicable to such Party;

          (e) Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any Contractual Obligation (other than the Loan Documents) to which such Party is a party or by which such Party or any of its Property is bound or affected;

          and neither Parent, the Borrowers nor the Sibling Guarantors are in violation of, or default under, any Requirement of Law or Contractual Obligation, including any Contractual Obligation described in Section 4.2(e), in any respect that constitutes a Material Adverse Effect.

     4.3 No Governmental Approvals Required. Except as set forth in Schedule 4.3 or previously obtained or made, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by Parent, each Borrower and each Sibling Guarantor of the Loan Documents to which it is a Party.

     4.4 Subsidiaries. As of the Closing Date, Schedule 4.4 hereto correctly sets forth the names, form of legal entity, number of shares of Equity Interests issued and outstanding, and the record owner thereof and jurisdictions of organization of all Subsidiaries of Parent and specifies which are Immaterial Subsidiaries, Dormant Subsidiaries and Native American Subsidiaries as of the Closing Date. As of the Closing Date, there are no Unrestricted Subsidiaries. Unless otherwise indicated in Schedule 4.4, as of the Closing Date all of the outstanding Equity Interests of each Borrower and each Restricted Subsidiary are owned of record and beneficially by Parent and all such Equity Interests are validly issued, fully paid and non-assessable, and were issued in compliance with all applicable state and federal securities and other Laws, and are free and clear of all Liens and Rights of Others, except for Permitted Encumbrances and Permitted Rights of Others.

     4.5 Financial Statements. Borrowers have furnished to the Lenders (a) the audited consolidated financial statements of Parent and its Subsidiaries for the Fiscal Year ended December 31, 2003 and (b) the unaudited consolidated and consolidating balance sheet and statement of operations of Parent and its Subsidiaries for the Fiscal Quarter ended September 30, 2004. The financial statements described in clause (a) fairly present in all material respects the financial condition, results of operations and changes in financial position of Parent and its Subsidiaries, and the balance sheet and statement of operations described in clause (b) fairly present the financial condition and results of operations of Parent and its Subsidiaries, in each case as of such dates and for such periods in conformity with GAAP, consistently applied.

     4.6 No Other Liabilities; No Material Adverse Changes. As of the Closing Date, Borrowers do not have any material liability or material contingent liability required under GAAP to be reflected or disclosed and not reflected or disclosed in the balance sheet described in Section 4.5(b), other than liabilities and contingent liabilities arising in the ordinary course of business since the date of such financial statements. As of the Closing Date, no circumstance or event has occurred that constitutes a Material Adverse Effect since December 31, 2003. As of any date subsequent to the Closing Date, no circumstance or event has occurred that constitutes a Material Adverse Effect since the Closing Date.

     4.7 Title to Property. As of the Closing Date, Parent, each Borrower and each Sibling Guarantor has valid title to its respective Property (other than assets which are the subject of a Capital Lease Obligation) reflected in the balance sheet described in Section 4.5(b), other than items of Property or exceptions to title which are in each case immaterial and Property subsequently sold or disposed of in the ordinary course of business, free and clear of all Liens and Rights of Others, and other than Liens or Rights of Others described in Schedule 4.7, Permitted Rights of Others or Liens permitted by Section 7.8.

     4.8 Intangible Assets. Parent, each Borrower and each Sibling Guarantor owns, or possesses the right to use to the extent necessary in its business, all material trademarks, trade names, copyrights, patents, patent rights, computer software, licenses and other Intangible Assets that are used in the conduct of its businesses as now operated, and no such Intangible Asset, to the best knowledge of Borrowers, conflicts with the valid trademark, trade name, copyright, patent, patent right or Intangible Asset of any other Person to the extent that such conflict constitutes a Material Adverse Effect. Schedule 4.8 sets forth all trademarks, trade names and trade styles used by Parent,

Borrowers and the Sibling Guarantors at any time within the five year period ending on the Closing Date and sets forth the owner of record thereof.

     4.9 Public Utility Holding Company Act. Neither Parent, the Borrowers nor any Sibling Guarantor is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     4.10 Litigation. Except for (a) any matter fully covered as to subject matter and amount (subject to applicable deductibles and retentions) by insurance for which the insurance carrier has not asserted lack of subject matter coverage or reserved its right to do so, (b) any matter, or series of related matters, involving a claim against Parent or any of its Subsidiaries of less than $5,000,000, (c) matters of an administrative nature not involving a claim or charge against Parent or any of its Subsidiaries and (d) matters set forth in Schedule 4.10, there are no actions, suits, proceedings or investigations pending as to which Parent or any of its Subsidiaries have been served or have received notice or, to the best knowledge of Borrowers, threatened against or affecting Parent or any of its Subsidiaries or any Property of any of them before any Governmental Agency.

     4.11 Binding Obligations. Each of the Loan Documents to which Parent, the Borrowers or any Sibling Guarantor is a Party will, when executed and delivered by such Party, constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws, Gaming Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

     4.12 No Default. No event has occurred and is continuing that is a Default or Event of Default.

     4.13 ERISA.

          (a) With respect to each Pension Plan:

               (i) such Pension Plan complies in all material respects with ERISA and any other applicable Laws to the extent that noncompliance could reasonably be expected to have a Material Adverse Effect;

               (ii) such Pension Plan has not incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA) that could reasonably be expected to have a Material Adverse Effect;

               (iii) no "reportable event" (as defined in Section 4043 of ERISA) has occurred that could reasonably be expected to have a Material Adverse Effect; and

               (iv) neither Parent nor any of its Subsidiaries has engaged in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code) that could reasonably be expected to have a Material Adverse Effect.

          (b) Neither Parent nor any of its Subsidiaries has incurred or expects to incur any withdrawal liability to any Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect.

     4.14 Regulations T, U and X; Investment Company Act. No part of the proceeds of any Loan hereunder will be used to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any Margin Stock in violation of Regulations T, U and X. Neither Parent nor any of its Subsidiaries is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

     4.15 Disclosure. No written statement made by a Senior Officer of Parent or the Borrowers to the Administrative Agent or any Lender in connection with this Agreement, or in connection with any Loan, as of the date thereof contained any untrue statement of a material fact or omitted a material fact necessary to make the statement made not misleading in light of all the circumstances existing at the date the statement was made.

     4.16 Tax Liability. Parent and its Subsidiaries have filed all tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes with respect to the periods, Property or transactions covered by said returns, or pursuant to any assessment received by Parent or any of its Subsidiaries, except (a) such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established and maintained and (b) immaterial taxes so long as no material Property of Parent or any of its Subsidiaries is at impending risk of being seized, levied upon or forfeited.

     4.17 Projections. Parent and the Borrowers have formulated the assumptions set forth in the Projections based on their historical experience in the relevant business or financial context, have adjusted such assumptions to take account of what Borrowers believe to be current and projected business and financial conditions and have performed what Borrowers believe is a reasonably thorough due diligence process with respect to such assumptions. As of the Closing Date, Borrowers believe that the assumptions set forth in the Projections are reasonable and consistent with each other and with all facts known to Borrowers, and that the Projections are reasonably based on such assumptions. Nothing in this Section shall be construed as a representation or covenant that the Projections in fact will be achieved.

     4.18 Hazardous Materials. Except as described in Schedule 4.18, as of the Closing Date (a) none of Parent, Borrowers or any Restricted Subsidiaries at any time has disposed of, discharged, released or threatened the release of any Hazardous Materials on, from or under the Real Property in violation of any Hazardous Materials Law that would individually or in the aggregate constitute a Material Adverse Effect, (b) to the best knowledge of Parent and the Borrowers, no condition exists that violates any Hazardous Material Law affecting any Real Property except for such violations that would not individually or in the aggregate constitute a Material Adverse Effect, (c) no Real Property or any portion thereof is or has been utilized by Parent, Borrowers or the Restricted Subsidiaries as a site for the manufacture of any Hazardous Materials and (d) to the extent that any Hazardous Materials are used, generated or stored by Borrowers on any Real Property, or transported to or from such Real Property by Parent, Borrowers and the Restricted Subsidiaries, such use, generation, storage and transportation are in compliance with all Hazardous Materials Laws except for such non-compliance that would not constitute a Material Adverse Effect or be materially adverse to the interests of the Lenders.

     4.19 Gaming Laws. Each of Parent, the Borrowers and the Restricted Subsidiaries are in compliance with all applicable Gaming Laws except for such non-compliance that would not constitute a Material Adverse Effect.

     4.20 Security Interests. The Second Amended and Restated Security Agreement creates valid first priority security interests in the Collateral described therein securing the Obligations described therein (subject only to Permitted

Encumbrances, Permitted Rights of Others, Liens permitted under Section 7.8 and matters disclosed in Schedule 4.7 and to such qualifications and exceptions as are contained in the Uniform Commercial Code with respect to the priority of security interests perfected by means other than the filing of a financing statement or with respect to the creation of security interests in Property to which Article 9 of the Uniform Commercial Code does not apply) and all action necessary to perfect the security interests so created have been taken and completed. The Second Amended and Restated Trademark Collateral Assignment creates a valid first priority collateral assignment of the Collateral described therein securing the Obligations (subject to the matters disclosed in Schedule 4.7) and all action necessary to perfect the collateral assignment so created, other than the filing thereof with the United States Patent and Trademark Office, has been taken and completed. Upon the delivery of the Pledged Collateral, and upon obtaining the approvals thereof required by Schedule 4.3 (which approvals the Borrowers agree to diligently pursue, and to in any event obtain within 180 days following the Closing Date) the Amended and Restated Pledge Agreement will create a valid first priority security interest in the Pledged Collateral and all action necessary to perfect the security interest so created shall have been taken and completed (other than the filing of financing statements in the appropriate filing offices with respect to Pledged Collateral that is uncertificated). Upon the execution and delivery of the Deeds of Trust, each Deed of Trust will continue to create a valid Lien in the Collateral described therein securing the Obligations, other than those arising under Sections 4.18, 6.10 and 12.22, (subject only to Permitted Encumbrances, Permitted Rights of Others and matters described in Schedule 4.7), and all action necessary to perfect the Lien so created, other than recordation or filing thereof with the appropriate Governmental Agencies, will have been taken and completed.

     4.21 Deposit and Other Accounts. As of the Closing Date, Parent does not maintain any deposit, checking, brokerage or other similar account with any bank, savings association, financial institution or similar financial intermediary which is not listed on Schedule 4.21.

                                   Article 5
                         NEGATIVE COVENANTS OF BORROWERS
                         -------------------------------

     So long as any Advance remains unpaid, or any other Obligation remains unpaid, or any portion of the Commitment remains in force, Borrowers shall not, unless the Administrative Agent (with the written approval of the Requisite Lenders or, if required by Section 12.2, of all of the Lenders) otherwise consents (it being understood that Parent shall not be subject to the covenants set forth in this Article 5):

     5.1 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter to be less than 1.50 to 1.00.

     5.2 Borrower Leverage Ratio. Permit the Borrower Leverage Ratio, as of the last day of any Fiscal Quarter, to be greater than 2.50:1.00.

     5.3 New Capital Stock. Issue any Equity Interests to any Person other than Parent or its Wholly-Owned Subsidiaries.

                                   Article 6
                              AFFIRMATIVE COVENANTS
                              ---------------------

     So long as any Advance remains unpaid, or any other Obligation remains unpaid, or any portion of the Commitment remains in force, Parent and each of the Borrowers shall, and shall cause each of the Restricted Subsidiaries to, unless the Administrative Agent (with the written approval of the Requisite Lenders) otherwise consents:

     6.1 Payment of Taxes and Other Potential Liens. Pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon any of them, upon their respective Property or any part thereof and upon their respective income or profits or any part thereof, except that Parent, Borrowers and the Restricted Subsidiaries shall not be required to pay or cause to be paid
(a) any tax, assessment, charge or levy that is not yet past due, or is being contested in good faith by appropriate proceedings so long as the relevant entity has established and maintains adequate reserves for the payment of the same or (b) any immaterial tax so long as no material Property of Parent, Borrowers or the Restricted Subsidiaries is at material risk of impending seizure, levy or forfeiture.

     6.2 Preservation of Existence. Preserve and maintain their respective existences in the jurisdiction of their formation and all material authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations from any Governmental Agency that are necessary for the transaction of their respective business and qualify and remain qualified to transact business in each jurisdiction in which such qualification is necessary in view of their respective business or the ownership or leasing of their respective Properties except where the failure to so qualify or remain qualified would not constitute a Material Adverse Effect.

     6.3 Maintenance of Properties. Maintain, preserve and protect all of their respective Properties in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of their respective Properties, except that the failure to maintain, preserve and protect a particular item of Property that is not of significant value, either intrinsically or to the operations of Borrowers and their Subsidiaries, taken as a whole, shall not constitute a violation of this covenant.

     6.4 Maintenance of Insurance. Maintain liability, casualty and other insurance (subject to customary deductibles and retentions) with responsible insurance companies in such amounts and against such risks as is carried by responsible companies engaged in similar businesses and owning similar assets in the general areas in which Parent, Borrowers and the Restricted Subsidiaries operate and, in any event, such insurance as may be required under the Deeds of Trust.

     6.5 Compliance With Laws. Comply, within the time period, if any, given for such compliance by the relevant Governmental Agency or Agencies with enforcement authority, with all Requirements of Law noncompliance with which constitutes a Material Adverse Effect, except that Parent, Borrowers and the Restricted Subsidiaries need not comply with a Requirement of Law then being contested by any of them in good faith by appropriate proceedings.

     6.6 Inspection Rights. Upon reasonable notice, at any time during regular business hours and as often as reasonably requested (but not so as to materially interfere with the business of Parent or any of its Subsidiaries) permit the Administrative Agent or any Lender, or any authorized employee, agent or representative thereof, to examine, audit and make copies and abstracts from the records and books of account of, and to visit and inspect the Properties of,

Parent and its Subsidiaries and to discuss the affairs, finances and accounts of Parent and its Subsidiaries with any of their officers, key employees or accountants.

     6.7 Keeping of Records and Books of Account. Keep adequate records and books of account reflecting all financial transactions in conformity with GAAP, consistently applied, and in material conformity with all applicable requirements of any Governmental Agency having regulatory jurisdiction over Parent, the Borrowers or the Restricted Subsidiaries.

     6.8 Compliance With Agreements. Promptly and fully comply with all Contractual Obligations under all material agreements, indentures, leases and/or instruments to which any one or more of them is a party, whether such material agreements, indentures, leases or instruments are with a Lender or another Person, except for any such Contractual Obligations (a) the performance of which would cause a Default or (b) then being contested by any of them in good faith by appropriate proceedings or if the failure to comply with such agreements, indentures, leases or instruments does not constitute a Material Adverse Effect.

     6.9 Use of Proceeds. Use the proceeds of Loans made on the Closing Date to refinance the Indebtedness under the Existing Loan Agreement and to pay transactional expenses associated herewith and the proceeds of subsequent Loans for working capital and other legally permitted business purposes, including without limitation the prepayment of Indebtedness in the manner contemplated by
Section 7.1 (together with associated tender premiums and transactional costs).

     6.10 Hazardous Materials Laws. Keep and maintain all Real Property and each portion thereof in compliance with all applicable Hazardous Materials Laws (except for such non-compliance that would not constitute a Material Adverse Effect or be materially adverse to the interests of the Lenders) and promptly notify the Administrative Agent in writing (attaching a copy of any pertinent written material) of (a) any and all material enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened in writing by a Governmental Agency pursuant to any applicable Hazardous Materials Laws, (b) any and all material claims made or threatened in writing by any Person against the Parties relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials and (c) discovery by any Senior Officer of Parent, any Borrower or any Restricted Subsidiary of any material occurrence or condition on any real Property adjoining or in the vicinity of such Real Property that could reasonably be expected to cause such Real Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such Real Property under any applicable Hazardous Materials Laws.

     6.11 Construction Monitoring. Engage an independent qualified construction monitoring firm mutually acceptable to Borrowers and the Administrative Agent at the Borrowers' expense to provide to Borrowers and the Administrative Agent such construction progress reports as the Administrative Agent may reasonably request with respect to each Substantial Project.

     6.12 Designation of Additional Borrowers; Sibling Guarantors, Immaterial Subsidiaries, Etc..

          (a) Following the creation or acquisition any Subsidiary of the Parent, and in any event within the period required by clause (c) of this Section, Parent and the Borrowers may cause such Subsidiary to be designated as an Unrestricted Subsidiary, an Immaterial Subsidiary, a Dormant Subsidiary or a Native American Subsidiary, in each case to the extent that such designation is consistent with the definitions thereof, by the delivery of written notice the Administrative Agent, provided that (i) no Person shall be so designated when any Default or Event of Default exists, or if it owns any Equity Interests in any Restricted Subsidiaries or any interest in any Core Property, and (ii) in the absence of a written designation to the contrary, each Subsidiary shall be considered to be an active Restricted Subsidiary which is not a Dormant Subsidiary or a Native American Subsidiary;

          (b) In the event that the designation set forth on Schedule 4.4 or made in respect of any Subsidiary pursuant to clause (a) of this Section ceases to be consistent with the relevant definitions of "Unrestricted Subsidiary," "Immaterial Subsidiary," "Dormant Subsidiary" or "Native American Subsidiary," Parent and the Borrowers shall promptly deliver a written notice to the Administrative Agent re-designating such Subsidiary and shall take the other actions with respect to such Subsidiary as are required by this Section and Section
          6.13. Without limitation on the foregoing, Parent and its Subsidiaries shall not permit the aggregate book value (as reasonably determined by Borrowers) of the assets of all Immaterial Subsidiaries to be in excess of $200,000,000, and shall promptly re-designate one or more Immaterial Subsidiaries as Sibling Guarantors in the event that such limit is exceeded.

          (c) Promptly and in any event within 45 days following the last day of each Fiscal Quarter, Parent and Borrowers shall:

               (1) designate each Restricted Subsidiary of the Parent which is the owner or operator of any hotel or casino operations which have generated Adjusted EBITDA for the twelve month period then ended in excess of $10,000,000, as an additional Borrower hereunder, and cause such Person to execute a Joinder Agreement;

               (2) cause each Restricted Subsidiary formed or acquired during that Fiscal Quarter, or which is re-designated pursuant to the preceding paragraph, and which is not an Immaterial Subsidiary to execute a joinder to the Sibling Guaranty and Collateral Documents with respect to its Property, provided that no Liens shall be required to be granted with respect to (a) Native American Contracts (but Liens shall be granted in respect of all rights to receive income and cash flows attributable to Native American Contracts), (b) any Real Property which does not generate annual EBITDA which is in excess of $10,000,000 and which is not a Substantial Project, or (c) Equity Interests which are not required to be pledged pursuant to the next paragraph.

               (3) pledge the Equity Interests in each such Subsidiary which is not a Dormant Subsidiary or a Native American Subsidiary to the Administrative Agent (subject to any necessary Gaming Board approvals, which Parent and the Borrowers agree to use their best efforts to obtain).

          (d) Prior to the Commencement of any capital project having an anticipated budget which is greater than or equal to $50,000,000, Parent and the Borrowers shall designate their Subsidiary which is or will be the owner, lessor or operator of that project as an additional Borrower hereunder.

     6.13 Additional Collateral. Upon the existence of any of the circumstances described in this Section, the Parent, Borrowers and the Restricted Subsidiaries shall promptly and in any event within ten Business Days following the request of the Administrative Agent execute and deliver to the Administrative Agent such additional Collateral Documents as may be requested by the Administrative Agent

(to the extent relevant, substantially in the form of any existing Collateral Documents), as may be reasonably required by the Administrative Agent to grant and perfect Liens in favor of the Administrative Agent on the related Property:

          (a) Prior to the Commencement of any Substantial Project, a Deed of Trust with respect thereto, together with such title insurance as may be requested by the Administrative Agent, provided that this clause
          (a) shall not apply to Real Property associated with Native American projects;

          (b) Upon any other parcel of Real Property (not otherwise covered by a Deed of Trust) generating Adjusted EBITDA in any fiscal year in excess of $10,000,000, a Deed of Trust with respect thereto, together with such title insurance as may be reasonably requested by the Administrative Agent;

          (c) Substantially concurrently with the creation of any deposit, brokerage or other similar account by Parent, enter into a control agreement, in form and substance acceptable to the Administrative Agent, with respect thereto;

          (d) Promptly upon obtaining all Gaming Board or other Governmental Agency approval required for any Parent, Borrower or Sibling Guarantor to pledge its Equity Interests in any gaming licensee which is a Restricted Subsidiary to the Administrative Agent to secure the Obligations pursuant to the Amended and Restated Pledge Agreement (which Parent agrees to use its best efforts to obtain), deliver all certificates with respect to such Equity Interests to the Administrative Agent;

          (e) Promptly following the Closing Date, deposit account control agreements, in form and substance acceptable to the Administrative Agent, with respect to each deposit or brokerage account identified on
          Schedule 4.21 which is not established with the Administrative Agent; and

          (f) Promptly and in any event within 180 days following the Closing Date, obtain all necessary approvals of Gaming Boards to the delivery of the stock of each Subsidiary of Parent which is a Nevada gaming licensee, it being understood that pending such approvals no Lien shall be created in such shares.

     Concurrently with the execution and delivery of any such Collateral Documents, Parent, the Borrowers and the Restricted Subsidiaries shall provide to the Administrative Agent such appraisals, environmental reports, surveys, opinions, abstracts of title or other assurances as the
     Administrative Agent or the Requisite Lenders may reasonably request provided that no title insurance shall be required in respect of any parcel of real property hereinafter acquired unless such real property is either
     (a) associated with a Substantial Project, or (b) generates annual EBITDA which is in excess of $10,000,000.

     6.14 Designated Senior Indebtedness. Upon the issuance of any Permitted Subordinated Notes, deliver to the trustee under the related indenture a written statement (in a form reasonably acceptable to the Administrative Agent) designating the Obligations as "Designated Senior Indebtedness" thereunder.

                                   Article 7
                     GENERALLY APPLICABLE NEGATIVE COVENANTS
                     ---------------------------------------

     So long as any Advance remains unpaid, or any other Obligation remains unpaid, or any portion of the Commitment remains in force, Parent and the Borrowers shall not, and shall not permit any of the Restricted Subsidiaries to, unless the Administrative Agent (with the written approval of the Requisite Lenders or, if required by Section 12.2, of all of the Lenders) otherwise consents:

     7.1 Payment of Certain Obligations.

          (a) Pay any principal (including sinking fund payments) or any other amount (other than scheduled interest payments) with respect to any Parent Funded Debt, or purchase or redeem (or offer to purchase or redeem) any such Indebtedness, or deposit any monies, securities or other Property with any trustee or other Person to provide assurance that the principal or any portion thereof of any such Indebtedness will be paid when due or otherwise to provide for the defeasance of any such Obligations except:

               (i) payment or prepayment of Parent Funded Debt of any type using the proceeds of substantially contemporaneous Permitted Preferred Stock or Permitted Subordinated Notes;

               (ii) payment or prepayment of Parent Senior Notes using the proceeds of substantially contemporaneous Permitted Senior Notes, Permitted Preferred Stock or Permitted Subordinated Notes;

               (iii) to the extent that no Default or Event of Default then exists or would result therefrom, payment, prepayment or purchase of the remaining approximately $17,000,000 principal balance of Parent's 8-3/8% senior notes due 2008, and tender premiums and transaction costs associated with such payment or prepayment, using the proceeds of Loans hereunder;

               (iv) to the extent that no Default or Event of Default then exists or would result therefrom, payment, prepayment or purchase of the remaining approximately $17,400,000 principal balance of Parent's 9-7/8% senior subordinated notes due 2010, and tender premiums and transaction costs associated with such payment or prepayment, using the proceeds of Loans hereunder;

               (v) to the extent that no Default or Event of Default then exists or would result therefrom and to the extent that no violation of
               Section 7.16 would result therefrom, payment, prepayment or purchase of an aggregate principal amount of not more than $200,000,000 of other Parent Funded Debt using the proceeds of Loans hereunder; provided that (A) giving pro forma effect to such payment or prepayment as of the most recent Fiscal Quarter for which financial statements have been delivered pursuant to
               Section 8.1(b), the Parent Leverage Ratio is less than 4.75:1.00, and (B) giving effect to such payment or prepayment, the difference between the Commitment and the Aggregate Outstandings is not less than $100,000,000; or

          (b) Pay any scheduled interest on any Permitted Subordinated Notes unless the payment thereof is then permitted pursuant to the terms of the Indenture governing such Permitted Subordinated Notes;

         provided, however, that this Section shall not apply to prohibit any payment consisting of the repurchase or redemption of Parent Funded Debt to the extent necessary to prevent a License Revocation if (i) no Default or Event of Default then exists (other than a Default or Event of Default which will be cured by such payment), (ii) the purchase or redemption price paid is not in excess of the par value thereof and
         (iii) Parent has notified the Administrative Agent in writing of the necessity to invoke this proviso at least ten Business Days (or such shorter period as may be necessary in order to comply with a regulation or order of the relevant Gaming Board) in advance.

     7.2 Disposition of Property(a) . Make any Disposition of any asset or group of related assets which generate income from gaming operations, other than:

          (a) the Disposition of interests in real property consisting of leasehold interests in the ordinary course of business, retail pads, and of rights constituting Permitted Encumbrances;

          (b) the Disposition of personal property and fixtures which are obsolete, worn out or no longer required for the operation of the related Property; and

          (c) the Disposition of other such assets which, during the term of this Agreement, have an aggregate associated Adjusted EBITDA in amount not in excess of $10,000,000 (in each case, for the most recent twelve month period for which financial statements are available as of the date of the relevant Disposition);

provided that this covenant shall not be construed to prohibit the Disposition of interests in real property, and improvements, fixture and personal property located thereon, which have been acquired by Parent and its Subsidiaries in connection with the development or construction of Native American gaming operations or related businesses for arm's length consideration.

     7.3 Mergers. Merge or consolidate with or into any Person, except (a) a merger or consolidation of a Borrower with another Borrower, or (b) a merger or consolidation of a Restricted Subsidiary with and into a Borrower or another Restricted Subsidiary.

     7.4 Hostile Acquisitions. Directly or indirectly use any moneys received from any Borrower that represent the proceeds of any Loan in connection with the acquisition of part or all of a voting interest of five percent or more in any corporation or other business entity if such acquisition is opposed by the board of directors or management of such corporation or business entity.

     7.5 Distributions. Make any Distribution, whether from capital, income or otherwise, and whether in Cash or other Property, except:

          (a) dividends payable solely in Common Stock or rights to purchase Common Stock;

          (b) repurchases of Common Stock from employees of Parent pursuant to customary employee stock repurchase agreements at a price not in excess of fair market value and not in any event more than $2,000,000 in the aggregate during the term of this Agreement;

          (c) dividends payable by a Restricted Subsidiary to Parent or another Restricted Subsidiary;

          (d) Preferred Stock Dividends made when (i) scheduled to be made (ii) no Default or Event of Default then exists or would result therefrom and (iii) the making of which does not result in any violation of
          Section 7.16;

          (e) Stock Repurchases, Common Stock dividends and derivative and option transactions relating to the repurchase of Common Stock, in each case (i) made when no Default or Event of Default exists or would result therefrom, (iii) the making of which does not result in any violation of Section 7.16;

          provided, however, that this Section shall not apply to prohibit a Distribution consisting of the repurchase or redemption of Equity Interests of Parent to the extent necessary to prevent a License Revocation if (i) no Default or Event of Default then exists (other than a Default or Event of Default which will be cured by such Distribution), (ii) the purchase or redemption price paid is not in excess of the amount specified in article 5 of Parent's articles of incorporation and (iii) Borrowers have notified the Administrative Agent in writing of the necessity to invoke this proviso at least ten Business Days (or such shorter period as may be necessary in order to comply with a regulation or order of the relevant Gaming Board) in advance.

     7.6 ERISA. (a) At any time, permit any Pension Plan to: (i) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code),
(ii) fail to comply with ERISA or any other applicable Laws, (iii) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), or (iv) terminate in any manner, which, with respect to each event listed above, could reasonably be expected to result in a Material Adverse Effect, or (b) withdraw, completely or partially, from any Multiemployer Plan if to do so could reasonably be expected to result in a Material Adverse Effect.

     7.7 Change in Nature of Business. Make any material change in the nature of the business of Parent and its Subsidiaries, taken as a whole.

     7.8 Liens and Negative Pledges. Create, incur, assume or suffer to exist any Lien or Negative Pledge of any nature upon or with respect to any of their respective Properties, or engage in any sale and leaseback transaction with respect to any of their respective Properties, whether now owned or hereafter acquired, except:

          (a) Permitted Encumbrances;

          (b) Liens and Negative Pledges under the Loan Documents;

          (c) Liens and Negative Pledges existing on the Closing Date and disclosed in Schedule 4.7 and any renewals or extensions thereof; provided that the obligations secured or benefited thereby are not increased;

          (d) Liens on Property acquired by Parent, Borrowers or any of the Restricted Subsidiaries that were in existence at the time of the acquisition of such Property and were not created in contemplation of such acquisition and Negative Pledges limited to such Property;

          (e) Liens securing Indebtedness permitted by Section 7.9(d) on and limited to the capital assets acquired, constructed or financed with the proceeds of such Indebtedness or with the proceeds of any Indebtedness directly or indirectly refinanced by such Indebtedness and Negative Pledges limited to such capital assets; and

          (f) Liens consisting of Cash deposits to secure obligations of Parent or any Restricted Subsidiary under an operating lease of one or more aircraft, provided that the aggregate amount of such deposits does not exceed $10,000,000;

          (g) Liens on the Equity Interests in any Unrestricted Subsidiaries;

          provided that the applicability of this Section to any gaming license issued by the State of Nevada, or to any Person that holds such a gaming license, is subject to the approval of the Nevada Gaming Commission (if required by applicable Law) or, if not so required, to the receipt by Parent of written confirmation by the Nevada Gaming Commission that it is not so required (and Parent agrees to use its best efforts to promptly obtain such approval or written confirmation).

     7.9 Indebtedness and Guaranty Obligations. Create, incur or assume any Indebtedness or Guaranty Obligation except:

          (a) The Existing Senior Notes, the Existing Subordinated Notes and other Indebtedness existing on the Closing Date and disclosed in
          Schedule 7.9;

          (b) Indebtedness and Guaranty Obligations under the Loan Documents;

          (c) Indebtedness consisting of Permitted Subordinated Notes and Permitted Senior Notes, in each case issued when no Default or Event of Default has occurred and remains continuing, provided that giving pro forma effect to the issuance of such Indebtedness as of the then most recently ended Fiscal Quarter for which financial statements are required to have been delivered pursuant to Section 8.1(b), no Default or Event of Default would exist in respect of Section 7.11;

          (d) Purchase Money Obligations; provided that the aggregate principal amount of the Purchase Money Obligations outstanding at any time under this clause (d) does not exceed $25,000,000; and provided further that upon the incurring of any Purchase Money Obligations, any Lien created by the Collateral Documents on such capital assets shall be terminated and the Administrative Agent shall execute and deliver such releases of such Lien on such capital assets as Parent or the Borrowers may request;

          (e) Indebtedness of Parent or Borrowers consisting of one or more Secured Swap Agreements (and related Guaranty Obligations with respect to obligations of Parent and the Borrowers under such Swap Agreements); provided, that the aggregate notional amount of Indebtedness covered by all Secured Swap Agreements does not exceed $750,000,000 at any time;

          (f) Guaranty Obligations consisting of Support Agreements:

               (i) of Parent and GV Ranch Station, Inc. which exist as of the Closing in support of Thunder Valley and the Green Valley Ranch Station Casino which are described on Schedule 7.9, and extensions thereof;

               (ii) of Parent and in any Native American Subsidiaries which are associated with such project in support of the Gun Lake Project, provided that to the extent that the supported amount of the capital budget for that project exceeds $250,000,000, the exposure incurred in respect of such Support Agreements shall be expressly limited to an aggregate amount which is not in excess of $250,000,000;

               (iii) of Parent and in any Native American Subsidiaries which are associated with such project in support of the Mechoopda - Chico Tribe Project, provided that to the extent that the supported amount of the capital budget for that project exceeds $80,000,000, the exposure incurred in respect of such Support Agreements shall be expressly limited to an aggregate amount which is not in excess of $80,000,000; and

               (iv) of Parent and of any of its Subsidiaries (other than the Borrowers) in support of other capital projects entered into in conjunction with Persons which are not Subsidiaries of the Parent (or to augment the permitted size of Support Agreements in respect of the Gun Lake Project and the Mechoopda - Chico Tribe Project), provided that the exposure incurred by Parent and its Subsidiaries in respect of such Support Agreements shall be expressly limited to an aggregate amount which is not in excess of $100,000,000;

          (g) Guaranty Obligations of Parent in support of the obligations of any Borrower or a Restricted Subsidiary; and

          (h) Indebtedness of Borrowers and the Restricted Subsidiaries to Parent, Borrowers or another Restricted Subsidiary.

     7.10 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of Parent other than (a) salary, bonus, employee stock option and other compensation arrangements with directors or officers in the ordinary course of business, (b) transactions that are fully disclosed to the board of directors of Parent and expressly authorized by a resolution of the board of directors of Parent which is approved by a majority of the directors not having an interest in the transaction, (c) transactions between or among any of Parent, Borrowers and the Restricted Subsidiaries, and (d) transactions on overall terms at least as favorable to Parent, Borrowers or the Restricted Subsidiaries as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power.

     7.11 Parent Leverage Ratio. Permit the Parent Leverage Ratio, as of the last day of any Fiscal Quarter ending after the Closing Date, to be greater than the ratio set forth below opposite the date upon which, or period during which, such Fiscal Quarter ends:

               Fiscal Quarters Ending:          Maximum Parent Leverage Ratio
               -----------------------          -----------------------------

        December 31, 2004 through and                     5.50:1.00
        including December 31, 2005

        March 31, 2006 through and including              5.25:1.00
        December 31, 2006

        March 31, 2007 through and including              5.00:1.00
        December 31, 2007

        March 31, 2008 through and including              4.75:1.00
        December 31, 2008

        March 31, 2009 and thereafter                     4.50:1.00.


     7.12 Capital Expenditures. Make or become legally obligated to make any Capital Expenditure other than:

               (a) Capital Expenditures in respect of the Red Rock Project in an aggregate principal amount not to exceed $600,000,000 (whether made or committed to be made prior to or after the Closing Date);

               (b) Capital Expenditures made following the Closing Date in respect of the Wild Wild West Project in an aggregate principal amount not to exceed $900,000,000;

               (c) Capital Expenditures made following the Closing Date in respect of the Cactus Project in an aggregate principal amount not to exceed $350,000,000;

               (d) Capital Expenditures made following the Closing Date in respect of the Durango Project an aggregate principal amount not to exceed $300,000,000; and

               (e) Other Capital Expenditures made following the Closing Date (which may be allocated to increase the permitted amount of Capital Expenditures associated with the Red Rock Project, the Wild Wild West Project, the Cactus Project, the Durango Project, for other capital projects, or for Maintenance Capital
               Expenditures) in an aggregate principal amount not to exceed $500,000,000.

Notwithstanding the foregoing, (i) Parent, the Borrowers and the Restricted Subsidiaries shall not make or become legally obligated to make Capital
Expenditures in the aggregate principal amount greater than $25,000,000 (excluding land acquisition costs), in respect of the construction of any Substantial Project other than the Red Rock Project, unless and until the Red Rock Completion Date has occurred, and (ii) prior to making, or becoming legally obligated to make, Capital Expenditures greater than $25,000,000 (excluding land acquisition costs), in the aggregate, in respect of any Substantial Project, Borrowers shall provide projections reasonably acceptable to the Administrative Agent demonstrating that (A) the amount of reasonably anticipated cash flows and committed capital resources (including the Commitment) are sufficient to complete all anticipated capital projects within anticipated timeframes, and (B) Parent and Borrowers will remain in compliance with all financial covenants through the Maturity Date.

     7.13 Investments. Make or suffer to exist any Investment, other than:

          (a)  Investments  in existence  on the Closing  Date and  disclosed on
          Schedule 7.13;

          (b) Investments consisting of Cash and Cash Equivalents;

          (c) Investments consisting of advances to officers, directors and employees of Parent and the Restricted Subsidiaries for travel, entertainment, relocation and analogous ordinary business purposes;

          (d) Investments consisting of or evidencing the extension of credit to customers or suppliers of Borrowers in the ordinary course of business and any Investments received in satisfaction or partial satisfaction thereof;

          (e) Investments received in connection with the settlement of a bona fide dispute with another Person;

          (f) Investments representing all or a portion of the sales price of Property sold or services provided to another Person;

          (g)  Investments  in  Parent,  in  any  Borrower  or  in  any  Sibling
          Guarantor;

          (h) Investments required by any Gaming Board;

          (i) Other Investments made when no Default or Event of Default exists or would result therefrom, the making of which does not result in a violation of Section 7.16; and

          (j) Investments which are required by the terms of the related Support Agreements permitted by Section 7.9(f).

     7.14 Amendments to Other Financial Instruments. Amend or modify any term or provision of any indenture, agreement or instrument evidencing or governing any Permitted Subordinated Notes or Permitted Preferred Stock in any respect that will or may adversely affect the interests of the Lenders.

     7.15 Prepayments.

          (a) Prepay any Indebtedness except Indebtedness under this Agreement or as permitted by Section 7.1 or, subject to the last sentence of this Section; or

          (b) Prepay rent under any operating lease prior to the date when the same is due and payable which results in the aggregate balance of all prepaid rents being in excess of $1,000,000, provided that the exercise of a purchase option contained in an operating lease shall not constitute a prepayment of rent; provided, however, that the exercise of any such purchase option shall be subject to the limitations on Capital Expenditures set forth in this Agreement.

     7.16 Basket Expenditures. Make or commit to make any Basket Expenditure if, giving effect thereto, the aggregate Basket Expenditures made or committed to be made following the Closing Date would exceed the Aggregate Basket.

                                   Article 8
                     INFORMATION AND REPORTING REQUIREMENTS
                     --------------------------------------

     8.1 Financial and Business Information. 8.2 So long as any Advance remains unpaid, or any other Obligation remains unpaid, or any portion of the Commitment remains in force, Borrowers shall, unless the Administrative Agent (with the written approval of the Requisite Lenders) otherwise consents, at Borrowers' sole expense, deliver to the Administrative Agent for distribution by it to the Lenders, a sufficient number of copies for all of the Lenders of the following:

          (a) As soon as practicable, and in any event within 60 days after the end of each Fiscal Quarter (other than the fourth Fiscal Quarter in any Fiscal Year), (i) the consolidated balance sheet of Parent and its Subsidiaries as at the end of such Fiscal Quarter and the consolidated statement of operations for such Fiscal Quarter, and its statement of cash flows for the portion of the Fiscal Year ended with such Fiscal Quarter and (ii) the consolidating (in accordance with past consolidating practices of Parent) balance sheets and statements of operations as at and for the portion of the Fiscal Year ended with such Fiscal Quarter, all in reasonable detail. Such financial statements shall be certified by a Senior Officer of Parent as fairly presenting the financial condition, results of operations and cash flows of Parent and its Subsidiaries in accordance with GAAP (other than footnote disclosures), consistently applied, as at such date and for such periods, subject only to normal year-end accruals and audit adjustments;

          (b) As soon as practicable, and in any event within 45 days after the end of each Fiscal Quarter, a Pricing Certificate setting forth a preliminary calculation of the Parent Leverage Ratio as of the last day of such Fiscal Quarter, and providing reasonable detail as to the calculation thereof, which calculations shall be based on the preliminary unaudited financial statements of Parent and its Subsidiaries for such Fiscal Quarter, and as soon as practicable thereafter, in the event of any material variance in the actual calculation of the Parent Leverage Ratio from such preliminary calculation, a revised Pricing Certificate setting forth the actual calculation thereof;

          (c) As soon as practicable, and in any event within 120 days after the end of each Fiscal Year, (i) the consolidated balance sheet of Parent and its Subsidiaries as at the end of such Fiscal Year and the consolidated statements of operations, stockholders' equity and cash flows, in each case of Parent and its Subsidiaries for such Fiscal Year and (ii) consolidating (in accordance with past consolidating practices of Parent) balance sheets and statements of operations, in each case as at the end of and for the Fiscal Year, all in reasonable detail. Such financial statements shall be prepared in accordance with GAAP, consistently applied, and such consolidated balance sheet and consolidated statements shall be accompanied by a report of independent public accountants of recognized standing selected by Parent and reasonably satisfactory to the Requisite Lenders, which report shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any other qualification or exception determined by the Requisite Lenders in their good faith business judgment to be adverse to the interests of the Lenders. Such accountants' report shall be accompanied by a certificate stating that, in making the examination pursuant to generally accepted auditing standards necessary for the certification of such financial statements and such report, such accountants have obtained no knowledge of any Default or, if, in the opinion of such accountants, any such Default shall exist, stating the nature and status of such Default, and stating that such accountants have reviewed Parent's financial calculations as at the end of such Fiscal Year (which shall accompany such certificate) under Sections 5.1, 5.2,

          7.11 and 7.12 , have read such Sections (including the definitions of all defined terms used therein) and that nothing has come to the attention of such accountants in the course of such examination that would cause them to believe that the same were not calculated by Parent in the manner prescribed by this Agreement;

          (d) As soon as practicable, and in any event within 45 days after the commencement of each Fiscal Year, a budget and projection by Fiscal Quarter for that Fiscal Year and by Fiscal Year for the next four succeeding Fiscal Years, including for the first such Fiscal Year, projected consolidated and consolidating balance sheets, statements of operations and statements of cash flow and, for the second and third such Fiscal Years, projected consolidated and consolidating condensed balance sheets and statements of operations and cash flows, of Parent and its Subsidiaries, all in reasonable detail;

          (e) Promptly after request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of Parent by independent accountants in connection with the accounts or books of Parent or any of its Subsidiaries, or any audit of any of them;

          (f) As soon as practicable, and in any event within 45 days (or, in the case of the fourth Fiscal Quarter in each Fiscal Year, 90 days) after the end of each Fiscal Quarter, a written report, in form and detail reasonably acceptable to the Administrative Agent, with respect to the status of any Basket Expenditures made during that Fiscal Quarter or contractually committed to be made in the future;

          (g) Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Parent, and copies of all annual, regular, periodic and special reports and registration statements which Parent may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and not otherwise required to be delivered to the Lenders pursuant to other provisions of this Section;

          (h) Promptly after the same are available, copies of the Nevada "Regulation 6.090 Report" and "6-A Report", and copies of any written communication to Parent or Borrowers from any Gaming Board advising it of a violation of or non-compliance with any Gaming Law by Parent, any Borrower or any Sibling Guarantor;

          (i) Promptly after request by the Administrative Agent or any Lender, copies of any other report or other document that was filed by Borrowers with any Governmental Agency;

          (j) Promptly upon a Senior Officer of Parent or any Borrower becoming aware, and in any event within ten Business Days after becoming aware, of the occurrence of any (i) "reportable event" (as such term is defined in Section 4043 of ERISA) or (ii) "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the
          Code) in connection with any Pension Plan or any trust created thereunder, telephonic notice specifying the nature thereof, and, no more than five Business Days after such telephonic notice, written notice again specifying the nature thereof and specifying what action Borrowers are taking or propose to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto;

          (k) As soon as practicable, and in any event within two Business Days after a Senior Officer of Parent or any Borrower becomes aware of the existence of any condition or event which constitutes a Default or Event of Default, telephonic notice specifying the nature and period of existence thereof, and, no more than two Business Days after such telephonic notice, written notice again specifying the nature and period of existence thereof and specifying what action Borrowers are taking or propose to take with respect thereto;

          (l) Promptly upon a Senior Officer of Parent or any Borrower becoming aware that (i) any Person has commenced a legal proceeding with respect to a claim against any Borrower that is $10,000,000 or more in excess of the amount thereof that is fully covered by insurance, (ii) any creditor under a credit agreement involving Indebtedness of $10,000,000 or more or any lessor under a lease involving aggregate rent of $10,000,000 or more has asserted a default thereunder on the part of any Borrower, (iii) any Person has commenced a legal proceeding with respect to a claim against any Borrower under a contract that is not a credit agreement or material lease in excess of $10,000,000 or which otherwise may reasonably be expected to result in a Material Adverse Effect, (iv) any labor union has notified any Borrower of its intent to strike such Borrower on a date certain and such strike would involve more than 100 employees of such Borrower or
          (v) any Gaming Board has indicated its intent to consider or act upon a License Revocation or a fine or penalty of $1,000,000 or more with respect to any Borrower, a written notice describing the pertinent facts relating thereto and what action such Borrower is taking or proposes to take with respect thereto; and

          (m) Such other data and information as from time to time may be reasonably requested by the Administrative Agent, any Lender (through the Administrative Agent) or the Requisite Lenders.

          Parent and the Borrowers hereby acknowledge that (i) the Administrative Agent and/or the Lead Arranger will make available to the Lenders and the Issuing Lender materials and/or information provided by or on behalf of Parent and the Borrowers hereunder (collectively, "Company Materials") by posting Company Materials on IntraLinks or another similar electronic system (the "Platform") and
          (ii) certain of the Lenders may be "public-side" Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to any Borrower or its securities) (each, a "Public Lender"). Borrowers hereby agree that (w) all Company Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Company Materials "PUBLIC," Borrowers shall be deemed to have authorized the Administrative Agent, the Lead Arranger, the Issuing Lender and the Lenders to treat such Company Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to Borrowers or their securities for purposes of United States Federal and state securities laws; (y) all Company Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Investor;" and (z) the Administrative Agent and the Lead Arranger shall be entitled to treat any Company Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Investor."

     8.2 Compliance Certificates. So long as any Advance remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains in effect, Borrowers shall, at Borrowers' sole expense, deliver to the Administrative Agent for distribution by it to the Lenders concurrently with the financial statements required pursuant to Sections 8.1(a) and 8.1(c), Compliance Certificates signed by a Senior Officer of Parent and the Borrowers.

                                   Article 9
                                   CONDITIONS
                                   ----------

     9.1 Initial Advances, Etc. The obligation of each Lender to make the initial Advance to be made by it is subject to the following conditions precedent, each of which shall be satisfied prior to the making of the initial Advances (unless all of the Lenders, in their sole and absolute discretion, shall agree otherwise):

          (a) The Administrative Agent shall have received all of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Official of each Party thereto, each dated as of the Closing Date and each in form and substance satisfactory to the Administrative Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Administrative Agent otherwise agrees or directs):

               (1) at least one executed counterpart of this Agreement, together with arrangements satisfactory to the Administrative Agent for additional executed counterparts, sufficient in number for distribution to the Lenders and Borrowers;

               (2) a Note executed by Borrowers in favor of each Lender, in a principal amount equal to that Lender's Pro Rata Share;

               (3) the Second Amended and Restated Security Agreement;

               (4) the Amended and Restated Pledge Agreement executed by Parent, each Borrower and the Sibling Guarantors;

               (5) Deeds of Trust with respect to each of the Core Properties existing as of the Closing Date (including the Property underlying the proposed Red Rock Project), the properties commonly known as the Durango Property, Wildfire Casino and the Palms Business Center and the property at Flamingo Drive and the 215 beltway commonly known as the Flamingo site;

               (6) assurances from the Title Company that it is prepared to issue such endorsements with respect to the title insurance policies issued in connection with the Existing Loan Agreement as the Administrative Agent may reasonably require, and with such assurances as the Administrative Agent may reasonably require from title re-insurers acceptable to the Administrative Agent;

               (7) with respect to Parent, each Borrower and each Sibling Guarantor, such documentation as the Administrative Agent may require to establish the due organization, valid existence and good standing of each such Party, its qualification to engage in business in each material jurisdiction in which it is engaged in business or required to be so qualified, its authority to execute, deliver and perform any Loan Documents to which it is a Party, the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, including certified copies of articles of incorporation or articles of organization and amendments thereto, bylaws or operating agreements and amendments thereto, certificates of good standing and/or qualification to engage in business, tax clearance certificates, certificates of resolutions, incumbency certificates, Certificates of Responsible Officials, and the like;

               (8) the Opinions of Counsel, together with copies of all factual certificates and legal opinions delivered to such counsel in connection with such opinion upon which such counsel has relied;

               (9) the Second Amended and Restated Parent Guaranty and the Second Amended and Restated Sibling Guaranty;

               (10) a certificate of insurance issued by Borrowers' insurance carrier or agent with respect to the insurance required to be maintained pursuant to the Deeds of Trust, together with lenders' loss payable endorsements thereof on Form 438BFU or other form acceptable to the Administrative Agent;

               (11) written confirmations from the landlords of all leaseholds covered by the Deeds of Trust confirming that the respective Landlord Consent previously delivered in connection with the Existing Loan Agreement remains effective;

               (12)  such   assurances   as  the   Administrative   Agent  deems
               appropriate that the relevant Gaming Boards have approved the transactions contemplated by the Loan Documents to the extent that such approval is required by applicable Gaming Laws;

               (13) a Certificate of a Senior Officer of Parent certifying that incurrence by Borrowers of the Obligations will not violate the Indentures governing the Existing Subordinated Notes;

               (14) a Certificate of a Senior Officer of each of Parent and each of the Borrowers certifying that the conditions specified in Sections 9.1(e), 9.1(f) and 9.1(g) have been satisfied; and

               (15) such other assurances, certificates, documents, consents or opinions as the Administrative Agent or the Requisite Lenders reasonably may require.

          (b) The Borrowers shall pay to the lenders under the Existing Loan Agreement all interest, fees and other amounts due thereunder (other than principal) through the Closing Date, and shall refinance the Loans outstanding thereunder by the making of the initial Loans hereunder;

          (c) The fees payable pursuant to Article 3 on the Closing Date shall have been paid.

          (d) The reasonable costs and expenses of the Administrative Agent in connection with the preparation of the Loan Documents payable pursuant to Section 12.3, and invoiced to Borrowers prior to the Closing Date, shall have been paid.

          (e) To the extent required in order to grant to the Administrative Agent the rights of the a holder of "Designated Senior Indebtedness" under such Indentures, Parent shall have delivered to the trustees under the Indentures governing all Existing Subordinated Notes a written statement designating the Obligations as Designated Senior Indebtedness thereunder.

          (f) The  representations  and  warranties  of  Borrowers  contained in
          Article 4 shall be true and correct.

          (g) Borrowers and any other Parties shall be in compliance with all the terms and provisions of the Loan Documents, and giving effect to the initial Advance no Default or Event of Default shall have occurred and be continuing.

          (h) All legal matters relating to the Loan Documents shall be satisfactory to Sheppard, Mullin, Richter & Hampton LLP, special counsel to the Administrative Agent.

     9.2 Any Advance; Letter of Credit or Swing Line Loan. The obligation of each Lender to make any Advance, the obligation of the Issuing Lender to issue any Letter of Credit and the obligation of the Swing Line Lender to make any Swing Line Loan are each subject to the following conditions precedent (unless the Requisite Lenders, in their sole and absolute discretion, shall agree otherwise):

          (a) except (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by this Agreement or (ii) as disclosed by any Borrower and approved in writing by the Requisite Lenders, the representations and warranties contained in Article 4 (other than Sections 4.4, 4.6 (first sentence), 4.10, and 4.17) shall be true and correct on and as of the date of the Advance as though made on that date;

          (b) other than matters described in Schedule 4.10 or not required as of the Closing Date to be therein described, or disclosed by any Borrower and approved in writing by the Requisite Lenders, there shall not be any action, suit, proceeding or investigation pending as to which Parent or any of its Subsidiaries has been served or received notice of or, to the best knowledge of Borrowers, threatened against or affecting Parent or any of its Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect;

          (c) the Administrative Agent shall have timely received a Request for Loan in compliance with Article 2 (or telephonic or other request for Loan referred to in the second sentence of Section 2.1(b), if applicable), in compliance with Article 2 or (as applicable) the Issuing Lender shall have timely received a Request for Letter of Credit in compliance with Article 2; and

          (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or Requisite Lenders reasonably may require.

                                   Article 10
              EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT
              ----------------------------------------------------

     10.1 Events of Default. The existence or occurrence of any one or more of the following events, whatever the reason therefor and under any circumstances whatsoever, shall constitute an Event of Default:

          (a) Borrowers fail to pay any principal on any of the Notes, or any portion thereof, on the date when due; or

          (b) Borrowers fail to pay any interest on any of the Notes, or any fees under Sections 3.3, 3.4 or 3.5, or any portion thereof, within two Business Days after the date when due; or fail to pay any other fee or amount payable to the Lenders under any Loan Document, or any portion thereof, within five Business Days after demand therefor; or

          (c) Borrowers  fail to comply with any of the  covenants  contained in
          Article 5 or Parent fails to comply with any of the covenants contained in Article 7; or

          (d) Borrowers fail to comply with Section 8.1(l) in any respect that is materially adverse to the interests of the Lenders; or

          (e) Borrowers or any other Party fails to perform or observe any other covenant or agreement (not specified in clause (a), (b), (c) or (d) above) contained in any Loan Document on its part to be performed or observed within twenty Business Days after the giving of notice by the Administrative Agent on behalf of the Requisite Lenders of such Default; or

          (f) Any representation or warranty of Parent, the Borrowers or any of the Sibling Guarantors made in any Loan Document, or in any certificate or other writing delivered by Parent, Borrowers or such Sibling Guarantor pursuant to any Loan Document, proves to have been incorrect when made or reaffirmed in any respect that is materially adverse to the interests of the Lenders; or

          (g) Parent, any Borrowers or any of the Sibling Guarantors (i) fails to pay the principal, or any principal installment, of any present or future Indebtedness of $50,000,000 or more, or any guaranty of present or future Indebtedness of $50,000,000 or more, on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise or (ii) fails to perform or observe any other term, covenant or agreement on its part to be performed or observed, or suffers any event of default to occur, in connection with any present or future Indebtedness of $50,000,000 or more, or of any guaranty of present or future Indebtedness of $50,000,000 or more, if as a result of such failure or sufferance any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare such Indebtedness due before the date on which it otherwise would become due or the right to require Parent, Borrowers or any of the Sibling Guarantors to redeem or purchase, or offer to redeem or purchase, all or any portion of such Indebtedness (provided, that for the purpose of this clause (g), the principal amount of Indebtedness consisting of a Swap Agreement shall be the amount which is then payable by the counterparty to close out the Swap Agreement); or

          (h) Any event occurs which gives the holder or holders of any Permitted Subordinated Notes (or an agent or trustee on its or their behalf) the right to declare such Permitted Subordinated Notes due before the date on which it otherwise would become due, or the right to require the issuer thereof to redeem or purchase, or offer to redeem or purchase, all or any portion of any Permitted Subordinated Notes (except in connection with a transaction permitted by Section 7.1); or the trustee for, or any holder of, any Permitted Subordinated Notes breaches any subordination provision applicable to such Permitted Subordinated Notes; or

          (i) Any Loan Document (other than a Secured Swap Agreement), at any time after its execution and delivery and for any reason, other than the agreement or action (or omission to act) of the Administrative Agent or the Lenders or satisfaction in full of all the payment Obligations, ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect which is materially adverse to the interests of the Lenders; or any Collateral Document ceases (other than by action or inaction of the Administrative Agent or any Lender) to create a valid and effective Lien in any material Collateral covered thereby; or any Party thereto denies in writing that it has any or further liability or obligation under any (other than a Secured Swap Agreement) Loan Document, or purports to revoke, terminate or rescind same; or

          (j) A final judgment against any of Parent, Borrowers or any of the Sibling Guarantors is entered for the payment of money in excess of $10,000,000 (to the extent not covered by insurance or for which an insurer has reserved its rights) and, absent procurement of a stay of execution, such judgment remains unsatisfied for thirty calendar days after the date of entry of judgment, or in any event later than five days prior to the date of any proposed sale thereunder; or any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the Property of any such Person and is not released, vacated or fully bonded within thirty calendar days after its issue or levy; or

          (k) Any of Parent, Borrowers or any of the Sibling Guarantors institutes or consents to the institution of any proceeding under a Debtor Relief Law relating to it or to all or any material part of its Property, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its Property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty calendar days; or any proceeding under a Debtor Relief Law relating to any such Person or to all or any part of its Property is instituted without the consent of that Person and continues undismissed or unstayed for sixty calendar days; or

          (l) The occurrence of an Event of Default (as such term is or may hereafter be specifically defined in any other Loan Document) applicable to any Borrower or other Party (excluding an Event of Default applicable to a counterparty other than any Borrower under a Secured Swap Agreement) under any other Loan Document; or

          (m) A final  judgment is entered by a court of competent  jurisdiction
          that  any  Permitted   Subordinated  Notes  are  not  subordinated  in
          accordance with its terms to the Obligations; or

          (n) Any Pension Plan maintained by Parent or any of its Subsidiaries is determined to have a material "accumulated funding deficiency" as that term is defined in Section 302 of ERISA in excess of an amount equal to 5% of the consolidated total assets of Parent and its Subsidiaries as of the most-recently ended Fiscal Quarter; or

          (o) The occurrence of a License Revocation that continues for three consecutive calendar days in respect of any Core Property.

     10.2 Remedies Upon Event of Default. Without limiting any other rights or remedies of the Administrative Agent or the Lenders provided for elsewhere in this Agreement, or the other Loan Documents, or by applicable Law, or in equity, or otherwise:

          (a) Upon the occurrence, and during the continuance, of any Event of Default other than an Event of Default described in Section 10.1(k) with respect to any Borrower:

               (1) the Commitment to make Advances and all other obligations of the Administrative Agent or the Lenders and all rights of Borrowers and any other Parties under the Loan Documents shall be suspended without notice to or demand upon Borrowers, which are expressly waived by Borrowers, except that all of the Lenders or the Requisite Lenders (as the case may be, in accordance with Section 12.2) may waive an Event of Default or, without waiving, determine, upon terms and conditions satisfactory to the Lenders or Requisite Lenders, as the case may be, to reinstate the Commitment and such other obligations and rights and make further Advances, which waiver or determination shall apply equally to, and shall be binding upon, all the Lenders;

               (2) the Issuing Lender may, with the approval of the Administrative Agent on behalf of the Requisite Lenders, demand immediate payment by Borrowers of an amount equal to the aggregate amount of all outstanding Letters of Credit to be held by the Issuing Lender in an interest-bearing cash collateral account as collateral under the Second Amended and Restated Security Agreement; and

               (3) the Requisite Lenders may request the Administrative Agent to, and the Administrative Agent thereupon shall, terminate the Commitment and/or declare all or any part of the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrowers.

          (b) Upon the occurrence of any Event of Default described in Section 10.1(k) with respect to any Borrower:

               (1) the Commitment to make Advances and all other obligations of the Administrative Agent or the Lenders and all rights of Borrowers and any other Parties under the Loan Documents shall terminate without notice to or demand upon Borrowers, which are expressly waived by Borrowers, except that all of the Lenders may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to all the Lenders, to reinstate the Commitment and such other obligations and rights and make further Advances, which determination shall apply equally to, and shall be binding upon, all the Lenders;

               (2) an amount equal to the aggregate amount of all outstanding Letters of Credit shall be immediately due and payable to the Issuing Lender without notice to or demand upon Borrowers, which are expressly waived by Borrowers, to be held by the Issuing Lender in an interest-bearing cash collateral account as collateral under the Second Amended and Restated Security Agreement; and

               (3) the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents shall be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrowers.

          (c) Upon the occurrence of any Event of Default, the Lenders and the Administrative Agent, or any of them, without notice to (except as expressly provided for in any Loan Document) or demand upon Borrowers, which are expressly waived by Borrowers (except as to notices expressly provided for in any Loan Document), may proceed (but only with the consent of the Requisite Lenders) to protect, exercise and enforce their rights and remedies under the Loan Documents against Borrowers and any other Party and such other rights and remedies as are provided by Law or equity.

          (d) The order and manner in which the Lenders' rights and remedies are to be exercised shall be determined by the Requisite Lenders in their sole discretion, and all payments received by the Administrative Agent and the Lenders, or any of them, shall be applied first to the costs and expenses (including reasonable attorneys' fees and disbursements and the reasonably allocated costs of attorneys employed by the Administrative Agent or by any Lender) of the Administrative Agent and of the Lenders, and thereafter paid pro rata to the Lenders in the same proportions that the aggregate payment Obligations owed to each Lender under the Loan Documents bear to the aggregate payment Obligations owed under the Loan Documents to all the Lenders, without priority or preference among the Lenders. Regardless of how each Lender may treat payments for the purpose of its own accounting, for the purpose of computing Borrowers' payment Obligations hereunder and under the Notes, payments of the proceeds from the exercise of the Lenders' rights and remedies shall be applied first, to the costs and expenses of the Administrative Agent and the Lenders, as set forth above, second, to the payment of accrued and unpaid interest due under any Loan Documents to and including the date of such application (ratably, and without duplication, according to the accrued and unpaid interest due the Lenders under each of the Loan Documents), and third, to the payment of all other amounts (including principal and fees) then owing to the Administrative Agent or the Lenders under the Loan Documents.

                                   Article 11
                            THE ADMINISTRATIVE AGENT
                            ------------------------

     11.1 Appointment and Authorization.

          (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

          (b) The Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Issuing Lender shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article 11 with respect to any acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in this Article 11 and in the definition of "Agent-Related Person" included the Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the Issuing Lender.

          11.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts reasonably selected by the Administrative Agent concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

          11.3 Liability of Administrative  Agent. No Agent-Related Person shall
          (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Party or any Affiliate thereof.

     11.4 Reliance by Administrative Agent.

          (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Requisite Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Requisite
          Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

          (b) For purposes of determining compliance with the conditions specified in Article 9, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

     11.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the Requisite Lenders in accordance with Article 10; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

     11.6 Credit Decision; Disclosure of Information by Administrative Agent. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

     11.7 Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Party and without limiting the obligation of any Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Requisite Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower or other relevant party. The undertaking in this Section shall survive termination of the Commitment, the payment of all other Obligations and the resignation of the Administrative Agent.

     11.8 Administrative Agent in its Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Parties and their respective Affiliates as though Bank of America were not the Administrative Agent or the Issuing Lender hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or the Issuing Lender, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

     11.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders; provided that any such resignation by Bank of America shall also constitute its resignation as Issuing Lender and Swing Line Lender. If the Administrative Agent resigns under this

Agreement, the Requisite Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the Closing Date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent, Issuing
Lender and Swing Line Lender and the respective terms "Administrative Agent," "Issuing Lender" and "Swing Line Lender" shall mean such successor administrative agent, Issuing Lender and swing line lender, and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated and the retiring Issuing Lender's and Swing Line Lender's rights, powers and duties as such shall be terminated, without any other or further act or deed on the part of such retiring Issuing Lender or Swing Line Lender or any other Lender, other than the obligation of the successor Issuing Lender to issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or to make other arrangements satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article 11 and Sections 12.3, 12.11 and 12.22 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor agent as provided for above.

     11.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Party, the Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

          (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.4(d), (e) and
          (f),  3.2,  3.3, 3.4, 3.5, 3.6, 3.7 and 12.3) allowed in such judicial proceeding; and

          (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

          and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 3.2, 3.3, 3.4, 3.5, 3.6,
          3.7 and 12.3.

     Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

     11.11 Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,

          (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Commitment and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any Disposition permitted hereunder or under any other Loan Document, (iii) if approved, authorized or ratified in writing by the Requisite Lenders (or, to the extent required by Section 12.2, all of the Lenders), or (iv) which is subject to a Lien in favor of the holder of Purchase Money Obligations incurred following the Closing Date in conformity with the provisions of this Agreement; and

          (b) to release any Sibling Guarantor from its obligations under the Sibling Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder and to correspondingly release any equity securities of that Sibling Guaranty which are pledged to the Administrative Agent.

     Upon request by the Administrative Agent at any time, the Requisite Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Sibling Guarantor from its obligations under the Sibling Guaranty pursuant to this Section.

     11.12 Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a "Syndication Agent" or "Lead Arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   Article 12
                                  MISCELLANEOUS
                                  -------------

     12.1 Cumulative Remedies; No Waiver. The rights, powers, privileges and remedies of the Administrative Agent and the Lenders provided herein or in any Note or other Loan Document are cumulative and not exclusive of any right, power, privilege or remedy provided by Law or equity. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power, privilege or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of the same or any other right, power, privilege or remedy. The terms and conditions of Article 9 hereof are inserted for the sole benefit of the Administrative Agent and the Lenders; the same may be waived in whole or in part, with or without terms or conditions, in respect of any Loan without prejudicing the Administrative Agent's or the Lenders' rights to assert them in whole or in part in respect of any other Loan.

     12.2 Amendments; Consents. No amendment, modification, supplement, extension, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, and no consent to any departure by the Borrowers or any other Party therefrom, may in any event be effective unless in writing signed by the Requisite Lenders (and, in the case of any amendment, modification or supplement of or to any Loan Document to which any of the Parent, Borrowers or any of the Sibling Guarantors is a Party, signed by each such Party, and, in the case of any amendment, modification or supplement to Article 11, signed by the Administrative Agent), and then only in the specific instance and for the specific purpose given; and, without the approval in writing of all the Lenders, no amendment, modification, supplement, termination, waiver or consent may be effective:

          (a) (i) To amend or modify the principal of, or the amount of principal, principal prepayments on any Note, (ii) to decrease the rate of interest payable on any Note, (iii) to increase the amount of the Commitment or the Pro Rata Share of any Lender, (iv) to decrease the amount of any commitment fee payable to any Lender, or any other fee or amount payable to any Lender under the Loan Documents or (v) to waive an Event of Default consisting of the failure of Borrowers to pay when due principal, interest or any commitment fee or other amount payable to any Lender;

          (b) To postpone any date fixed for any payment of principal of, prepayment of principal of or any installment of interest on, any Note or any installment of any commitment fee, or any other amount payable to any Lender, or to extend the term of the Commitment.

          (c) To release the Second Amended and Restated Parent Guaranty or the Second Amended and Restated Sibling Guaranty or to materially reduce the liabilities of the Parent or the Sibling Guarantors thereunder, or to release any material portion of the Collateral except as expressly provided for in any Loan Document, provided that the Administrative Agent is authorized to release the Lien created by the Collateral Documents on (i) assets securing Indebtedness permitted by Section 7.9(d), (ii) assets which are the subject of a sale, transfer or other disposition of which is not prohibited by this Agreement, and (iii) assets that are transferred to an Affiliate which is not a Subsidiary in an Investment permitted by Section 7.16. The Administrative Agent shall promptly release its Liens upon any assets which are the subject of the foregoing proviso upon request of Borrowers subject to such reasonable and customary requirements as the Administrative Agent may specify;

          (d) To amend the provisions of the definition of "Requisite Lenders," or "Maturity Date"; or

          (e) To amend or waive Articles 9 or 10, this Section,  or Section 7.4;
          or

          (f) To amend any provision of this Agreement that expressly requires the consent or approval of all the Lenders.

     Any amendment, modification, supplement, termination, waiver or consent pursuant to this Section shall apply equally to, and shall be binding upon, all the Lenders and the Administrative Agent.

     12.3 Costs, Expenses and Taxes. Borrowers shall pay within five Business Days after demand, accompanied by an invoice therefor, the reasonable costs and expenses of the Administrative Agent in connection with the negotiation, preparation, syndication, execution and delivery of the Loan Documents and any amendment thereto or waiver thereof. Borrowers shall also pay on demand, accompanied by an invoice therefor, the reasonable costs and expenses of the Administrative Agent and the Lenders in connection with the refinancing, restructuring, reorganization (including a bankruptcy reorganization) and enforcement or attempted enforcement of the Loan Documents, and any matter related thereto. The foregoing costs and expenses shall include filing fees, recording fees, title insurance fees, appraisal fees, search fees, and other out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal counsel (including reasonably allocated costs of legal counsel employed by the Administrative Agent or any Lender), independent public accountants and other outside experts retained by the Administrative Agent or any Lender, whether or not such costs and expenses are incurred or suffered by the Administrative Agent or any Lender in connection with or during the course of any bankruptcy or insolvency proceedings of any of Borrowers or any Subsidiary thereof. Such costs and expenses shall also include, in the case of any
amendment  or  waiver  of  any  Loan  Document   requested  by  Borrowers,   the
administrative costs of the Administrative Agent reasonably attributable thereto. Borrowers shall pay any and all documentary and other taxes, excluding
(i) taxes imposed on or measured in whole or in part by its overall net income imposed on it by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business" or (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrowers with the appropriate form or forms required by Section 12.21, to the extent such forms are then required by applicable Laws, and all costs, expenses, fees and charges payable or determined to be payable in connection with the filing or recording of this Agreement, any other Loan Document or any other instrument or writing to be delivered hereunder or thereunder, or in connection with any transaction pursuant hereto or thereto, and shall reimburse, hold harmless and indemnify on the terms set forth in
Section 12.11 the Administrative Agent and the Lenders from and against any and all loss, liability or legal or other expense with respect to or resulting from any delay in paying or failure to pay any such tax, cost, expense, fee or charge or that any of them may suffer or incur by reason of the failure of any Party to perform any of its Obligations. Any amount payable to the Administrative Agent or any Lender under this Section shall bear interest from the second Business Day following the date of demand for payment at the Default Rate.

     12.4 Nature of Lenders' Obligations. The obligations of the Lenders hereunder are several and not joint or joint and several. Nothing contained in this Agreement or any other Loan Document and no action taken by the Administrative Agent or the Lenders or any of them pursuant hereto or thereto may, or may be deemed to, make the Lenders a partnership, an association, a joint venture or other entity, either among themselves or with the Borrowers or any Affiliate of any of Borrowers. Each Lender's obligation to make any Advance pursuant hereto is several and not joint or joint and several, and in the case of the initial Advance only is conditioned upon the performance by all other Lenders of their obligations to make initial Advances. A default by any Lender will not increase the Pro Rata Share attributable to any other Lender. Any Lender not in default may, if it desires, assume in such proportion as the nondefaulting Lenders agree the obligations of any Lender in default, but is not obligated to do so. The Administrative Agent agrees that it will use its best efforts either to induce the other Lenders to assume the obligations of a Lender in default or to obtain another Lender, reasonably satisfactory to Borrowers, to replace such a Lender in default.

     12.5 Survival of Representations and Warranties. All representations and warranties contained herein or in any other Loan Document, or in any certificate or other writing delivered by or on behalf of any one or more of the Parties to any Loan Document, will survive the making of the Loans hereunder and the execution and delivery of the Notes, and have been or will be relied upon by the Administrative Agent and each Lender, notwithstanding any investigation made by the Administrative Agent or any Lender or on their behalf.

     12.6 Notices. Except as otherwise expressly provided in the Loan Documents, all notices, requests, demands, directions and other communications provided for hereunder or under any other Loan Document must be in writing and must be mailed, telegraphed, telecopied, dispatched by commercial courier or delivered to the appropriate party at the address set forth on the signature pages of this Agreement or other applicable Loan Document or, as to any party to any Loan Document, at any other address as may be designated by it in a written notice sent to all other parties to such Loan Document in accordance with this Section. Except as otherwise expressly provided in any Loan Document, if any notice, request, demand, direction or other communication required or permitted by any Loan Document is given by mail it will be effective on the earlier of receipt or the fourth Business Day after deposit in the United States mail with first class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telecopier, when sent; if dispatched by commercial courier, on the scheduled delivery date; or if given by personal delivery, when delivered.

     12.7 Execution of Loan Documents. Unless the Administrative Agent otherwise specifies with respect to any Loan Document, (a) this Agreement and any other Loan Document may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, when taken together will be deemed to be but one and the same instrument and (b) execution of any such counterpart may be evidenced by a telecopier transmission of the signature of such party. The execution of this Agreement or any other Loan Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

     12.8 Binding Effect; Assignment.

          (a) This Agreement and the other Loan Documents to which Borrowers are a Party will be binding upon and inure to the benefit of Borrowers, the Administrative Agent, each of the Lenders, and their respective successors and assigns, except that Borrowers may not assign their rights hereunder or thereunder or any interest herein or therein without the prior written consent of all the Lenders. Any attempted assignment by any Borrower in contravention of this Section 12.8(a) shall be void ab initio. Each Lender represents that it is not acquiring its Note with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (subject to any requirement that disposition of such Note must be within the control of such Lender). Any Lender may at any time pledge its Note or any other instrument evidencing its rights as a Lender under this Agreement to a Federal Reserve Bank, but no such pledge shall release that Lender from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Lender hereunder absent foreclosure of such pledge.

          (b) From time to time following the Closing Date, each Lender may assign to one or more Eligible Assignees all or any portion of its Pro Rata Share; provided that (i) such Eligible Assignee, if not then a Lender or an Affiliate of the assigning Lender (including any Approved Fund of that Lender), shall be approved by each of the Administrative Agent and (if no Event of Default then exists) Borrowers (neither of which approvals shall be unreasonably withheld or delayed), (ii) such assignment shall be evidenced by an Assignment and Assumption, a copy of which shall be furnished to the Administrative Agent as hereinbelow provided, together with an assignment processing fee of $3500, (iii) except in the case of an assignment to an Affiliate of the assigning Lender, to another Lender or of the entire remaining Commitment of the assigning Lender, the assignment shall not assign a Pro Rata Share of the Commitment that is equivalent to less than $5,000,000 (or, in the case of assignments of any term loans, $1,000,000 or such lesser amount as may be approved by the Administrative Agent and the Borrower), and (iv) the Closing Date of any such assignment shall be as specified in the Assignment and Assumption, but not earlier than the date which is five Business Days after the date the Administrative Agent has received the Assignment and Assumption. Upon the Closing Date of such Assignment and Assumption, the Eligible Assignee named therein shall be a Lender for all purposes of this Agreement, with the Pro Rata Share therein set forth and, to the extent of such Pro Rata Share, the assigning Lender shall be released from its further obligations under this Agreement. Borrowers agree that they shall execute and deliver (against delivery by the assigning Lender to Borrowers of its Note) to such assignee Lender, a Note evidencing that assignee Lender's Pro Rata Share, and to the assigning Lender, a Note evidencing the remaining balance Pro Rata Share retained by the assigning Lender.

          (c) By executing and delivering an Assignment and Assumption, the Eligible Assignee thereunder acknowledges and agrees that: (i) other than the representation and warranty that it is the legal and beneficial owner of the Pro Rata Share being assigned thereby free and clear of any adverse claim, the assigning Lender has made no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement or any other Loan Document; (ii) the assigning Lender has made no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance by Borrowers of the Obligations; (iii) it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption;
          (iv) it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) it appoints and authorizes the Administrative Agent to take such action and to exercise such powers under this Agreement as are delegated to the Administrative Agent by this Agreement; and (vi) it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

          (d) The Administrative Agent shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register (the "Register") of the names and address of each of the Lenders and the Pro Rata Share held by each Lender, giving effect to each Assignment and Assumption. The Register shall be available during normal business hours for inspection by Borrowers or any Lender upon reasonable prior notice to the Administrative Agent. Borrowers, the Administrative Agent and the Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the Pro Rata Share listed therein for all purposes hereof, and no assignment or transfer of any such Pro Rata Share shall be effective, in each case unless and until an Assignment and Assumption effecting the assignment or transfer thereof shall have been accepted by the Administrative Agent and recorded in the Register as provided above. Prior to such recordation, all amounts owed with respect to the applicable Pro Rata Share shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Pro Rata Share.

          (e) Each Lender may from time to time grant participations to one or more Lenders or other financial institutions (including another Lender) in a portion of its Pro Rata Share; provided, however, that
          (i) such Lender notifies the Administrative Agent and Borrowers in writing at least five Business Days in advance of granting such a participation, which notice shall identify the proposed participant,
          (ii) the proposed participant (if not then a Lender or an Affiliate of the granting Lender) shall be approved by each of the Administrative Agent and (if no Event of Default then exists) Borrowers (neither of which approvals shall be unreasonably withheld or delayed), (iii) such Lender's obligations under this Agreement shall remain unchanged, (iv) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (v) the participating Lenders or other financial institutions shall not be a Lender hereunder for any purpose except, if the participation agreement so provides, for the purposes of Sections 3.6, 3.7, 12.11 and 12.22 but only to the extent that the cost of such benefits to Borrowers does not exceed the cost which Borrowers would have incurred in respect of such Lender absent the participation, (vi) Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (vii) the participation interest shall be expressed as a percentage of the granting Lender's Pro Rata Share as it then exists and shall not restrict an increase in the Commitment, or in the granting Lender's Pro Rata Share, so long as the amount of the participation interest is not affected thereby and
          (viii) the consent of the holder of such participation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than those which require the consent of all of the Lenders pursuant to Section 12.2. Notwithstanding clause (ii) above, any Lender may grant participations to any Person without the consent of the Borrowers or the Administrative Lender, provided that (y) notwithstanding clause (viii) above, the consent of any such Person holding a participation interest shall not be required for amendments or waivers of provisions of the Loan Documents, and (z) each Lender which grants any such participation shall vote its entire Pro Rata Share either affirmatively or negatively in any matters which arise while any such participation is outstanding.

          (f) Notwithstanding anything in this Section to the contrary, the rights of the Lenders to make assignments of, and grant participations in, their Pro Rata Shares shall be subject to the approval of any Gaming Board, to the extent required by applicable Gaming Laws, and to compliance with applicable securities laws.

     12.9 Right of Setoff. If an Event of Default has occurred and is continuing, the Administrative Agent or any Lender (but in each case only with the consent of the Requisite Lenders) may (a) exercise its rights under Article 9 of the Uniform Commercial Code and other applicable Laws and (b) to the extent permitted by applicable Laws, apply any funds in any deposit account maintained with it by Borrowers and/or any Property of Borrowers in its possession against the Obligations.

     12.10 Sharing of Setoffs. Each Lender severally agrees that if it, through the exercise of any right of setoff, Lender's lien or counterclaim against Borrowers, or otherwise, receives payment of the Obligations held by it that is ratably more than any other Lender, through any means, receives in payment of the Obligations held by that Lender, then, subject to applicable Laws: (a) the Lender exercising the right of setoff, banker's lien or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from each of the other Lenders a participation in the Obligations held by the other Lenders and shall pay to the other Lenders a purchase price in an amount so that the share of the Obligations held by each Lender after the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment; and (b) such other adjustments and purchases of participations shall be made from time to time as shall be equitable to ensure that all of the Lenders share any payment obtained in respect of the Obligations ratably in accordance with each Lender's share of the Obligations immediately prior to, and without taking into account, the payment; provided that, if all or any portion of a disproportionate payment obtained as a result of the exercise of the right of setoff, banker's lien, counterclaim or otherwise is thereafter recovered from the purchasing Lender by Borrowers or any Person claiming through or succeeding to the rights of Borrowers, the purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest. Each Lender that purchases a participation in the Obligations pursuant to this Section shall from and after the purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Borrowers expressly consent to the foregoing arrangements and agree that any Lender holding a participation in an Obligation so purchased may exercise any and all rights of setoff, banker's lien or counterclaim with respect to the participation as fully as if the Lender were the original owner of the Obligation purchased.

     12.11 Indemnity by Borrowers. Borrowers agree to indemnify, save and hold harmless the Administrative Agent, the Lead Arranger, the Syndication Agents and each Lender and their respective directors, officers, agents, attorneys and employees (collectively the "Indemnitees") from and against: (a) any and all claims, demands, actions or causes of action (except a claim, demand, action, or cause of action for any amount excluded from the definition of "Taxes" in
Section 3.11(d)) if the claim, demand, action or cause of action arises out of or relates to any act or omission (or alleged act or omission) of Borrowers, their Affiliates or any of their officers, directors or stockholders relating to the Commitment, the use or contemplated use of proceeds of any Loan, or the relationship of Borrowers and the Lenders under this Agreement; (b) any administrative or investigative proceeding by any Governmental Agency arising out of or related to a claim, demand, action or cause of action described in clause (a) above; and (c) any and all liabilities, losses, costs or expenses (including reasonable attorneys' fees and the reasonably allocated costs of attorneys employed by any Indemnitee and disbursements of such attorneys and other professional services) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action (collectively, the "Indemnified Liabilities"); provided that no Indemnitee shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. If any claim, demand, action or cause of action is asserted against any Indemnitee, such Indemnitee shall promptly notify Borrowers, but the failure to so promptly notify Borrowers shall not affect Borrowers' obligations under this Section unless such failure materially prejudices Borrowers' right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. Such Indemnitee may (and shall, if requested by Borrowers in writing) contest the validity, applicability and amount of such claim, demand, action or cause of action and shall permit Borrowers to participate in such contest. Any Indemnitee that proposes to settle or compromise any claim or proceeding for which Borrowers may be liable for payment of indemnity hereunder shall give Borrowers written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain Borrowers' prior consent (which shall not be unreasonably withheld or delayed). In connection with any claim, demand, action or cause of action covered by this Section against more than one Indemnitee, all such Indemnitees shall be represented by the same legal counsel (which may be a law firm engaged by the Indemnitees or attorneys employed by an Indemnitee or a combination of the foregoing) selected by the Indemnitees and reasonably acceptable to Borrowers; provided, that if such legal counsel determines in good faith that representing all such Indemnitees would or could result in a conflict of interest under Laws or ethical principles applicable to such legal counsel or that a defense or counterclaim is available to an Indemnitee that is not available to all such Indemnitees, then to the extent reasonably necessary to avoid such a conflict of interest or to permit unqualified assertion of such a defense or counterclaim, each affected Indemnitee shall be entitled to separate representation by legal counsel selected by that Indemnitee and reasonably acceptable to Borrowers, with all such legal counsel using reasonable efforts to avoid unnecessary duplication of effort by counsel for all Indemnitees; and further provided that the Administrative Agent (as an Indemnitee) shall at all times be entitled to representation by separate legal counsel (which may be a law firm or attorneys employed by the Administrative Agent or a combination of the foregoing). Any obligation or liability of Borrowers to any Indemnitee under this Section shall survive the expiration or termination of this Agreement and the repayment of all Loans and the payment and performance of all other Obligations owed to the Lenders.

     12.12 Nonliability of the Lenders. Borrowers acknowledge and agree that:

          (a) Any inspections of any Property of Borrowers made by or through the Administrative Agent or the Lenders are for purposes of administration of the Loan only and Borrowers are not entitled to rely upon the same (whether or not such inspections are at the expense of Borrowers);

          (b) By accepting or approving anything required to be observed, performed, fulfilled or given to the Administrative Agent or the Lenders pursuant to the Loan Documents, neither the Administrative Agent nor the Lenders shall be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by the Administrative Agent or the Lenders;

          (c) The relationship between Borrowers and the Administrative Agent and the Lenders is, and shall at all times remain, solely that of borrowers and lenders; neither the Administrative Agent nor the
          Lenders shall under any circumstance be construed to be partners or joint venturers of Borrowers or their Affiliates; neither the Administrative Agent nor the Lenders shall under any circumstance be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrowers or their Affiliates, or to owe any fiduciary duty to Borrowers or their Affiliates; neither the
          Administrative Agent nor the Lenders undertake or assume any responsibility or duty to Borrowers or their Affiliates to select, review, inspect, supervise, pass judgment upon or inform Borrowers or their Affiliates of any matter in connection with their Property or the operations of Borrowers or their Affiliates; Borrowers and their

          Affiliates shall rely entirely upon their own judgment with respect to such matters; and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by the Administrative Agent or the Lenders in connection with such matters is solely for the protection of the Administrative Agent and the Lenders and neither Borrowers nor any other Person is entitled to rely thereon; and

          (d) The Administrative Agent and the Lenders shall not be responsible or liable to any Person for any loss, damage, liability or claim of any kind relating to injury or death to Persons or damage to Property caused by the actions, inaction or negligence of Borrowers and/or its Affiliates and Borrowers hereby indemnify and hold the Administrative Agent and the Lenders harmless on the terms set forth in Section 12.11 from any such loss, damage, liability or claim.

     12.13 No Third Parties Benefited. This Agreement is made for the purpose of defining and setting forth certain obligations, rights and duties of Borrowers, the Administrative Agent and the Lenders in connection with the Loans, and is made for the sole benefit of Borrowers, the Administrative Agent and the Lenders, and the Administrative Agent's and the Lenders' successors and assigns. Except as provided in Sections 12.8 and 12.11, no other Person shall have any rights of any nature hereunder or by reason hereof.

     12.14 Confidentiality. The Administrative Agent, the Swing Line Lender the Issuing Lender and each Lender agrees to hold any confidential information that it may receive from Borrowers pursuant to this Agreement in confidence, except for disclosure: (a) to other Lenders; (b) to legal counsel and accountants for Borrowers or any Lender; (c) to other professional advisors to Borrowers or any Lender, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section; (d) to regulatory officials having jurisdiction over that Lender; (e) to any Gaming Board having regulatory jurisdiction over Parent or its Subsidiaries, provided that each Lender agrees to notify Borrowers of any such disclosure unless prohibited by applicable Laws; (f) as required by Law or legal process, provided that each Lender agrees to notify Borrowers of any such disclosures unless prohibited by applicable Laws, or in connection with any legal proceeding to which that Lender and any of Borrowers are adverse parties; (g) to another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Lender's interests hereunder or a participation interest in its Note, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section; (h) to the National Association of Insurance Commissioners; and (i) to a nationally-recognized credit rating agency provided that each Lender agrees to notify Borrowers of any such disclosures. For purposes of the foregoing, "confidential information" shall mean any information respecting Parent or its Subsidiaries reasonably considered by Borrowers to be confidential, other than (i) information previously filed with any Governmental Agency and available to the public, (ii) information previously published in any public medium from a source other than, directly or indirectly, that Lender, and (iii) information previously disclosed by Borrowers to any Person not associated with Borrowers without a confidentiality agreement or obligation substantially similar to this Section. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of the Administrative Agent or the Lenders to Borrowers. Notwithstanding anything herein to the contrary, "confidential information" shall not include, and the Borrowers, the Parent, the Administrative Agent and each Lender (and each authorized employee, representative, or other authorized person thereof) may disclose to any and all Persons, without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Borrowers, the Parent, the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

     12.15 Further Assurances. Parent, Borrowers and the Sibling Guarantors shall, at their expense and without expense to the Lenders or the Administrative Agent, do, execute and deliver such further acts and documents as the Requisite Lenders or the Administrative Agent from time to time reasonably require for the assuring and confirming unto the Lenders or the Administrative Agent of the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Collateral Document.

     12.16 Integration. This Agreement, together with the other Loan Documents and the letter agreements referred to in Sections 3.2, 3.4 and 3.5, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control and govern; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

     12.17 Governing Law. Except to the extent otherwise provided therein, each Loan Document shall be governed by, and construed and enforced in accordance with, the Laws of California applicable to contracts made and performed in California.

     12.18 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable or invalid as to any party or in any
jurisdiction   shall,  as  to  that  party  or  jurisdiction,   be  inoperative,
unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     12.19 Headings. Article and Section headings in this Agreement and the other Loan Documents are included for convenience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

     12.20 Time of the Essence. Time is of the essence of the Loan Documents.

     12.21 Foreign Lenders and Participants.

          (a) Each Foreign Lender shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Foreign Lender is entitled to an exemption from, or reduction of, U.S. withholding tax, including any exemption pursuant to Section 881(c) of the Code. Thereafter and from time to time, each such Foreign Lender shall (i) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement, (ii) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (iii) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Foreign Lender.

          (b) Each Foreign Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender), shall deliver to the Administrative Agent on the date when such Foreign Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of the Administrative Agent (in the reasonable exercise of its discretion), (i) two duly signed completed copies of the forms or statements required to be provided by such Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not subject to U.S. withholding tax, and (ii) two duly signed completed copies of IRS Form W-8IMY (or any successor thereto), together with any information such Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Code, to establish that such Lender is not acting for its own account with respect to a portion of any such sums payable to such Lender.

          (c) The Borrower shall not be required to pay any additional amount to any Foreign Lender (i) with respect to any Taxes required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits with an IRS Form W-8IMY pursuant to this Section or (B) if such Lender shall have failed to satisfy the foregoing provisions of this Section; provided that if such Lender shall have satisfied the requirement of this Section on the date such Lender became a Lender or - ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this Section 12.21(c) shall relieve the Borrower of its obligation to pay any such amounts in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate.

          (d) The Administrative Agent may, without reduction, withhold any Taxes required to be deducted and withheld from any payment under any of the Loan Documents with respect to which the Borrower is not required to pay additional amounts under this Section.

          (e) Upon the request of the Administrative Agent, each Lender that is not a Foreign Lender shall deliver to the Administrative Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code, without reduction.

          (f) If any Governmental Agency asserts that the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the termination of the Commitment, repayment of all other Obligations hereunder and the resignation of the Administrative Agent.

     12.22 Hazardous Material Indemnity. Each of Borrowers hereby agrees to indemnify, hold harmless and defend (by counsel reasonably satisfactory to the Administrative Agent) the Administrative Agent and each of the Lenders and their respective directors, officers, employees, agents, successors and assigns from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to reasonable attorneys' fees and the reasonably allocated costs of attorneys employed by the Administrative Agent or any Lender, and expenses to the extent that the defense of any such action has not been assumed by Borrowers), arising directly or indirectly out of (i) the presence on, in, under or about any Real Property of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under or from any Real Property and (ii) any activity carried on or undertaken on or off any Real Property by Parent, the Borrowers, the Restricted Subsidiaries or any of their predecessors in title, whether prior to or during the term of this Agreement, and whether by any such Person or any employees, agents, contractors or subcontractors thereof, or any third persons at any time occupying or present on any Real Property, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time located or present on, in, under or about any Real Property. The foregoing indemnity shall further apply to any residual contamination on, in, under or about any Real Property, or affecting any natural resources, and to any contamination of any Property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable Laws, but the foregoing indemnity shall not apply to Hazardous Materials on any Real Property, the presence of which is caused by the Administrative Agent or the Lenders. Borrowers hereby acknowledge and agree that, notwithstanding any other provision of this Agreement or any of the other Loan Documents to the contrary, the obligations of Borrowers under this Section (and under Sections 4.18 and 6.10) shall be unlimited corporate obligations of Borrowers and shall not be secured by any Lien on any Real Property. Any obligation or liability of Borrowers to any Indemnitee under this Section shall survive the expiration or termination of this Agreement and the repayment of all Loans and the payment and performance of all other Obligations owed to the Lenders.

     12.23 Gaming Boards. The Administrative Agent and each of the Lenders agree to cooperate with all Gaming Boards in connection with the administration of their regulatory jurisdiction over Borrowers and its Subsidiaries, including the provision of such documents or other information as may be requested by any such Gaming Board relating to Parent or any of its Subsidiaries or to the Loan Documents.

     12.24 Joint and Several. Each of Borrowers shall be obligated for all of the Obligations on a joint and several basis, notwithstanding which of Borrowers may have directly received the proceeds of any particular Loan or the benefit from the issuance of any Letter of Credit. Each of Borrowers acknowledges and agrees that, for purposes of the Loan Documents, Borrowers constitute a single integrated financial enterprise and that each receives a benefit from the availability of credit under this Agreement to all of Borrowers. Each of Borrowers waive all defenses arising under the Laws of suretyship, to the extent such Laws are applicable, in connection with its joint and several obligations under this Agreement. Without limiting the foregoing, each of Borrowers agrees to the Joint Borrower Provisions set forth in Exhibit I, incorporated by this reference.

     12.25 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTY HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW.

     12.26 Purported Oral Amendments. BORROWERS EXPRESSLY ACKNOWLEDGE THAT THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE A PARTY MAY ONLY BE AMENDED OR MODIFIED, OR THE PROVISIONS HEREOF OR THEREOF WAIVED OR SUPPLEMENTED, BY AN INSTRUMENT IN WRITING THAT COMPLIES WITH SECTION 12.2. BORROWERS AGREE THAT THEY WILL NOT RELY ON ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR ORAL OR WRITTEN STATEMENTS BY ANY REPRESENTATIVE OF THE ADMINISTRATIVE AGENT OR ANY LENDER THAT DOES NOT COMPLY WITH SECTION 12.2 TO EFFECT AN AMENDMENT, MODIFICATION, WAIVER OR SUPPLEMENT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

     12.27 USA PATRIOT ACT. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Parent and each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Parent and each Borrower, which information includes the name and address of Parent and each Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify Parent and the Borrowers in accordance with the Act.



        [THIS SPACE INTENTIONALLY LEFT BLANK - SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BOULDER STATION, INC.
LAKE MEAD STATION, INC.
PALACE STATION HOTEL & CASINO, INC.
SANTA FE STATION, INC.
SUNSET STATION, INC.
FIESTA STATION, INC.
FIESTA STATION HOLDINGS, LLC
LAKE MEAD STATION HOLDINGS, LLC
TEXAS STATION, LLC
CHARLESTON STATION, LLC

By: /s/ Glenn C. Christenson
    ----------------------------------------
        Glenn C. Christenson,

acting as (i) Senior Vice President and Treasurer of Boulder Station, Inc., Fiesta Station, Inc., Lake Mead Station, Inc., Palace Station Hotel & Casino, Inc., Santa Fe Station, Inc., and Sunset Station, Inc. (ii) Manager of Charleston Station, LLC, Fiesta Station Holdings, LLC and Lake Mead Station Holdings, LLC, (iii) as Executive Vice President and Chief Financial Officer of Station Casinos, Inc., the member of Texas Station, LLC

Address for all the foregoing:
c/o Station Casinos, Inc.
2411 West Sahara Avenue
Las Vegas, Nevada  89102
Attn:  Glenn C. Christenson
Telecopier:       (702) 367-2424
Telephone:        (702) 367-2484

By: /s/ Glenn C. Christenson
----------------------------------------------------------
Glenn C. Christenson, Executive Vice President and
         Chief Financial Officer


Address:
Station Casinos, Inc.
2411 West Sahara Avenue
Las Vegas, Nevada  89102
Attn:  Glenn C. Christenson
Telecopier:       (702) 367-2424
Telephone:        (702) 367-2484

BANK OF AMERICA, N.A., as Administrative Agent


By:      /s/ Chris M. Levine
         ---------------------------
Name:    Chris M. Levine
Its:     Assistant Vice President


Address for notices:

Bank of America, N.A.
Mail Code:  TX1-492-14-11
Bank of America Plaza
901 Main Street
Dallas, TX 75202-3714
Ann: Donna F. Kimbrough
Assistant Vice President
Agency Management Officer II
GCIB Agency Management Central I
214/209-1569 Direct
214/290-9436 FAX

BANK OF AMERICA, N.A., as a Lender


By:      /s/ Brain D. Corum
         ---------------------------
Name:    Brian D. Corum
Its:     Senior Vice President

Address for notices:

Brian D. Corum, Senior Vice President
Gaming Portfolio Management
Bank of America, N.A.
Mail Code:  TX1-492-64-01
Bank of America Plaza
901 Main Street, 64th Floor
Dallas, TX 75202-3714
214/209-0921 Direct
214/209-0905 FAX

WELLS FARGO BANK, N.A.



By:      /s/ Clark A. Wood
         ---------------------------
         Clark A. Wood, Vice President



Address for notices:

Clark A. Wood
Vice President-Gaming Division
3800 Howard Hughes Pkwy 4th Floor
Las Vegas, NV 89109
702-791-6351 ph
702-791-6248 fx
woodca@wellsfargo.com

BANK OF SCOTLAND

By:      /s/ Karen Weich
----------------------------------
Title:   Assistant Vice President


Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

CALYON NEW YORK BRANCH

By:      /s/ Dianne M. Scott
         ---------------------------

Title:   Managing Director

By:      /s/ F. Frank Herrera
         ---------------------------

Title:   Director


Address for notices:


Pierre Bury
Vice President
Calyon Corporate And Investment Bank
515 South Flower Street, Suite 2200
Los Angeles, CA 90071
Phone: 213-362-5953
Fax: 213-623-3437

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:      /s/ Christian Jagenberg
         -----------------------

Title:   Senior Vice President and Manager

By:      /s/ Karla Wirth
         ---------------

Title:   Assistant Vice President



Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:      /s/ Steven P.Lapham
         -------------------

Title:   Managing Director


By:      /s/ Brenda Casey
         ----------------

Title:   Vice President



Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

JPMORGAN CHASE BANK, N.A.

By:      /s/ Donald S. Shokrian
         ---------------------------

Title:   Managing Director



Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

MERRILL LYNCH CAPITAL CORPORATION

By:  /s/  Michael E. O'Brien
     ---------------------------

Title:   Vice President



Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

LEHMAN COMMERCIAL PAPER INC.

By:      /s/ V. Paul Arzouian
         ---------------------------

Title:   Authorized Signatory



Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

THE BANK OF NOVA SCOTIA

By:      /s/ Mark Sparrow
         ------------------
Title:   Director



Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By:      /s/ Carl E. Myrick
         ---------------------------

Title:   Senior Vice President



Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

U.S. BANK NATIONAL ASSOCIATION

By:      /s/ Scott J. Bell
         ---------------------------

Title:   Senior Vice President



Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

BNP PARIBAS

By:      /s/ Janice S. H. Ho
         ---------------------------

Title:   Director

By:      /s/ Clive Bettles
---------------------------
Title:   Managing Director


Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

WACHOVIA BANK, NATIONAL ASSOCIATION

By:      /s/ Steven L. Hipsman
         ---------------------------

Title:   Director



Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

ALLIED IRISH BANK

By:      /s/ John Farrace
        ----------------------------
Title:   Senior Vice President


Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

THE BANK OF NEW YORK

By:      /s/ Dawn Hertling
         ---------------------------
Title:   Assistant Treasurer



Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

COMERICA BANK

By:      /s/ Kevin T. Urban
         -----------------------------------

Title:   Corporate Banking Officer


Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

GENERAL ELECTRIC CAPITAL CORPORATION

By:      /s/ Robert M. Kadlick
         ---------------------------

Title:   Duly Signed Signatory



Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

NATIONAL CITY BANK OF THE MIDWEST

By:      /s/ Russell H. Liebetrau, Jr.
         -----------------------------
Title:   Senior Vice President



Address for notices:

National City Bank of the Midwest
1001 South Worth Street, Loc. RJ404F
Birmingham, MI  48009-6943

Attention: Russ Liebetrau

Fax:    248-901-2221
Phone:  248-901-2392

UNION BANK OF CALIFORNIA, N.A.

By:      /s/ Clifford F. Cho
         ---------------------------
Title:   Vice President



Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

HIBERNIA NATIONAL BANK

By:      /s/ Chris Haskew
         ------------------
Title:   Senior Vice President


Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

SUMITOMO MITSUI BANKING CORPORATION

By:      /s/ Al Galluzzo
         ---------------------------
Title:   Senior Vice President


Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

UFJ BANK LIMITED

By:      /s/ Toshiko Boyd
         -------------------
Title:   Vice President



Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

UNITED OVERSEAS BANK

By:      /s/ Kai Hin Tan
         ---------------------------
Title:   Vice President


Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

BANK OF HAWAII

By:      /s/ James Karnowski
         ---------------------------
Title:   Vice President



Address for notices:

________________________________
________________________________
Attention:  _______________________

Telecopier:  (____) ________________
Telephone:  (____) ________________

OAK BROOK BANK

By:      /s/ Henry Wessel
         ------------------
Title:   Vice President



Address for notices:

________________________________
________________________________
Attention:  _______________________

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